                                                                   EXHIBIT 4.2.1
                                                          EXECUTION COPY 4/12/02

              FIRST AMENDMENT TO NOTE AND STOCK PURCHASE AGREEMENT

     THIS FIRST AMENDMENT TO NOTE AND STOCK PURCHASE AGREEMENT (this "AMENDMENT") is entered into as of March 29, 2002, by and among (i) APS HEALTHCARE HOLDINGS, INC. (formerly known as Psych Systems Holdings, Inc.), a Delaware corporation (the "ISSUER"), (ii) THE GUARANTORS FROM TIME TO TIME PARTY HERETO, (iii) CANPARTNERS INVESTMENTS IV, LLC, a California limited liability company (the "INITIAL PURCHASER"), and (iv) THE OTHER PURCHASERS FROM TIME TO TIME PARTY HERETO (together with the Initial Purchaser, the "PURCHASER"). Unless otherwise specified, capitalized terms have the meanings given to them in the Note Purchase Agreement (as defined below).

                                    RECITALS

     A. WHEREAS, pursuant to the terms and subject to the conditions of that certain Note and Stock Purchase Agreement, dated as of September 15, 2000, between the Issuer, the guarantors from time to time party thereto, and the Purchaser (as the Note and Stock Purchase Agreement is amended by this Amendment and the Supplement (as defined below), and as may hereafter be amended, restated, supplemented, or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), Purchaser purchased certain Notes from the Issuer and certain Shares from APS Healthcare, Inc. (formerly known as American Psych Systems Holdings, Inc.) (the "PARENT"), and exercised certain Warrants in exchange for certain Warrant Shares of the Parent.

     B. WHEREAS, to secure payment of the Obligations under the Notes, the Note Purchase Agreement, and the other Note Documents, the Purchaser required such payment be supported by the guarantees of the Parent and each Subsidiary of the Issuer.

     C. WHEREAS, to further secure the Obligations, the Issuer, the Parent, and each Subsidiary have provided to the Purchaser a security interest in the Collateral pursuant to the Security Documents (as defined in the Amended and Restated Subordination and Intercreditor Agreement, dated as of July 23, 2001, between the Issuer, the Parent, the Senior Lender (as defined below), and the Purchaser, as amended by the First Amendment to Amended and Restated Subordination and Intercreditor Agreement, dated as of March 29, 2002), all of such Security Documents to continue (as amended, restated, supplemented, or otherwise modified from time to time) in full force and effect upon the execution of this Amendment, and all of such Security Documents to continue to secure the payments of the Issuer of the Obligations under the Note Purchase Agreement.

     D. WHEREAS, APS Healthcare Bethesda, Inc. (formerly known as American Psych Systems, Inc.) ("APS BETHESDA"), a Subsidiary of the Issuer, desires to acquire all of the ownership interests of Innovative Resource Group, LLC ("IRG") from CC Holding, LLC (the "IRG TRANSACTION"), IRG being the sole owner of all of the capital stock of CNR Partners, Inc. ("CNR"). The IRG Transaction is to be made pursuant to the terms of that certain Purchase and Sale Agreement, effective as of March 29, 2002, by and among APS Bethesda, IRG, CC Holdings, LLC, and Cobalt Corporation (the "IRG TRANSACTION AGREEMENT").

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

     E. WHEREAS, in order to consummate the IRG Transaction, the Issuer needs additional financing from the Senior Lender (as defined below), such additional financing being described in that certain First Amendment to Amended and Restated Credit Agreement (Term Loan) (the "FIRST AMENDMENT TO CREDIT AGREEMENT"), dated as of March 29, 2002, by and among Issuer and CapitalSource Finance LLC (the "SENIOR LENDER"), pursuant to which Senior Lender agrees to provide such additional financing.

     F. WHEREAS, in addition to the IRG Transaction, APS Bethesda has formed a new wholly-owned Subsidiary called "APS Clinics of Puerto Rico, Inc." ("APS CLINICS") and has formed a new wholly-owned Subsidiary called "APS Healthcare Ohio, Inc." ("APS OHIO").

     G. WHEREAS, the Issuer has requested that the Purchaser, among other things, (i) consent to the consummation of the IRG Transaction and the related First Amendment to Credit Agreement, and (ii) grant a limited waiver of the covenants embodied in the Note Purchase Agreement to the extent such covenants would be deemed violated solely do to the consummation of the transactions contemplated by the IRG Transaction Agreement and the First Amendment to Credit Agreement.

     H. WHEREAS, in accordance with the terms of the Note Purchase Agreement, the Purchaser requires that IRG, CNR, and APS Clinics join the Note Purchase Agreement as guarantors to the Note Purchase Agreement, and to grant security interests in the Collateral under the Security Documents.

     I. WHEREAS, in accordance with the terms of the Note Purchase Agreement, IRG, CNR, and APS Clinics have become parties to the Note Purchase Agreement by their signatures to that certain Note and Stock Purchase Agreement Supplement, dated as of March 29, 2002 (the "SUPPLEMENT").

     J. WHEREAS, in consideration of amending the Note Purchase Agreement to incorporate the foregoing, the Purchaser requires (i) an amendment and consent fee ("AMENDMENT FEE") of $250,000 payable in kind and added to the principal amount of the Notes, and (ii) an adjustment to the interest rates payable on the principal amount of the Notes.

     K. WHEREAS, in furtherance of the foregoing and to evidence the agreements of the parties hereto, such parties desire to amend the Note Purchase Agreement as hereinafter provided.

     NOW THEREFORE, in consideration of the foregoing, other good and valuable consideration, and each of the representations, warranties, covenants, and agreements contained herein, the parties agree as follows:

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

     1. ADDITION OF DEFINITIONS. Upon the Amendment Effective Date (as defined in SECTION 4 below), the following definitions are hereby added to Section 1.01 of the Note Purchase Agreement and inserted in appropriate alphabetical order:

          "'BASE RATE' is defined in SECTION 2.10(a)."

          "'BRIDGE NOTE' is defined in Section 2.06(a)."

          "'FISCAL QUARTER' means the fiscal quarter of the Issuer ending on March 31, June 30, September 30, and December 31 of each year."

          "'FUNDED DEBT' means, with respect to any Person, without duplication, all Indebtedness of such Person but does not include the undrawn portion of letters of credit, until drawn."

          "'INCREASED INTEREST RATE' is defined in SECTION 2.10(b)."

          "'IRG TRANSACTION AGREEMENT' means that certain Purchase and Sale Agreement, effective as of March 29, 2002, by and among APS Healthcare Bethesda, Inc., Innovative Resource Group, LLC, CC Holdings, LLC, and Cobalt Corporation."

          "'JUNIOR NOTE' means that certain Subordinated Promissory Note executed in connection with the IRG Transaction Agreement, and dated March 29, 2002, in the original principal amount of $10,000,000, payable by APS Healthcare Bethesda, Inc. to CC Holdings, LLC."

          "'NET FUNDED DEBT' means as of the end of the applicable Fiscal Quarter, (i) consolidated Funded Debt of the Issuer as reported in the quarterly financial statement prepared in accordance with GAAP for such Fiscal Quarter, LESS (ii) cash of the Issuer reported on such financial statement which is available to pay Funded Debt without restriction."

          "'NINE MONTH ANNUALIZED EBITDA' means the EBITDA for the nine months ended December 31, 2002, multiplied by four thirds (4/3)."

          "'QUALIFIED IPO' means an underwritten public offering, pursuant to an effective registration statement under the Securities Act and under other applicable securities laws and regulations covering the offer and sale of capital stock of Parent, which generates a minimum of $30,000,000 in gross proceeds, and as to which offering Senior Lender has not, prior to the effectiveness of such offering, indicated in writing its reasonable objection."

          "'QUALIFIED IPO SUCCESS FEE' is defined in the Intercreditor
     Agreement."

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

           "'SIX MONTH ANNUALIZED EBITDA' means the EBITDA for the six months ended September 30, 2002, multiplied by two (2)."

           "'TWELVE MONTH EBITDA' means the EBITDA for the past rolling twelve month period."

     2. AMENDMENTS TO THE NOTE PURCHASE AGREEMENT. Upon the Amendment Effective Date, the Note Purchase Agreement is hereby amended as follows:

     2.1. AMENDMENT TO THE DEFINITIONS OF "EXISTING CREDIT AGREEMENT" AND "EXISTING LENDER". The definitions of "Existing Credit Agreement" and "Existing Lender" as set forth in the recitals to the Note Purchase Agreement, and as used throughout the Note Purchase Agreement, are hereby restated in their entirety to read as follows:

     "that certain Amended and Restated Credit Agreement (Term Loan), dated as of July 23, 2001 (as amended by that certain First Amendment to Amended and Restated Credit Agreement (Term Loan) dated as of March 29, 2002 and as may be otherwise amended, restated, supplemented, or modified from time to time, the "EXISTING CREDIT AGREEMENT"), with CapitalSource Finance LLC (successor in interest to Bank of America, N.A.) as lender (the "EXISTING LENDER")"

     2.2. AMENDMENT TO THE DEFINITION OF "EXTRAORDINARY PROCEEDS". The definition of "Extraordinary Proceeds" is hereby amended to (a) delete "or" from the end of (iv), and (b) restate (v) in its entirety to read as follows:

           "(v) 62.5% of the first Thirty Million Dollars ($30,000,000) of the Net Cash Proceeds from an IPO (other than a Qualified IPO) and 87.5% of Net Cash Proceeds from an IPO (other than a Qualified IPO) in excess of Thirty Million Dollars ($30,000,000); or"

     2.3. AMENDMENT TO THE DEFINITION OF "EXTRAORDINARY PROCEEDS". The definition of "Extraordinary Proceeds" is hereby amended to add (vi) to read as follows:

           "(vi) 100% of the proceeds from a Qualified IPO net of underwriting and other expenses directly related to the Qualified IPO, but not the payment of third party obligations, the payment of which are triggered by such Qualified IPO."

     2.4. AMENDMENT TO THE DEFINITION OF "INTERCREDITOR AGREEMENT". The definition of "Intercreditor Agreement" as set forth in the recitals to the Note Purchase Agreement, and as used throughout the Note Purchase Agreement, is hereby restated in its entirety to read as follows:

     "that certain Amended and Restated Subordination and Intercreditor Agreement, dated as of July 23, 2001, between the Purchaser, the Senior Lender, the Issuer, and the Parent (as amended by that certain First Amendment to Amended and

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

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     Restated Subordination and Intercreditor Agreement dated as of March 29,
     2002, and as may be otherwise amended, supplemented, or modified from time to time, the "INTERCREDITOR AGREEMENT")"

     2.5. AMENDMENT TO THE DEFINITION OF "NOTE DOCUMENTS". The definition of "Note Documents" is hereby amended to (a) include (i) this Amendment, (ii) that certain Note and Stock Purchase Agreement Supplement, dated as of March 29, 2002, executed by Psych Systems IPA, Inc., Metropolitan IPA, Inc, IRG, CNR, and APS Clinics, and acknowledged and agreed by the guarantors party thereto, (iii) that certain Ratification of Note and Stock Purchase Agreement, dated as of March 29, 2002, executed by the guarantors party thereto, (iv) that certain Amended and Restated 15% Senior Subordinated Note, dated as of March 29, 2002, made by the Issuer to the order of the Purchaser, (v) that certain First Amendment to Amended and Restated Subordination and Intercreditor Agreement, dated as of March 29, 2002, between the Purchaser, the Senior Lender, the Issuer, and the Parent, and (vi) that certain Second Amendment to Security Documents Joinder and Modification Agreement, dated as of March 29, 2002, between the Purchaser, the Senior Lender, the Issuer, the Parent, and each subsidiary of the Issuer, and (b) add to the end of such definition ", as each such document may be amended, restated, supplemented, or otherwise modified from time to time".

     2.6. AMENDMENT TO THE DEFINITION OF "NOTES". The definition of "Notes" as set forth in the recitals to the Note Purchase Agreement, and as used throughout the Note Purchase Agreement, is hereby amended to delete "$7,500,000" and to replace it with "$7,750,000".

     2.7. AMENDMENT TO THE DEFINITION OF "RESTRICTED PAYMENT". The definition of "Restricted Payment" is hereby amended to insert the following at the end of clause (ii), after "Obligations,":

     "PROVIDED, HOWEVER, that `Restricted Payment' shall not include payments toward the Junior Note that are made in accordance with Sections 3 and 4 of that certain Subordination Agreement dated as of March 29, 2002, by and among CC Holdings, LLC, APS Healthcare Bethesda, Inc., Innovative Resource Group, LLC, the Senior Lender, and the Purchaser,"

     2.8. AMENDMENT TO THE DEFINITION OF "UNPAID PRINCIPAL AMOUNT". The definition of "Unpaid Principal Amount" is hereby amended to delete "$7,500,000" and to replace it with "$7,750,000".

     2.9. AMENDMENT TO SECTION 2.01. Section 2.01 of the Note Purchase Agreement is hereby amended to delete "$7,500,000" and to replace it with "$7,750,000".

     2.10. AMENDMENT TO SECTION 2.03(a). The second paragraph of the legend in
Section 2.03(a) is hereby restated in its entirety to read as follows:

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

     "THIS NOTE IS SUBJECT TO AN AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF JULY 23, 2001 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), AMONG CANPARTNERS INVESTMENTS IV, LLC, APS HEALTHCARE HOLDINGS, INC. (FORMERLY KNOWN AS PSYCH SYSTEMS HOLDINGS, INC.), APS HEALTHCARE, INC. (FORMERLY KNOWN AS AMERICAN PSYCH SYSTEMS HOLDINGS, INC.), AND CAPITALSOURCE FINANCE LLC. THIS NOTE IS SUBORDINATED IN RIGHT AND TIME OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (AS DEFINED THEREIN) IN ACCORDANCE WITH, AND TO THE EXTENT SPECIFIED IN, SUCH INTERCREDITOR AGREEMENT AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF SUCH INTERCREDITOR AGREEMENT. THIS NOTE IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE INTERCREDITOR AGREEMENT."

     2.11. AMENDMENT TO SECTION 2.06(A). Section 2.06(a) is hereby amended to add the following to the end of that Section:

          "Notwithstanding the foregoing, within three (3) Business Days after the closing of a Qualified IPO, the Issuer must (i) apply Extraordinary Proceeds from such Qualified IPO toward permanent reduction of that certain promissory note in the amount of $5,000,000, dated as of March 29, 2002, made by the Issuer to the order of the Senior Lender (the "BRIDGE NOTE") (if not otherwise paid prior thereto), and toward payment of the Qualified IPO Success Fee, then (ii) apply any such residual Extraordinary Proceeds toward permanent reduction of the Notes."

     2.12. ADDITION OF SECTION 2.10. Section 2.10 is hereby added to the Note Purchase Agreement to read as follows:

          "SECTION 2.10 PAYMENT OF INTEREST. The Issuer shall make payments of interest (computed on the basis of a 360-day year of twelve 30-day months) accrued on the outstanding principal balance of the Notes, payable monthly, on the last day of each month of each year (or, if such day is not a Business Day, on the immediately preceding Business Day), commencing on April 30, 2002 as follows:

          (a) BASE INTEREST RATE. On and including March 29, 2002, interest shall accrue on the unpaid balance of the Notes at a rate of 1.25% per month (the "BASE RATE") until the principal balance thereof shall have become due and

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT
     payable, unless and until a higher rate has become applicable under the terms of this SECTION 2.10.

          (b) INCREASED INTEREST RATE. If the closing of a Qualified IPO has not occurred on or before September 30, 2002, then the interest shall accrue on the unpaid balance of the Notes until the principal balance thereof shall have become due and payable, and shall apply retroactively for the period April 1, 2002 to September 30, 2002, at a rate determined in accordance with the following formulas:

Net Funded Debt /Applicable          Applicable Annualized
      Annualized EBITDA             Increased Interest Rate
---------------------------         -----------------------
      Less than 1.25x                         15%
      1.25x to 1.4999x                        16%
      1.50x to 1.7499x                        17%
      1.75x to 1.9999x                        18%
      2.00x and greater                       20%

     The calculations of the above formulas shall be based on annualized EBITDA calculations as follows: (i) retroactive interest payments for the period April 1, 2002 through September 30, 2002, and interest payments due and payable on October 31, 2002, November 30, 2002, and December 31, 2002 shall be calculated using Six Month Annualized EBITDA and the Net Funded Debt for the Fiscal Quarter ended September 30, 2002; (ii) interest payments due and payable on January 31, 2003, February 28, 2003, and March 31, 2003 shall be calculated using Nine Month Annualized EBITDA and the Net Funded Debt for the Fiscal Quarter ended December 31, 2002; and (iii) interest payments due and payable on and after April 30, 2003 shall be calculated using Last 12 Months EBITDA and the latest quarter ended Net Funded Debt. The interest rate set forth in the chart above that corresponds to the applicable quotient of Net Funded Debt divided by Applicable Annualized EBITDA calculated as described in the immediately preceding clauses (i), (ii), and
     (iii) are collectively referred to as "INCREASED INTEREST RATES," and each an "INCREASED INTEREST RATE." If the closing of a Qualified IPO has not occurred on or before September 30, 2002, the Issuer shall deliver to the Holders of the Notes written notice of the first applicable Increased Interest Rate and the calculation thereof, together with supporting information in sufficient detail to enable the Holders of the Notes to verify the same, on or before October 31, 2002 for the interest payments applicable to the period from April 1, 2002 to December 31, 2002. Additionally, on October 31, 2002, the Issuer shall deliver to the Holders of the Notes (a) the interest payment for the period from October 1, 2002 to October 31, 2002, which shall be calculated using the Increased Interest Rate applicable thereto, and (b) the retroactive interest payment for the period from April 1, 2002 to September 30, 2002, in the amount of (x) the

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT
     interest payments for such period calculated using the applicable Increased Interest Rate, LESS (y) the interest payments for such period calculated using the Base Rate, provided that such interest payments at the Base Rate were actually delivered by the Issuer to the Holders of the Notes. Thereafter, the Issuer shall deliver to the Holders of the Notes written notice of each additional applicable Increased Interest Rate and the calculation thereof, together with supporting information in sufficient detail to enable the Holders of the Notes to verify the same, within thirty
     (30) days of the close of each Fiscal Quarter thereafter. Should an interest payment for any period become due prior to the time at which the Issuer's notice of an Increased Interest Rate and calculations thereof for such period are due hereunder, the Issuer shall deliver to the Holder of the Notes (a) on the due date of such interest payment, the amount of such interest payment calculated using the Increased Interest Rate applicable to the immediately preceding period, and (b) on the due date of the notice of the applicable Increased Interest Rate and the calculation thereof, the amount of (x) the interest payment for such period calculated using the applicable Increased Interest Rate, LESS (y) the interest payment for such period calculated using the Increased Interest Rate applicable to the immediately preceding period, provided that such interest payment at the Increased Interest Rate applicable to the immediately preceding period was actually delivered by the Issuer to the Holders of the Notes (or, if the Increased Interest Rate has declined, such overpayment shall be applied to the next applicable interest payment).

          (c) DEFAULT INTEREST RATE. To the extent permitted by law, on any overdue payment (including any overdue prepayment or payment due on acceleration, without regard to blockage or other contractual payment restrictions) of principal and any overdue payment of interest, interest shall accrue at a rate per annum from time to time equal to (i) the Base Rate, plus 2.5%, or (ii) as applicable, the applicable Increased Interest Rate, plus 2.5% (either being the "DEFAULT RATE")."

     2.13. ADDITION OF SECTION 6.01(l). Sections 6.01(l) is hereby added to the Note Purchase Agreement to read as follows:

          "(l) QUARTERLY INTEREST RATE CALCULATION STATEMENTS. As described in
     SECTION 2.10(b) hereof, if the closing of a Qualified IPO has not occurred on or before September 30, 2002, the Issuer shall deliver to the Holders of the Notes written notice of the first applicable Increased Interest Rate and the calculation thereof, together with supporting information in sufficient detail to enable the Holders of the Notes to verify the same, on or before October 31, 2002. Thereafter, the Issuer shall deliver to the Holders of the Notes written notice of each additional applicable Increased Interest Rate and the calculation thereof, together with supporting information in sufficient detail to enable the Holders of the Notes to verify the same, within thirty (30) days of the close of each Fiscal

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

     Quarter thereafter. In all instances, the delivery of the notice of the applicable Increased Interest Rate and the calculation thereof and supporting information shall be accompanied by a certificate, executed by a Senior Financial Officer of the Issuer, certifying as to such calculations."

     2.14. AMENDMENT TO SECTION 6.16(a). Section 6.16(a) is hereby amended to add the following before the semi-colon:

     ", PROVIDED, HOWEVER, that if such Extraordinary Proceeds are generated from a Qualified IPO, the Obligors must (i) apply such Extraordinary Proceeds toward permanent reduction of the Bridge Note and toward payment of the Qualified IPO Success Fee, then (ii) apply any such residual Extraordinary Proceeds toward permanent reduction of the Notes"

     2.15. AMENDMENT TO SECTION 7.05. Section 7.05 is hereby amended to (i) delete "and" from the end of clause (e), (ii) delete the period from the end of clause (f) and to replace it with "; and", and (iii) add the following clauses after clause (f):

           "(g) the Junior Note; PROVIDED, HOWEVER, that the aggregate principal amount of the obligations incurred with respect to such Indebtedness shall not exceed $10,000,000; and

           (h) Indebtedness owing by APS Healthcare Bethesda, Inc. to Sheppard Pratt Health Systems, Inc., evidenced by those two (2) certain promissory notes each dated August 31, 2001, payable by APS Healthcare Bethesda, Inc., to Sheppard Pratt Health Systems, Inc., in the principal amounts of $466,000 and $240,000, respectively; provided, however, that the aggregate amount of the obligations with respect to such notes shall not exceed $706,000."

     2.16. ADDITION OF SECTION 7.19. Section 7.19 is hereby added to the Note Purchase Agreement to read as follows:

           "SECTION 7.19 LIMIT ON INITIAL PUBLIC OFFERINGS. The Parent and the Issuer will not, and will not permit any of its Subsidiaries to, conduct any initial public offering unless such public offering is a Qualified IPO."

     2.17. ADDITION OF SECTION 7.20. Section 7.20 is hereby added to the Note Purchase Agreement to read as follows:

           "SECTION 7.20 CERTAIN SUBSIDIARIES. The Issuer agrees to cause either of the following to be done on or before May 15, 2002: (i) dissolve its indirect Subsidiaries, APS Healthcare Ohio, Inc., American Psych Systems of Texas, Inc., New York Psych Systems, Inc., Westchester Psych Systems, L.P., Psych Systems of Westchester, Inc., New York Psych Systems, L.P., Suffolk Psych Systems, Inc., Psych Systems of Long Island, Inc., CHS Managed

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

Service, Inc., and Psych Systems of Manhattan, Inc., and provide evidence of such dissolution in form and substance satisfactory to the Purchaser, or (ii) with respect to each such Subsidiary, comply to the Purchaser's satisfaction with all terms and conditions of Section 6.23 of the Note Purchase Agreement."

     2.18. AMENDMENT AND RESTATEMENT OF EXHIBIT A. Exhibit A to the Note Purchase Agreement is hereby restated in its entirety as is set forth on EXHIBIT A hereto, and is incorporated herein by reference for all purposes.

     2.19. AMENDMENT TO SCHEDULE 1.01(b). Schedule 1.01(b) to the Note Purchase Agreement is hereby amended to include all Liens of IRG, CNR, and APS Clinics, and such Liens are set forth on SCHEDULE A hereto and are incorporated herein by reference for all purposes.

     2.20. AMENDMENT TO SCHEDULE 4.02(h). Schedule 4.02(h) to the Note Purchase Agreement is hereby amended to include all proceedings described in Section 4.02(h) of the Note Purchase Agreement of IRG, CNR, and APS Clinics, and such proceedings are set forth on SCHEDULE B hereto and are incorporated herein by reference for all purposes.

     2.21. AMENDMENT TO SCHEDULE 5.01(c). Schedule 5.01(c) to the Note Purchase Agreement is hereby amended to include all events described in Section 5.01(c) to the Note Purchase Agreement of IRG, CNR, and APS Clinics, and such events are set forth on SCHEDULE C hereto and are incorporated herein by reference for all purposes.

     2.22. AMENDMENT TO SCHEDULE 5.01(d)(ii). Schedule 5.01(d)(ii) to the Note Purchase Agreement is hereby amended to include all agreements described in
Section 5.01(d)(ii) to the Note Purchase Agreement of IRG, CNR, and APS Clinics, and such agreements are set forth on SCHEDULE D hereto and are incorporated herein by reference for all purposes.

     2.23. AMENDMENT TO SCHEDULE 5.01(e). Schedule 5.01(e) to the Note Purchase Agreement is hereby amended to include all Permits described in Section 5.01(e) to the Note Purchase Agreement of IRG, CNR, and APS Clinics, and such Permits are set forth on SCHEDULE E hereto and are incorporated herein by reference for all purposes.

     2.24. AMENDMENT AND RESTATEMENT OF SCHEDULE 5.01(f)(i). Schedule 5.01(f)(i) to the Note Purchase Agreement is hereby restated in its entirety as is set forth on SCHEDULE F hereto, and is incorporated herein by reference for all purposes.

     2.25. AMENDMENT AND RESTATEMENT OF SCHEDULE 5.01(f)(ii). Schedule 5.01(f)(ii) to the Note Purchase Agreement is hereby restated in its entirety as is set forth on SCHEDULE F hereto, and is incorporated herein by reference for all purposes.

     2.26. AMENDMENT TO SCHEDULE 5.01(f)(ii)(b). Schedule 5.01(f)(ii)(b) to the Note Purchase Agreement is hereby amended to add all rights of conversion into shares of IRG, CNR,

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT
and APS Clinics, and such conversion rights are set forth on SCHEDULE G hereto and are incorporated by reference for all purposes.

     2.27. AMENDMENT TO SCHEDULE 5.01(i). Schedule 5.01(i) to the Note Purchase Agreement is hereby amended to include the location of the chief executive offices and the location of records for each of IRG, CNR, and APS Clinics, and such locations are set forth on SCHEDULE H hereto and are incorporated by reference for all purposes.

     2.28. AMENDMENT TO SCHEDULE 5.01(n). Schedule 5.01(n) to the Note Purchase Agreement is hereby amended to include all assets described in Section 5.01(n) of the Note Purchase Agreement of IRG, CNR, and APS Clinics, and such assets are set forth on SCHEDULE I hereto and are incorporated by reference for all purposes.

     2.29. AMENDMENT TO SCHEDULE 5.01(t)(i). Schedule 5.01(t)(i) to the Note Purchase Agreement is hereby amended to include all outstanding Indebtedness of IRG, CNR, and APS Clinics, and such Indebtedness is set forth on SCHEDULE J hereto and is incorporated by reference for all purposes.

     3.   LIMITED CONSENTS AND WAIVERS.

     3.1. LIMITED CONSENTS AND WAIVERS. Issuer has requested that the Purchaser
(i) consent to the IRG Transaction and the related First Amendment to Credit Agreement, and (ii) grant limited waiver of the covenants embodied in the Note Purchase Agreement to the extent such covenants would be deemed violated solely due to the consummation of the transactions contemplated by the IRG Transaction Agreement and the First Amendment to the Credit Agreement. Subject to the satisfaction of the conditions precedent enumerated in SECTION 4 hereto, and to the other terms, conditions, and provisions of this Amendment, the Purchaser hereby (a) consents to the consummation of the IRG Transaction and the First Amendment to Credit Agreement, and (b) waives the covenants embodied in the Note Purchase Agreement only to the extent such covenants would be deemed violated solely do to the consummation of the transactions contemplated by the IRG Transaction Agreement and the First Amendment to Credit Agreement. The consents and waivers described in this SECTION 3.1 are strictly limited to the IRG Transaction and the First Amendment to Credit Agreement and to the provisions of the Note Purchase Agreement as they relate to such transactions.

     3.2. NO OTHER CONSENTS OR WAIVERS. Except as otherwise specifically provided for in this Amendment, nothing contained herein shall be construed as a waiver by the Purchaser of any covenant or provision of the Note Purchase Agreement, the other Note Documents, this Amendment or any other contract or instrument between the Purchaser and the Issuer or any other Obligor, and the failure of the Purchaser at any time or times hereafter to require strict performance by the Issuer or any other Obligor of any provision thereof shall not waive, affect or diminish any right of the Purchaser to thereafter demand strict compliance therewith. The Purchaser hereby reserves all rights granted under the Note Purchase Agreement, this

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

Amendment, the other Note Documents, and any other contract or instrument between the Issuer and the Purchaser.

     4. CONDITIONS PRECEDENT TO AMENDMENT EFFECTIVE DATE. This Amendment shall become effective as of the date first written above (the "AMENDMENT EFFECTIVE DATE") upon satisfaction of each of the following conditions:

     4.1. DELIVERY OF NOTE DOCUMENTS. The Purchaser shall have received each of the following documents in form and substance satisfactory to the Purchaser:

          (a) this Amendment, together with all Exhibits and Schedules hereto which shall be true, complete and correct as of the Amendment Effective Date, duly executed by the Issuer and the guarantors listed on the signature pages hereto;

          (b) the Note and Stock Purchase Agreement Supplement, duly executed by IRG, CNR, and APS Clinics;

          (c) the Ratification of Note and Stock Purchase Agreement, duly executed by the guarantors listed on the signature pages thereto;

          (d) the Amended and Restated 15% Senior Subordinated Secured Note Due 2004 in the principal amount of $7,750,000, duly executed by the Issuer in favor of the Purchaser;

          (e) the First Amendment to Amended and Restated Subordination and Intercreditor Agreement, duly executed by the Issuer, the Senior Lender, the Parent, and the Purchaser;

          (f) the Subordination Agreement, duly executed by CC Holdings, LLC, APS Bethesda, IRG, the Senior Lender, and the Purchaser.

          (g) the First Amendment to Credit Agreement, duly executed by the Senior Lender and the Issuer;

          (h) evidence that the IRG Transaction Agreement is in full force and effect, and that the IRG Transactions are complete and have closed;

          (i) evidence that the Security Documents have been amended to include the security provided by the Parent, IRG, CNR, and APS Clinics in favor of the Purchaser; and

          (j) the legal opinion from Mintz Levin Cohn Ferris Glovsky and Popeo PC, in form and substance satisfactory to the Purchaser, regarding due authorization, execution, delivery, and enforceability of this Amendment and the other Note Documents amended

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT
     in connection herewith, and regarding creation and perfection of the security interests granted by the Parent, IRG, CNR, and APS Clinics in favor of the Purchaser.

     4.2. DELIVERY OF CORPORATE DOCUMENTS. The Purchaser shall have received each of the following documents in form and substance satisfactory to the
Purchaser:

          (a) an Officer's or General Partner's Certificate of each Obligor, dated as of the Amendment Effective Date, certifying that the conditions precedent specified in SECTIONS 4.1 and 4.2 to this Amendment have been satisfied, and that the representations and warranties specified in this Amendment and in the Note Purchase Agreement are true and correct;

          (b) a Secretary's, Assistant Secretary's or General Partner's Certificate, as applicable, of each Obligor, dated as of the Amendment Effective Date, (i) attaching (a) resolutions of the board of directors authorizing the execution, delivery, and performance of this Amendment and all other Note Documents executed by any Obligor, and (b) an incumbency certificate containing the names, incumbency, and signatures of the officers of the Obligor, or the Obligor's general partner, authorized to execute, deliver, and perform such documents, and (ii) certifying as to the accuracy and currency of such Obligor's Governing Documents.

     4.3. NO MATERIAL ADVERSE CHANGE. No material adverse change shall have occurred with respect to the business, operations, performance, assets, properties, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries taken as a whole from December 31, 2001.

     4.4. SATISFACTION OF SECTION 6.23 OF THE NOTE PURCHASE AGREEMENT. All conditions set forth in Section 6.23 of the Note Purchase Agreement have been satisfied to the Purchaser's satisfaction with respect to each of IRG, CNR, and APS Clinics.

     4.5. SECURITY AND OTHER DOCUMENTATION. On or prior to the Amendment Effective Date, the Purchaser shall have received fully executed copies of the Security Documents executed by the Parent, IRG, CNR, and APS Clinics, and the Collateral Agent shall have received fully-executed originals thereof together with such stock powers and other documents required to perfect the security interests granted by the Parent, IRG, CNR, and APS Clinics to the Purchaser.

     4.6. SATISFACTORY COLLATERAL. The Purchaser shall be satisfied that the Collateral Agent has received security interests in all Property and a pledge of all the issued and outstanding stock of IRG, CNR, and APS Clinics.

     4.7. TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained herein and contained in the Note Purchase Agreement and the other Note Documents, as each is hereby amended, restated, supplemented, or modified, shall be true and correct as of

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT
the Amendment Effective Date, as if made on the Amendment Effective Date, except for such representations and warranties that are, by their express terms, limited to a specific date.

     4.8. NO EVENT OF DEFAULT. With respect to each Obligor, and after giving effect to this Amendment, no Event of Default shall have occurred and be continuing.

     4.9. DUE DILIGENCE. The Purchaser shall have completed to its satisfaction its due diligence in connection with the IRG Transaction.

     4.10. PAYMENT OF FEES. The Issuer shall have paid to the Purchaser on or before the Amendment Effective Date, fees, charges, and disbursements of the Purchaser and the Purchaser's counsel to the extent reflected in statements of the Purchaser and such counsel rendered to the Issuer at least one Business Day prior to the Amendment Effective Date.

     4.11. OTHER DOCUMENTS. The Purchaser shall have received such other documentation as the Purchaser may reasonably request.

     5. RATIFICATION. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Note Purchase Agreement and the other Note Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Note Purchase Agreement and the other Note Documents are ratified and confirmed and shall continue in full force and effect. The Issuer, the guarantors party hereto, and the Purchaser agree that the Note Purchase Agreement and the other Note Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. All terms defined in the Note and Stock Purchase Agreement that are not specifically amended, restated, supplemented, or otherwise modified or redefined pursuant to this Amendment shall have the meanings given to such terms in the Note and Stock Purchase Agreement. This Amendment is not intended to be or to create, nor shall it be construed as or constitute, a novation or an accord and satisfaction but shall constitute an amendment of the Note Purchase Agreement.

     6.   REPRESENTATIONS AND WARRANTIES.

     6.1. ORGANIZATION; POWER AND AUTHORITY. The Issuer and each guarantor party hereto is a corporation or limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and is duly qualified as a foreign entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Issuer and each guarantor party hereto has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Amendment and any other Note Document executed in connection herewith to which it is a party, and to perform the provisions thereof.

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

     6.2. AUTHORIZATION, ETC. This Amendment and each other Note Document executed in connection herewith has been duly authorized by all necessary corporate action on the part of each Obligor party thereto, and all such Note Documents constitute, and upon execution and delivery thereof each Note will constitute, a legal, valid and binding obligation of such Obligor enforceable against such Obligor in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     6.3. TRUTH OF REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in the Note Purchase Agreement and the other Note Documents, as each is hereby amended, restated, supplemented, or modified, are true and correct as of the Amendment Effective Date, as if made on the Amendment Effective Date, except for such representations and warranties as are by their express terms limited to a specific date.

     6.4. DISSOLUTION OF CERTAIN SUBSIDIARIES. As of the date of this Amendment, each of American Psych Systems of Texas, Inc., New York Psych Systems, Inc., Westchester Psych Systems, L.P., Psych Systems of Westchester, Inc., New York Psych Systems, L.P., Suffolk Psych Systems, Inc., Psych Systems of Long Island, Inc., CHS Managed Service, Inc., and Psych Systems of Manhattan, Inc., (i) has been or will be dissolved by May 15, 2002, and (ii) has transferred or will transfer all of its assets to one or more of the Obligors by May 15, 2002.

     6.5. NO EVENT OF DEFAULT. With respect to each Obligor, and after giving effect to this Amendment, no Event of Default has occurred and is continuing.

     6.6. COMPLIANCE WITH COVENANTS. Each Obligor is in full compliance with the covenants and agreements contained in the Note Purchase Agreement and the other Note Documents as hereby amended, restated, supplemented, or modified.

     6.7. NO AMENDMENT TO CERTIFICATE OF INCORPORATION AND BYLAWS. The Obligors have not amended their certificates of incorporation, bylaws, or other similar organizing documents, since the date of the Note Purchase Agreement.

     6.8. COMPLIANCE WITH LAWS, OTHER INSTRUMENTS, ETC. The execution, delivery and performance by each Obligor of this Amendment, and the other Note Documents executed in connection herewith, to which it is a party will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of such Obligor under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement relating to the borrowing of money, any material lease or any other agreement or instrument to which such Obligor is bound or by which such Obligor or any of its properties may be bound or affected, (ii) contravene such Obligor's certificate of incorporation, bylaws, or other organizing documents, (iii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to such Obligor, or (iv) violate any provision of any Requirement of Law (including,

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT
without limitation, laws regulating the corporate practice of medicine) applicable to such Obligor.

     6.9. GOVERNMENTAL AUTHORIZATIONS, ETC. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by any Obligor of this Amendment or the other Note Documents executed in connection herewith.

     7.   MISCELLANEOUS PROVISIONS.

     7.1. EXPENSES, FEES, ETC. In addition to that which is provided in Section
9.01 of the Note Purchase Agreement and in SECTIONS 4.10 and 7.7 hereof, each Obligor agrees, jointly and severally to pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by the Purchaser in connection with the Note Purchase Agreement, this Amendment, and the other Note Documents, whether or not the transactions contemplated hereby are consummated. Further, as consideration for execution of this Amendment to permit, among other things, the increase in Indebtedness associated with the Senior Debt, each Obligor agrees, jointly and severally to pay the Amendment Fee, payable in kind and added to the original principal amount of the Note of $7,500,000, for an amended and restated principal amount of $7,750,000. The obligations of each Obligor under this
SECTION 7.1 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of the Note Purchase Agreement, this Amendment, the Notes or other Note Documents, and the termination of the Note Purchase Agreement.

     7.2. SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT. All representations and warranties contained herein, and in the Note Purchase Agreement or any other Note Document shall survive the execution and delivery of this Amendment and the other Note Documents, the purchase or transfer by any Holder of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent Holder of a Note, regardless of any investigation made at any time by or on behalf of any Holder. All statements contained in any certificate or other instrument delivered by or on behalf of each Obligor pursuant to this Amendment shall be deemed representations and warranties of each Obligor under this Amendment. Subject to the preceding sentence, the Note Purchase Agreement, this Amendment, and the other Note Documents embody the entire agreement and understanding between each Holder and each Obligor and supersede all prior agreements and understandings relating to the subject matter hereof.

     7.3. SEVERABILITY. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

     7.4. SUCCESSORS AND ASSIGNS. All covenants and other agreements contained in this Amendment by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent Holder of a Note) whether so expressed or not.

     7.5. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

     7.6. GOVERNING LAW. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

     7.7. RELEASE BY THE OBLIGORS.

          (a) The Obligors acknowledge that the Purchaser would not enter into this Amendment without the Obligors' assurances that no Obligor has a claim, defense, counterclaim, offset, cross-complaint, or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay the Obligations or to seek affirmative relief or damages of any kind or nature from the Purchaser. The Obligors, each for itself and on behalf of its officers and directors, and its respective predecessors, successors, and assigns (collectively, the "RELEASORS") voluntarily release and forever discharge the Purchaser and its predecessors, agents, employees, successors, and assigns (collectively, the "RELEASED PARTIES") from any known or unknown claims, demands, actions, damages, costs, expenses, and liabilities of any nature, originating on or before the Amendment Effective Date, which any Releasor may now or hereafter have against the Released Parties, if any, whether founded in tort or pursuant to any other theory of liability, including, but not limited to, any claims arising out of or related to the Note Documents as amended hereby, or the transactions contemplated thereby.

          (b) The provisions, waivers, and released set forth in this section are binding upon each Releasor. The provisions, waivers, and releases of this section shall inure to the benefit of each Released Party.

          (c) The provisions of this section shall survive payment in full of the Obligations, full performance of the terms of the Note Purchase Agreement, this Amendment, and the other Note Documents, and/or any action by the Purchaser to exercise any remedy available under the Note Documents, applicable law, or otherwise.

          (d) Each Obligor warrants and represents that it is the sole and lawful owner of all right, title, and interest in and to all of the claims released hereby, and each Obligor

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT
     has not heretofore voluntarily, by operation of law, or otherwise, assigned or transferred or purported to assign or transfer to any Person any such claim or any portion thereof. Each Obligor shall indemnify and hold harmless each Released Party from and against any claim, demand, damage, debt, liability (including payment of reasonable attorneys' fees and costs actually incurred whether or not litigation is commenced) based on or arising out of any such assignment or transfer.

                            [Signature pages follow]

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

ISSUER:

APS Healthcare Holdings, Inc.
(formerly known as Psych Systems Holdings, Inc.), a Delaware corporation

/s/ Laura F. Tarantino
-------------------------------------
By: Laura F. Tarantino
Title: Secretary


PURCHASER:

Canpartners Investments IV, LLC,
a California limited liability company

/s/ Scott A. Imbach
-------------------------------------
By: Scott A. Imbach
Title: Under power of attorney

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

GUARANTORS:

APS Bethesda, Inc. (formerly known as
American Psych Systems, Inc.), an Iowa
corporation

CH/ECP Systems, Inc., a New York
corporation

APS Healthcare Southwest, Inc. (formerly known as AzCare, Inc.), an Arizona corporation

Psych Systems PPO, Inc., a New York
corporation

APS Healthcare, Inc. (formerly known as
American Psych Systems Holdings, Inc.), a
Delaware corporation

APS Healthcare Northwest, Inc. (formerly known as Vydas Resources, Inc.), a Montana corporation

APS Healthcare Puerto Rico, Inc. (formerly known as American Psych Systems of Puerto
Rico, Inc.), a Puerto Rico corporation

Psych Systems IPA, Inc.,
a New York corporation

Metropolitan IPA, Inc.,
a New York corporation

Innovative Resource Group, LLC, a Wisconsin limited liability company

CNR Partners, Inc.,
a Texas corporation

APS Clinics of Puerto Rico, Inc.,
a Puerto Rico corporation

/s/ Laura F. Tarantino
-------------------------------------
By: Laura F. Tarantino
Title: Secretary

                                                              FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

                                    EXHIBIT A
                           AMENDED AND RESTATED NOTE



                                                   EXHIBIT TO FIRST AMENDMENT TO
                                                                 CANPARTNERS/APS
                                                         NOTE PURCHASE AGREEMENT

                                                          EXECUTION COPY 4/12/02

     THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

     THIS NOTE IS SUBJECT TO AN AMENDED AND RESTATED SUBORDINATION AND INTERCREDITOR AGREEMENT, DATED AS OF JULY 23, 2001 (AS AMENDED, RESTATED, SUPPLEMENTED, OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), AMONG CANPARTNERS INVESTMENTS IV, LLC, APS HEALTHCARE HOLDINGS, INC. (FORMERLY KNOWN AS PSYCH SYSTEMS HOLDINGS, INC.), APS HEALTHCARE, INC. (FORMERLY KNOWN AS AMERICAN PSYCH SYSTEMS HOLDINGS,
     INC.), AND CAPITALSOURCE FINANCE LLC. THIS NOTE IS SUBORDINATED IN RIGHT AND TIME OF PAYMENT TO THE PRIOR PAYMENT IN FULL IN CASH OF ALL SENIOR DEBT (AS DEFINED THEREIN) IN ACCORDANCE WITH, AND TO THE EXTENT SPECIFIED IN, SUCH INTERCREDITOR AGREEMENT AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE TERMS AND PROVISIONS OF SUCH INTERCREDITOR AGREEMENT. THIS NOTE IS ALSO SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN THE INTERCREDITOR AGREEMENT.

                         APS HEALTHCARE HOLDINGS, INC.,

                                     Issuer

                              AMENDED AND RESTATED
                  15% SENIOR SUBORDINATED SECURED NOTE DUE 2004

                                                         No.1 September 15, 2000
                                                         as amended and restated
                                                                  March 29, 2002
$7,750,000

          FOR VALUE RECEIVED, the undersigned, APS HEALTHCARE HOLDINGS, INC. (formerly known as Psych Systems Holdings, Inc.), a Delaware corporation (the "ISSUER"). hereby promises to pay to Canpartners Investments IV, LLC, a California limited liability company (the "PURCHASER"), or registered assigns, the principal sum of SEVEN MILLION SEVEN HUNDRED FIFTY THOUSAND DOLLARS on June 15, 2004 (the "MATURITY DATE"), and to pay principal and interest as more fully set forth herein.

                                                   APS HEALTHCARE HOLDINGS, INC.
                                                       AMENDED AND RESTATED NOTE

          This Note amends and restates, and has been issued in substitution and replacement of, but not in payment of, that certain 15% Senior Subordinated Secured Note, made by the Issuer on September 15, 2000, in the principal amount of $7,500,000 (the "PRIOR NOTE"), and nothing contained herein shall be construed to deem paid or forgiven the unpaid principal amount of, or unpaid accrued interest on, the Prior Note at the time of its replacement by this Note. The Prior Note was made pursuant to that certain Note and Stock Purchase Agreement, dated as of September 15, 2000, between the Issuer, the guarantors party from time to time thereto, the purchasers party from time to time thereto, and the Purchaser (the "NOTE AND STOCK PURCHASE AGREEMENT"). This Note is made pursuant to the Note and Stock Purchase Agreement, that certain First Amendment to Note and Stock Purchase Agreement, dated as of March 29, 2002, between the Issuer, the guarantors party from time to time thereto, the purchasers party from time to time thereto, and the Purchaser (the "FIRST AMENDMENT"), and that certain Note and Stock Purchase Agreement Supplement, dated as of March 29, 2002, executed by Innovative Resource Group, LLC, CNR Partners, Inc., and APS Clinics Puerto Rico, Inc. (the "SUPPLEMENT") (the Note and Stock Purchase Agreement, as amended by the First Amendment, the Supplement, and as otherwise amended, restated, supplemented, or modified from time to time, the "NOTE PURCHASE AGREEMENT").

          Reference is hereby made to the Note Purchase Agreement, and all other supplemental agreements thereto, for a statement of the respective rights thereunder of the Issuer and the Holders of the Notes. Pursuant to the Note Purchase Agreement, the Holders of Notes are also entitled to the benefits of the prior and newly executed Security Documents (as defined in the Note Purchase Agreement). In addition to the terms provided herein, the terms of the Notes include those stated in the Note Purchase Agreement. The Notes are subject to all such terms, and holders are referred to the Note Purchase Agreement for a statement of such terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Note Purchase Agreement.

          The Issuer shall make payments of interest in accordance with Section
2.10 of the Note Purchase Agreement. If the Issuer is prohibited from paying all or any portion of a cash interest payment pursuant to the Intercreditor Agreement, the Issuer shall issue a note for such unpaid interest on the same terms and conditions of this Note (except that interest accruing under such note shall not be payable in cash until the Senior Debt Termination Date). Payments of principal and interest on this Note are to be made in lawful money of the United States of America by the method and to the address or account specified with respect to the holder hereof pursuant to Section 2.05 of the Note Purchase Agreement.

          The Issuer hereby acknowledges and makes this Note a registered obligation for United States withholding tax purposes. The Issuer shall be the registrar for this Note (the "REGISTRAR") with full power of substitution. In the event the Registrar becomes unable or unwilling to act as registrar under this Note, the Issuer shall reasonably designate a successor Registrar. Each Holder who is a foreign person, by its acceptance of this Note, hereby agrees to provide the Issuer, for the benefit of the Issuer, with a completed Internal Revenue Service Form W-8 (Certificate of Foreign Status) or a substantially similar form for such Holder, participants or other affiliates who are holders of beneficial interests in this Note. Notwithstanding any

                                        2
                                                   APS HEALTHCARE HOLDINGS, INC.
                                                       AMENDED AND RESTATED NOTE
contrary provision contained in this Note or any of the other Note Documents, neither this Note nor any interests therein may be sold, transferred, hypothecated, participated or assigned to any Person except upon satisfaction of the conditions specified in this paragraph. Each Holder, by its acceptance of its Note(s), agrees to be bound by the provisions of this paragraph and to indemnify and hold harmless the Registrar against any and all loss or liability arising from the disposition by such Holder of this Note or any interest therein in violation of this paragraph. The Registrar shall keep at its principal executive office (or an office or agency designated by it by notice to the last registered Holder) a ledger, in which, subject to such reasonable regulations as it may prescribe, but at its expense (except as specified below), it shall provide for the registration and transfer of this Note. No sale, transfer, hypothecation, participation or assignment of this Note or any interest herein shall be effective for any purpose until it shall be registered on the books of the Registrar to be maintained for such purpose. The Registrar shall record the transfer of this Note on the books maintained for this purpose upon receipt by the Registrar at the office or agency designated by the Registrar of (a) a written assignment of this Note (or the applicable interest therein), (b) funds sufficient to pay any transfer taxes payable upon the making of such transfer as well as the cost of reviewing the documents presented to the Registrar, and (c) such evidence of due execution as the Registrar shall reasonably require. The Registrar shall record the transfer of this Note on the books maintained for such purpose at the cost and expense of the assignee.

          This Note is subject to prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise.

          Issuer, for itself and its successors and assigns, hereby: (i) waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of intent to accel+erate, notice of acceleration and all other notice, filing of suit and diligence in collecting this Note or enforcing any of its remedies, (ii) agrees that Holder shall not be required first to institute suit or exhaust its remedies hereon against Issuer or others liable or to become liable hereon or to enforce its rights against them and (iii) consents to any extension or postponement of time of payment of this Note and to any other indulgence with respect hereto without notice thereof to Issuer. This Note, and the terms, conditions and provisions hereof, may not be changed, modified, amended or terminated except as provided in the Note Purchase Agreement.

          If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price and with the effect provided in the Note Purchase Agreement.

          This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such state.

          Notwithstanding anything to the contrary contained elsewhere in this Note or in any other Note Document, the Issuer and the Holder of this Note hereby agree that all agreements among them under this Note and the other Note Documents, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or

                                        3
                                                   APS HEALTHCARE HOLDINGS, INC.
                                                       AMENDED AND RESTATED NOTE
event whatsoever shall the amount paid, or agreed to be paid, to such Holder for the use, forbearance, or detention of the money loaned to the Issuer and evidenced hereby or thereby or for the performance or payment of any covenant or obligation contained herein or therein, exceed the Highest Lawful Rate. If due to any circumstance whatsoever, fulfillment of any provisions of this Note or any of the other Note Documents at the time performance of such provision shall be due shall exceed the Highest Lawful Rate, then, automatically, the obligation to be fulfilled shall be modified or reduced to the extent necessary to limit such interest to the Highest Lawful Rate, and if from any such circumstance such Holder should ever receive anything of value deemed interest by Governing Law which would exceed the Highest Lawful Rate, such excessive interest shall be applied to the reduction of the principal amount then outstanding hereunder or on account of any other then outstanding Obligations and not to the payment of interest, or if such excessive interest exceeds the principal unpaid balance then outstanding hereunder and such other then outstanding Obligations, such excess shall be refunded to the Issuer. All sums paid or agreed to be paid to such Holder for the use, forbearance, or detention of the Obligations and other Indebtedness of the Issuer to the Holders, to the extent permitted by Governing Law, shall be amortized, prorated, allocated and spread throughout the full term of such Indebtedness, until payment in full thereof, so that the actual rate of interest on account of all such Indebtedness does not exceed the Highest Lawful Rate throughout the entire term of such Indebtedness. For purposes of this paragraph, "HIGHEST LAWFUL RATE" means, at any given time during which any Obligations shall be outstanding hereunder, the maximum nonusurious interest rate that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Obligations, under the laws of the State of New York (or the law of any other jurisdiction whose laws may be mandatorily applicable notwithstanding other provisions of this Note and the other Note Documents), or under applicable federal laws which may presently or hereafter be in effect and which allow a higher maximum nonusurious interest rate than under the laws of the State of New York (or such other jurisdiction's law), in any case after taking into account, to the extent permitted by Governing Law, any and all relevant payments or charges under this Note and any other Note Documents executed in connection herewith, and any available exemptions, exceptions and exclusions. The terms and provisions of this paragraph shall control every other provision of this Note and all agreements among the Obligors and such Holder.

                            [Signature page follows]

                                        4
                                                   APS HEALTHCARE HOLDINGS, INC.
                                                       AMENDED AND RESTATED NOTE

          IN WITNESS WHEREOF, the Issuer has executed this Note on the date first written above.

                               APS HEALTHCARE HOLDINGS, INC.
                               (formerly known as Psych Systems Holdings, Inc.), a Delaware corporation

                               -----------------------------------
                               By:
                               Title:

                                                   APS HEALTHCARE HOLDINGS, INC.
                                                       AMENDED AND RESTATED NOTE

                                   SCHEDULE A

                                      LIENS

See Attached Summaries of Lien Searches

                                   SCHEDULE B

                                   LITIGATION

1. From time to time, there arise grievances and complaints filed in the ordinary course with the various states' departments of insurance. Any such grievances or complaints of which IRG, LLC is aware are set forth on the charts attached to this Schedule, which are incorporated herein by this reference.

2. IRG, LLC is in receipt of a demand letter issued to United Healthcare, dated January 28, 2002, with respect to services rendered to James White (the insured being Jessica White), for reimbursement of $3,004.25 plus interest and $500 for attorneys' fees.

3. Following IRG, LLC's acquisition of Accord Behavioral Health Services ("Accord"), in April and May of 2001, Behavioral Health Systems, Inc., a provider of management and network access services to Accord ("BHS"), asserted that IRG, LLC improperly used confidential information belonging to BHS in seeking consents to assignment of Accord network participation agreements. While these consents were unnecessary because BHS' providers were not providing services under a direct contract with Accord, IRG, LLC denied any infringement of BHS rights. To date, BHS has not pursued the matter.

4. In the first half of 1999, Allcare Health Management System, Inc. ("Allcare") raised the issue that that the Cobalt family of companies (including IRG, Inc.) might be interested in obtaining licensing rights to U.S. Patent No. 5,301,105, and by doing so implied that Cobalt's then current use of certain software (including by implication, but not limited to, the Wisdom software used by IRG, LLC under license from Trinity Computer Services, Inc.) might be in violation of such patent. None of the Cobalt companies pursued obtaining the license suggested by Allcare (including IRG, LLC because it does not believe that its use of the Wisdom or any other software is in violation of this patent, because, among other reasons, IRG, LLC does not use the potentially infringing functionality in its business), and Allcare never followed up on the matter..

5. IRG, LLC is in receipt of various appeal letters from Aurora HealthCare ("Aurora"), dated on or after March 15, 2002, requesting an appeal of IRG, LLC's denial of certain psychological testing on various Aurora patients.

        GRIEVANCES AND COMPLAINTS FILED WITH THE WISCONSIN AND ILLINOIS
                            DEPARTMENTS OF INSURANCE

-----------------------------------------------------------------------------------------------------------------------------------
FILE #     INSURER          CATEGORY          DATE REC           DESCRIPTION             RESOLUTION TYPE        OTHER COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
3099    Compcare       Lack of claims        08/06/2001   Provider complained to      UNSUBSTANTIATED
                       payment                            OCI - WI about lack
                                                          of claims payment by IRG,
                                                          LLC because member did
                                                          not complete a COB form
-----------------------------------------------------------------------------------------------------------------------------------
3043    HMO I          Delay/lack of         07/11/2001   The member's mother         NA - IRG, LLC did not
                       claims payment                     complained to OCI - IL      manage the account at
                       resulting in                       that there was an           the time of delayed/
                       provider                           interruption in the care    lack of claims
                       terminating from                   of her child.  The          payment and when the
                       network                            provider voluntarily        provider terminated
                                                          terminated from the         self from the
                                                          network because of          network
                                                          claims problems.  His
                                                          termination resulting in
                                                          the interruption of the
                                                          patient's care
-----------------------------------------------------------------------------------------------------------------------------------
2943    Physician's    Questioning           06/07/2001   The member complained to    SUBSTANTIATED          EOBs revised to include
        Plus           validity of U&C                    OCI - WI about being                               state required
                       rates and required                 referred to an OON                                 verbiage. C. Farley
                       documentation on                   provider and not being                             was involved in
                       EOB forms                          informed of the lower                              responding to  IRG,
                                                          reimbursement rates.  The                          LLC's methodology to
                                                          member wanted the provider                         determine U&C rates.
                                                          to be reimbursed at an INN
                                                          rate.  A response was
                                                          submitted to Physician's
`                                                         Plus, who, in turn
                                                          responded OCI. OCI then
                                                          requested further
                                                          explanation on IRG, LLC's
                                                          methodology used for
                                                          determining U&C rates.
                                                          Physician's Plus also
                                                          wanted copies of IRG,
                                                          LLC's EOB letters
-----------------------------------------------------------------------------------------------------------------------------------
3161    (Meridian      Appeal on denial      08/28/2001   The case was referred for   NA - the insurer was
        Case)          based on lack of                   further appeal              self funded, thus not
                       medical necessity                                              under the auspices of
                                                                                      OCI
-----------------------------------------------------------------------------------------------------------------------------------
2942    WEA Trust      Appeal on denial      07/07/2001   The member complained to    UNSUBSTANTIATED        Case referred back
                       based on lack of                   OCI - WI.  All levels of                           to OCI noting that IRG,
                       medical necessity                  appeal done within IRG,                            LLC was not the
                                                          LLC for denial of                                  insurer.  WEA Trust was
                                                          inpatient treatment were                           contacted to inform
                                                          exhausted and  decisions                           of the pending OCI
                                                          upheld                                             complaint
-----------------------------------------------------------------------------------------------------------------------------------
3844    Aurora/Human a Complaint             02/21/2002   Patient complained that     INVESTIGATING
        Commercial                                        correspondence from IRG,
                                                          LLC was sent to an
                                                          incorrect address, thus
                                                          breaching the patient's
                                                          confidentiality.
-----------------------------------------------------------------------------------------------------------------------------------

     GRIEVANCES AND COMPLAINTS FILED WITH THE TEXAS DEPARTMENT OF INSURANCE

-----------------------------------------------------------------------------------------------------------------------------------
DATE RESOLVED         INSURER             CATEGORY          DESCRIPTION            RESOLUTION TYPE           OTHER COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
05/18/2001     Dow Chemical Company      Claims      Failure to reimburse claims  Unsubstantiated    Claims were sent to medical
                                                     due to timely filing.                           carrier first.  Claims were
                                                                                                     then submitted to IRG with no
                                                                                                     proof of timely filing.
-----------------------------------------------------------------------------------------------------------------------------------
06/13/2001     MethodistCare Commercial  Claims      Failure to pay claims after  Unsubstantiated    Claims were sent to
                                                     several submissions                             MethodistCare and never
                                                                                                     forwarded to IRG for payment.
                                                                                                     IRG had no authorization nor
                                                                                                     knowledge of patient.
-----------------------------------------------------------------------------------------------------------------------------------
08/16/2001     MethodistCare Commercial  Service     Practitioner reported that   Substantiated      Correct benefits information
                                                     benefits were quoted                            was obtained from the account
                                                     incorrectly.                                    after initial authorization
                                                                                                     was set up. Claims were paid
                                                                                                     with corrected benefits which
                                                                                                     differed from the quoted
                                                                                                     benefits. Difference was paid
                                                                                                     to practitioner.
-----------------------------------------------------------------------------------------------------------------------------------
09/28/2001     USFHP                     Claims      Untimely payment of claims   Unsubstantiated    Claims submitted to USFHP and
                                                                                                     then not submitted to IRG with
                                                                                                     proof of timely filing.
-----------------------------------------------------------------------------------------------------------------------------------
09/18/2001     Dow Chemical Company      BH          Dissatisfaction with UM.     Unsubstantiated    Member was upset with
                                         Clinical                                                    management of son's care and
                                                                                                     stated that we did not
                                                                                                     authorize enough care.
                                                                                                     Practitioner DC'd patient
                                                                                                     before authorization ended.
-----------------------------------------------------------------------------------------------------------------------------------
11/06/2001     MSCH Medicaid             Claims      Incorrect payment of claims  Unsubstantiated    Practitioner stated that claims
                                                                                                     were not paid at contracted
                                                                                                     rate. Was requesting Commercial
                                                                                                     rate when patient was Medicaid.
-----------------------------------------------------------------------------------------------------------------------------------
09/11/2001     MethodistCare Commercial  Claims      Untimely payment of claims   Unsubstantiated    Practitioner submitted unclean
                                                                                                     claims.
-----------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE C

                         CHANGES TO FINANCIAL CONDITION

None

                                   SCHEDULE D

                               MATERIAL AGREEMENTS

1. Sublease dated March 29, 2002 by and between APS Healthcare Bethesda, Inc., and Cobalt Corporation, for the premises located at 285 Forest Grove Drive, Suite 100, Pewaukee, WI, 2514 South 102nd Street, 1st and 3rd Floors, West Allis, WI and 20900 Swenson Drive, Ste 400, Waukesha, WI.

2. Office Lease dated June 20, 2000 by and between Innovative Resource Group, Inc. and Crescent Real Estate Funding III, L.P., for the premises located at Eight Greenway Plaza, Houston, TX.

3. Office Lease dated January 20, 1999 by and between NOVA II, L.L.P. and Family Health Systems, Inc., for the premises located at 300 North Executive Drive, Brookfield, WI.

Attached hereto is a summary of the Material Service Agreements to which IRG and CNR are a party.

                                   SCHEDULE E

                                    PERMITS

1.   Transition from Innovative Resource Group, Inc. ("IRG, Inc.") to IRG, LLC.

     During 2001, IRG, Inc. was involved in corporate restructuring which included its transition from a corporation to a limited liability company. As a result of this transition, IRG, LLC is in the process of working with state licensing authorities to ensure that IRG, LLC's licenses, certificates, and registrations reflect the appropriate legal entity. Following are lists of the licenses/certifications/registrations held by IRG, LLC.

     a.   CERTIFICATES OF AUTHORITY/REGISTRATION

     IRG, LLC holds a certificate of authority/registration to do business as a foreign limited liability company in the following states:

     Arizona (d/b/a Allegro Southwest, LLC)            Kentucky
     Florida                                           Michigan
     Georgia                                           Missouri
     Indiana                                           Texas

     IRG, LLC is currently attempting to obtain certificates of authority/registration to do business as a foreign limited liability company in the following states:

                                    Illinois

     An Application for Admission to Transact Business in the state of Illinois was filed by IRG, LLC on October 4, 2001. The application was rejected on the basis that the sole member of the LLC does not hold a certificate of authority/registration to do business in the state of Illinois. IRG, LLC filed an opposing position letter with the Office of the Secretary of State on December 12, 2001. To date there has been no response to this letter. This situation is described in further detail in Item 3, below.

                                     Nevada

     Although IRG, LLC does not maintain a physical office in the state of Nevada, the Nevada Division of Insurance will not change the name on the utilization review license until IRG, LLC obtains a certificate of registration to do business as a foreign limited liability company in the state of Nevada. The utilization review license is currently held in the name of CNR Health, Inc. The utilization review license is up for renewal March 1, 2002.

     b.   THIRD PARTY ADMINISTRATOR (TPA) LICENSES

     IRG, LLC holds a certificate/registration/license as third party administrator in the following states:

     Georgia (TPA Bond)                     Missouri
     Illinois (TPA Bond)                    Nebraska (ERISA Exemption, Annual
                                            Registration)
     Indiana                                North Carolina
     Kentucky                               Tennessee
     Louisiana                              Texas
                                            Wisconsin (TPA Bond)

     IRG, LLC is in the process of obtaining a TPA certificate/registration/license in the following states:

                                     Florida

     The Florida Department of Insurance was notified of the change from IRG, Inc. to IRG, LLC via letter dated December 14, 2001. In the same letter, IRG, LLC requested that the certificate of authority be updated to reflect the name IRG, LLC. To date there has been no response to this letter. A telephone call on 1/15/02 with the Florida Department of Insurance revealed that IRG, LLC must surrender IRG, Inc.'s license and re-apply as IRG, LLC. The IRG, Inc. license was surrendered to The Florida Department of Insurance on 2/8/02.

     c.   UTILIZATION REVIEW (UR) LICENSES/CERTIFICATION/REGISTRATION

     IRG, LLC holds a certificate/registration/license as a utilization review agent in the following states:

     Alabama                                           Maryland
     Arizona (URAC Accredited Exemption Filing)        Missouri
     Arkansas                                          Nebraska
     Florida                                           Oklahoma
     Indiana                                           Tennessee
     Kansas                                            Texas
     Louisiana

     IRG, LLC is in the process of obtaining a certificate/registration/license in the following states:

                                     Georgia

     The Georgia Department of Insurance was notified of the change from IRG, Inc. to IRG, LLC with the annual report in March, 2001, and with the application for re-certification in September, 2001. To date IRG, LLC has not received its new

     Certificate of Registration. Pursuant to a telephone conversation with the Department on January 15, 2002, the Department advised that it was backlogged on renewals due to changes in staff. IRG, LLC was advised that it should assume that it is licensed. IRG, LLC was advised to follow up with the Department if the license was not received within a few weeks of the aforementioned telephone conversation.

                                    Illinois

     The Illinois Department of Insurance was notified of the change from IRG, Inc. to IRG, LLC via letter dated December 3, 2001. Because IRG, LLC's UR license is not due to be renewed until September 28, 2002, the Department of Insurance requires that IRG, LLC file a new application, which is currently in process. The application was mailed on January 22, 2002 via UPS 2nd day air. Per a telephone conversation with the Department, IRG, LLC sent payment in the amount of $1500.00 to the Department on February 4, 2002.

                                    Kentucky

     The Kentucky Department of Insurance was notified of the change from Innovative Resource Group, Inc. to IRG, LLC with the annual report in May, 2001. The Department has acknowledged the change to IRG, LLC, and IRG, LLC will receive a Certificate of Registration reflecting the change when the current renewal process is complete.

                                     Nevada

     The utilization review license is currently held in the name of CNR Health, Inc. Although IRG, LLC does not maintain a physical office in the state of Nevada, the Nevada Division of Insurance will not change the name on the utilization review license until IRG, LLC obtains a certificate of registration to do business as a foreign limited liability company in the state of Nevada. The utilization review license is due to be renewed March 1, 2002.

                                    Minnesota

     IRG, Inc. was a registered utilization review organization in Minnesota. The registration expired January 16, 2002. IRG, LLC did not seek to renew its registration as a utilization review organization in Minnesota as IRG, LLC's business does not require it to do so.

     d.   INDIVIDUAL PRACTICE ASSOCIATION

     IRG, LLC operates as an Individual Practice Association in Wisconsin.

2. Pursuant to Tex. Occ. Code s. 162.001 (2000), CNR Partners, Inc., a wholly owned subsidiary of Innovative Resource Group, LLC, is licensed as a 162.001(b)

     Non - Profit Health Organization (previously known as a 5.01(a) Corporation in Texas).

3. As described above in item no. 1, an Application for Admission to Transact Business in the state of Illinois was filed by IRG, LLC on October 4, 2001. Pursuant to Ill. Admin. Code tit. 14, s. 178.20(e)(1) (2001), which applies to entities other than natural persons serving as members of LLCs, "any member... of a limited liability company must be qualified in Illinois." IRG, LLC's application was rejected on the basis that the sole member of the LLC does not hold a certificate of authority/registration to do business in the state of Illinois.

     The member at issue, Compcare Health Services Insurance Corporation, is prevented from becoming qualified in Illinois due to (a) the fact that it is a Wisconsin HMO and (b) its existing contractual relationships. Accordingly, IRG, LLC has filed an opposing position letter with the Office of the Secretary of State on December 12, 2001. To date there has been no response to this letter.

4. Seltzer/Delman, Inc., merged with and into IRG, Inc., effective August 1, 2000. At that time, Seltzer/Delman, Inc. held: a (Florida) Division of Workers Compensation Qualified Rehab Provider Approval (Provider No. WC1000780) and a (Florida) Agency for Health Care Administration (AHCA) Authorization (Authorization No. 96750) for a Workers' Compensation Managed Care Arrangement for City of Pompano, Florida. IRG, Inc. did not notify the licensing authorities of the merger. The AHCA Authorization expired July 1, 2001, and was not renewed because IRG, LLC determined that the authorization was no longer necessary for business operations. The Division of Workers Compensation Qualified Rehab Provider Approval has been renewed and is held by "Innovative Resource Group d/b/a/ Seltzer/Delman, Inc."

5. The granting agency of each state which has granted IRG, LLC a license, certification or registration may require notification to, or the authorization, consent or approval by, the granting agency with respect to IRG, LLC's maintenance of such license, certification or registration following a transaction such as the one contemplated in the Purchase and Sale Agreement. Attached is a chart, incorporated herein by this reference, which sets forth IRG, LLC's understanding with regard to the state notification requirements regarding change in control or ownership of an entity holding certain licenses, certificates or registrations.

6.   IRG, LLC holds a Wisconsin Department of Revenue Seller's Permit (No.
     699574 A)

7. The following IRG, LLC employees hold a Florida Division of Workers Compensation Qualified Rehab Provider Approval:

     Claude B. Seltzer (Provider No. WC1000780)
     Leslie Delman (Provider No. WC1001033)

     Sandra Desmond (Provider No. WC1001268)
     Raquelin Fals (Provider No. WC1000065)
     Roberta H. Frank (Provider No. WC1000909)
     Jamie L. Pomeranz (Provider No. WC1001511)
     David Purisch (Provider No. WC1000648)
     Claire J. Sproul (Provider No. WC1000703)
     James Ruddy (Provider No. WC1000152)
     Danielle Wagner (Provider No. WC1000602)

8. The occupational licenses required for IRG, LLC's Florida office building are held in the name of "Innovative Resource Group and CNR Health, Inc." (Broward County, Florida) and CNR Health, Inc. (City of Sunrise, Florida), both of which expire on September 30, 2002.

                SALE OF THIRD PARTY ADMINISTRATOR AND UTILIZATION
                   REVIEW LICENSE/REGISTRATION/CERTIFICATION

====================================================================================================================================
    STATE               TPA REQUIREMENT                     TPA CITE            UTILIZATION REVIEW REQUIREMENT        UR CITE
====================================================================================================================================
Alabama         Not applicable - IRG, LLC does                                  Notification of any material     Ala. Code
                not hold this license.                                          changes in the information       Section 27-3A-2
                                                                                filed with the State Health      (2001)
                                                                                Officer within 30 days of the
                                                                                change.
-----------------------------------------------------------------------------------------------------------------------------------
Arizona         Not applicable - IRG, LLC                                       IRG, LLC is exempt from Arizona  Ariz. Rev. Stat.
                does not hold this license.                                     filing requirements due to       Section 20-2502
                                                                                URAC accredited exemption        (2001)
                                                                                filing.
-----------------------------------------------------------------------------------------------------------------------------------
Arkansas        Not applicable - IRG, LLC                                       Per the Department of Public     Ark. Code Ann.
                does not hold this license.                                     Health, notification to Mary     Section 20-9-903-6
                                                                                Fuller (501) 661-2771 by letter  (2000),  generally
                                                                                within a reasonable time
                                                                                following change in
                                                                                control/ownership.
-----------------------------------------------------------------------------------------------------------------------------------
Florida         Immediate notification to the   Fla. Stat. ch. 626.89(3)        Revocation is the penalty for    Fla. Stat.
                department of any  material     (2001)                          failure to adhere to             ch. 395.0199
                change in its ownership.                                        representations made in the      (2001)
                                                                                application for registration
                                                                                and updates of registration
                                                                                are required. Per the Agency
                                                                                for Health Care Administration
                                                                                (850) 487-2717, NOTIFICATION
                                                                                TO THAT AGENCY PRIOR TO
                                                                                CHANGE IS PREFERRED.
                                                                                Notification by letter to
                                                                                Wendy Beard,
                                                                                fax: (850) 922-4351
                                                                                listing all changes.
                                                                                ---------------------------------------------------
                                                                                As listed in
                                                                                Schedule 2.2(d)(4) &(7),
                                                                                "Innovative Resource Group
                                                                                d/b/a/ Seltzer/Delman, Inc."
                                                                                also holds a Division of
                                                                                Workers' Compensation Qualified
                                                                                Rehab Provider Approval, the
                                                                                requirements for which are:
                                                                                Notification of changes in
                                                                                licensed personnel/entities
                                                                                to Lavounia Bozman of
                                                                                Rehabilitation and Medical
                                                                                Services (Medical Services
                                                                                Unit located at the Agency
                                                                                For Health Care Administration)
                                                                                (850)410-4622 following
                                                                                change.
-----------------------------------------------------------------------------------------------------------------------------------
Georgia         Immediate notification to the   Ga. Comp. R. & Regs. r.         Per Ins. Dept. (404) 657-1705,   Ga. Code Ann.
                Commissioner of any material    120-2-49-.11 (2000)             notification immediately         Section 33,
                change in its ownership.                                        thereafter.                      ch. 46 (2001),
                                                                                                                 generally
-----------------------------------------------------------------------------------------------------------------------------------
Illinois        Per Ins. Dept., notification    215 Ill. Comp. Stat.            Registration shall include the   215 Ill. Comp.
                by letter regarding             5/511.101 (2001), generally     organization and governing       Stat. 134/85; Ill.
                the change within 60 days to                                    structure of the utilization     Admin. Code
                John Montalbano.                                                review programs; Notification    tit. 50,
                                                                                of any material changes to the   Section 5420.130
                                                                                director within 30 days after    (2001)
                                                                                such change.
-----------------------------------------------------------------------------------------------------------------------------------
Indiana         Per Ins. Dept., notification    Ind. Code Section 27-1-25-11    Written notification of any      Ind. Code
                within 30 days.                 (2001), generally               material changes in the          Section
                                                                                information filed within         27-8-17-10(c)
                                                                                30 days of the change.           (2001)
-----------------------------------------------------------------------------------------------------------------------------------
Kansas          Not applicable - IRG, LLC does                                  Certificates issued remain       Kan. Stat. Ann.
                not hold this license.                                          effective until suspended,       Section 40-22a
                                                                                surrendered or revoked.          (2000),
                                                                                Per Ins. Dept., notification
                                                                                within 30 days.
-----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
    STATE               TPA REQUIREMENT                     TPA CITE            UTILIZATION REVIEW REQUIREMENT        UR CITE
====================================================================================================================================
                                                                                                                 generally
-----------------------------------------------------------------------------------------------------------------------------------
Kentucky        Per Ins. Dept., provide a       Ky. Rev. Stat. Ann.             Per Health Dept., notification   Ky. Rev.
                letter within a reasonable      Stat. Ann. Section 304.9-052    within 30 days.                  Section 304.17A
                time period following the       (2001), generally                                                (2001), generally
                change.
-----------------------------------------------------------------------------------------------------------------------------------
Louisiana       Immediate notification to the   La. Rev.  Stat. Ann.            Per Ins. Dept., speak with Mike  La. Rev. Stat. Ann.
                Commissioner of any material    Section 22:3041(required.       Bowtell at Ins. Dept. regarding  Section 40:2723
                change in ownership, control.   (2001)                          specific requirements;           (2001), generally
                                                                                notification will be required
-----------------------------------------------------------------------------------------------------------------------------------
Maryland        Not applicable - IRG, LLC                                       Written notification of change   Md. Code Ann. Ins.
                does not hold this license.                                     in ownership within 30 days.     Section 15-10B-05
                                                                                                                 (2001)
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota       Not applicable - IRG, LLC                                       Notification to Commissioner of  Minn. Stat.
                does not hold this license.                                     Commerce within 30 days of       Section 62M.03
                                                                                any change in the name, address  (2001)
                                                                                or ownership of the
                                                                                organization.
-----------------------------------------------------------------------------------------------------------------------------------
Missouri        Immediate notification to the   Mo. Rev. Stat.                  Per Ins. Dept., report as a      Mo. Rev. Stat.
                director of any material        Section 376.1092(6)             material change at renewal or    Section 374.503;
                change in ownership, control.   (2001)                          in writing after change is       Mo. Code Regs. Ann.
                                                                                effective.                       tit. 20 Section
                                                                                                                 700-4.100
                                                                                                                 (2001), generally
-----------------------------------------------------------------------------------------------------------------------------------
Nebraska        Immediate notification to the   Neb. Rev. Stat.                 Per Ins. Dept., change in        Neb. Rev. Stat.
                director of any material        Section 44-5812 (2000)          ownership is a material change   Section 44-5418,
                change in ownership or                                          in application; notification     5420(2000),
                control. Per Ins. Dept.,                                        within a reasonable time         generally
                notice as soon as reasonably                                    following effective date of
                possible thereafter is                                          change.
                sufficient.
-----------------------------------------------------------------------------------------------------------------------------------
Nevada          Not applicable - IRG, LLC                                       Notification to Commissioner of  Nev. Admin. Code
                does not hold this license.                                     any material changes in          ch. 683A.378 (2001)
                                                                                information filed within
                                                                                30 days.
-----------------------------------------------------------------------------------------------------------------------------------
North Carolina  Notification to the             N.C. Gen. Stat.                 Not applicable - IRG, LLC does
                Commissioner of any material    Section 58-56-51(g);            not hold this license.
                change in ownership, control,   N.C. Admin. Code tit. 11,
                etc. within 10 business days    r. 21.0101 (2001)
                after change.
-----------------------------------------------------------------------------------------------------------------------------------
Oklahoma        Not applicable - IRG, LLC does                                  CERTIFICATE ISSUED PURSUANT TO   Okla. Stat.
                not hold this license.                                          HOSPITAL AND MEDICAL SERVICES    tit. 36,
                                                                                UTILIZATION REVIEW ACT IS NOT    Section 6553,
                                                                                TRANSFERABLE; IN CASES OF        6555; Okla.
                                                                                MERGER, CONSOLIDATION, OR        Admin Code
                                                                                OWNERSHIP PURCHASE (GREATER      Section 365:
                                                                                THAN 10%) CERTIFICATE HOLDER     10-15-4 (2001)
                                                                                MUST APPLY FOR A NEW
                                                                                CERTIFICATE.
-----------------------------------------------------------------------------------------------------------------------------------
Tennessee       Per Ins. Dept., notification    Tenn. Code Ann.                 Notification of material         Tenn. Code  Ann.
                by letter regarding changes     Section 56-6-                   changes in filed information     Section 56-6-
                within a reasonable time                                        must be filed with the
                following                                                       commissioner within 30 days.
-----------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================
    STATE               TPA REQUIREMENT                     TPA CITE            UTILIZATION REVIEW REQUIREMENT        UR CITE
====================================================================================================================================
                change in ownership.            410 generally (2001)            Per Ins. Dept., notification of  704 (2001)
                                                                                name or address change
                                                                                required.
-----------------------------------------------------------------------------------------------------------------------------------
Texas           Notification to Commissioner    28 Tex. Admin. Code             Material changes to filed        Tex. Ins. Code Ann.
                within 20 days of any change    Section 7.1612 (2001)           information must be filed        Section 21.58A
                in ownership, officers,                                         within 30 days, including        (2001); 28
                directors, etc., using TPA                                      changes in organizational        Tex. Admin. Code
                form 2A                                                         structure.                       Section 19.1704
                                                                                                                 (2001)
-----------------------------------------------------------------------------------------------------------------------------------
Wisconsin       Notification in writing         Wis. Admin. Code                Not applicable - IRG, LLC does
                required within 30 days         Section 8.30(2) (2001)          not hold this license.
                of change in business mailing
                address, location of business
                records, etc.
====================================================================================================================================

                                   SCHEDULE F

              CORPORATE STRUCTURE / OWNERSHIP OF PLEDGED SECURITIES

ENTITY                     AUTHORIZED       ISSUED AND OUTSTANDING     QUALIFIED JURISDICTIONS
APS Healthcare, Inc.
  Class A Common           37,500,000       13,086,805                 Delaware, Maryland
  Class B Common           2,000,000        0
  Series I Preferred       8,227,050        7,887,545
  Series II Preferred      2,600,000        2,500,887
  Series A Preferred       1                0

APS Healthcare
Holdings, Inc.             1,000            1,000**                    Delaware, Maryland

CH/ECP Systems, Inc.       10,000           5,690**                    New York

Psych Systems PPO, Inc.    200              100**                      New York

Psych Systems IPA, Inc.    1,000            1,000**                    New York

Metropolitan IPA, Inc.     1,000            100**                      New York


APS Healthcare
Bethesda, Inc.             1,000            1,000**                    Alabama, Arizona, Arkansas,
                                                                       Delaware, Florida, Georgia, Idaho,
                                                                       Indiana, Iowa, Kansas, Louisiana,
                                                                       Maryland, Michigan, Missouri,
                                                                       Montana, Nebraska, Nevada,
                                                                       New Jersey, New York, North
                                                                       Carolina, Ohio, Pennsylvania, South
                                                                       Carolina, Texas, Utah, Virginia,
                                                                       Washington, West Virginia

APS Healthcare
Puerto Rico, Inc.          1,000            1,000**                    Puerto Rico

APS Healthcare
Northwest, Inc.            50,000           710**                      Arizona, Arkansas, Colorado,
                                                                       Idaho, Montana, Nevada, New
                                                                       Mexico, North Dakota, Oregon,
                                                                       Utah, Washington, Wyoming,
                                                                       California

APS Healthcare
Southwest, Inc.            120,000          30,000**                   Arizona

APS Clinics of
Puerto Rico, Inc.          1,000            100**                      Puerto Rico

ENTITY                     AUTHORIZED       ISSUED AND OUTSTANDING     QUALIFIED JURISDICTIONS
Innovative Resource
Group, LLC                 1,000            100**                      Arizona, Florida, Georgia
                                                                       Indiana, Kentucky, Michigan
                                                                       Missouri, Texas

CNR Partners, Inc.(*)(**)

* CNR Partners, Inc. is a Texas non-profit, non-stock corporation and as such does not have any authorized capital stock. By the terms of the CNR Partners, Inc. Articles of Incorporation, CNR Partners, Inc. has one member. The Bylaws of CNR Partners, Inc. designate Innovative Resource Group, LLC as the sole member. The Bylaw have been amended and restated to permit issuance of a certificated membership interest in CNR Partners, Inc.

** Stock/Membership Interest Pledged to CapitalSource Finance, LLC

                                   SCHEDULE G

             RIGHTS OF CONVERSION INTO SHARES OF NON-PARENT OBLIGORS

None

                                   SCHEDULE H

                  CHIEF EXECUTIVE OFFICES / LOCATION OF RECORDS

Innovative Resources Group, LLC

Prior to April 1, 2002:
20900 Swenson Drive
Suite 400
Waukesha, WI 53186

As of April 1, 2002 the proposed corporate office will be:
300 N. Executive Drive
Brookfield, WI 53005

CNR Partners, Inc.
8 Greenway Plaza
Suite 1500
Houston, TX 77046

APS Clinics of Puerto Rico, Inc.
6705 Rockledge Drive
Suite 200
Bethesda, MD 20817

                                   SCHEDULE I

                                 MATERIAL ASSETS

See Attached

                                   SCHEDULE J

                                  INDEBTEDNESS

Innovative Resource Group, LLC has a liability of approximately $402,000 as of March 31, 2002, designated as "Due to Consolidated Affiliate". This liability is for amounts owed to Cobalt Corporation.

              Summary of Material Assets - Schedule / Canpartners
MONTHS REMAINING IN CURRENT YEAR                               9

WEST ALLIS -- ASSETS

                                                                      COST                                            Monthly
Property Desc.                                          Acquired  Sp   CTR      Mth    CL   Life         Cost         Depr.
---------------------------------------------------------------------------------------------------------------------------------
TAPE PERTEC                                             2/15/1990               SL      N      7         9,720.75
NETWORK HARDWARE                                       12/15/1990               SL      N      7        13,529.25
NETWORK HARDWARE                                       12/15/1990               SL      N      7         6,115.20

ANTHEM  ELECTRONICS                                     7/15/1992               SL      N      7         4,682.69
12 PORT NETWORK                                        11/30/1992 M             SL      N      7         1,423.20

HP LASERJET PRIN                                        2/28/1993               SL      N      7         1,883.18
HP LASERJET IV                                          4/30/1993               SL      N      7         1,500.45
HP NET SERVER LM                                        9/30/1993               SL      N      7         4,340.84

HP LASERJET 4L                                          7/28/1994               SL      N      7           646.75
HP LASERJET 4L                                           8/1/1994               SL      N      7           658.27
HP NETSERVER                                            8/30/1994               SL      N      7         4,146.75
HP LASERJET PRINTERS                                    9/16/1994               SL      N      7         2,587.25
PRINTERS                                                10/4/1994               SL      N      7         1,673.24
MT 132A-R2 CSU/DSU MS                                   11/1/1994               SL      N      7         1,206.92
LAKE JACKSON EQUIPMENT                                  11/2/1994               SL      N      7         2,280.17
NETWORTH UPT16-B NIC                                   11/30/1994               SL      N      7           480.03
LASER PRINTERS (2)                                      12/5/1994               SL      N      7         3,348.25
                                                                                                                  ---------------

SHELVING UNIT FOR EQUIP                                 2/15/1995               SL      N      7         6,989.25          83.21
SQL SERVER                                               3/8/1995               SL      N      7         2,904.68          34.58
COLOR PRINTER                                           3/16/1995               SL      N      7         1,040.63          12.39
COMPAQ CONTROLLER                                       3/27/1995               SL      N      7           485.00           5.77
INTEL BACKUP                                            7/20/1995               SL      N      7         8,218.45          97.84
SQL SERVER                                              8/31/1995               SL      N      7         3,304.30          39.34
NETWORK HUB                                             12/1/1995               SL      N      7        29,432.39         350.39

BAY NETWORKS                                            1/10/1996               SL      N      7         3,595.68          42.81
6 ETHERNET MODEM                                        1/10/1996               SL      N      7         2,880.51          34.29
LASERJET                                                1/11/1996               SL      N      7           570.24           6.79
NETSERVER; 2 16MB; 2 4GB                                1/16/1996               SL      N      7         9,444.86         112.44
PRINTER                                                 6/10/1996               SL      N      7         1,841.66          21.92
1 PENTIUM 100                                            7/1/1996               SL      N      7         1,876.51          22.34
HARDWARE FOR NCB INSTALL                                9/20/1996               SL      N      7         3,768.86          44.87
SWITCH FOR WORKSTATION                                 10/10/1996               SL      N      7           525.52           6.26
NETWORK EQUIP/MIDLAND                                  10/21/1996               SL      N      7         1,212.29          14.43
NETWORK EQUIP/MIDLAND                                  10/24/1996               SL      N      7         6,852.39          81.58
LASERJET FOR MIDLAND                                    11/8/1996               SL      N      7           523.78           6.24

SQL SERVER DATABASE                                     1/24/1997               SL      N      7         1,805.76          21.50
MEMORY/WINDOW 95 UPGRD                                   6/1/1997               SL      N      7         2,409.40          28.68

                                                              # of mos.
                                                              in current
Property Desc.                                                year             Prior Dep.         Cur. Dep.     Acc. Depr.
---------------------------------------------------------------------------------------------------------------------------
TAPE PERTEC                                                                       9,720.75           0.00         9,720.75
NETWORK HARDWARE                                                                 13,529.25           0.00        13,529.25
NETWORK HARDWARE                                                                  6,115.20           0.00         6,115.20

ANTHEM  ELECTRONICS                                                               4,682.69           0.00         4,682.69
12 PORT NETWORK                                                                   1,423.20           0.00         1,423.20

HP LASERJET PRIN                                                                  1,883.18           0.00         1,883.18
HP LASERJET IV                                                                    1,500.45           0.00         1,500.45
HP NET SERVER LM                                                                  4,340.84           0.00         4,340.84

HP LASERJET 4L                                                                      646.76           0.00           646.76
HP LASERJET 4L                                                                      658.28           0.00           658.28
HP NETSERVER                                                                      4,146.76           0.00         4,146.76
HP LASERJET PRINTERS                                                              2,587.24           0.00         2,587.24
PRINTERS                                                                          1,673.24           0.00         1,673.24
MT 132A-R2 CSU/DSU MS                                                             1,206.92           0.00         1,206.92
LAKE JACKSON EQUIPMENT                                                            2,280.18           0.00         2,280.18
NETWORTH UPT16-B NIC                                                                480.03           0.00           480.03
LASER PRINTERS (2)                                                                3,348.24           0.00         3,348.24

SHELVING UNIT FOR EQUIP                                                6          6,490.02         124.80         6,614.82
SQL SERVER                                                             6          2,697.20          51.87         2,749.07
COLOR PRINTER                                                          6            966.29          18.58           984.88
COMPAQ CONTROLLER                                                      6            450.36           8.66           459.02
INTEL BACKUP                                                           6          7,631.42         146.75         7,778.17
SQL SERVER                                                             6          3,068.28          59.01         3,127.28
NETWORK HUB                                                            6         27,330.07         525.58        27,855.65

BAY NETWORKS                                                          12          2,825.18         128.42         2,953.59
6 ETHERNET MODEM                                                      12          2,263.25         102.88         2,366.13
LASERJET                                                              12            448.05          20.37           468.41
NETSERVER; 2 16MB; 2 4GB                                              12          7,420.96         337.32         7,758.28
PRINTER                                                               12          1,447.02          65.77         1,512.79
1 PENTIUM 100                                                         12          1,474.41          67.02         1,541.42
HARDWARE FOR NCB INSTALL                                              12          2,961.25         134.60         3,095.85
SWITCH FOR WORKSTATION                                                12            412.91          18.77           431.68
NETWORK EQUIP/MIDLAND                                                 12            952.51          43.30           995.80
NETWORK EQUIP/MIDLAND                                                 12          5,384.03         244.73         5,628.75
LASERJET FOR MIDLAND                                                  12            411.54          18.71           430.25

SQL SERVER DATABASE                                                   12          1,160.84          64.49         1,225.33
MEMORY/WINDOW 95 UPGRD                                                12          1,548.90          86.05         1,634.95

MONTHS REMAINING IN CURRENT YEAR                               9

WEST ALLIS -- ASSETS

                                                                      COST                                            Monthly
Property Desc.                                          Acquired  Sp   CTR      Mth    CL   Life         Cost         Depr.
---------------------------------------------------------------------------------------------------------------------------------
RFP MACHINE (3)                                         6/30/1997               SL      N      7         3,417.00          40.68
64MB Upgrade Kit for Report Server                      9/30/1997               SL      N      7           508.00           6.05
Modem & 8 port board (Dial-In Proj.)                   10/21/1997               SL      N      7         3,268.32          38.91
Modem for Katherine Gore per TTD                       10/21/1997               SL      N      7           126.72           1.51
Modem (upgrade Hazel's modem)                          10/21/1997               SL      N      7           126.72           1.51
Samsung 17" Monitor                                    10/21/1997               SL      N      7           722.30           8.60
4 hard drives for SQL server conversion                11/30/1997               SL      N      7         3,848.07          45.81
1 controller for SQL server project                    11/30/1997               SL      N      7         1,146.82          13.65
HP Computer & monitor-Angie Conell                     11/30/1997               SL      N      7         2,046.53          24.36

Spartacom 25 User - Modem Pool Software                  1/1/1998               SL      N      5         1,002.14          16.70
4 Samsung Monitors                                      1/28/1998               SL      N      5         2,031.92          33.87
Systems Admin for SQL Server                            1/29/1998               SL      N      5         1,700.00          28.33
Web site development                                     6/1/1998               SL      N      3         2,000.00
TLC computer system for Steve Grabosch                  6/30/1998               SL      N      5         1,556.13          25.94
Laserjet 4000TN for Finance                              7/9/1998               SL      N      5         1,728.67          28.81
Color LaserJet 5 printer for Marketing                  7/24/1998               SL      N      5         4,721.38          78.69
Demo laptop for Cavion                                  8/13/1998               SL      N      5         6,595.78         109.93
4 Hard drives & Video Cards for Medical & MIS          10/14/1998               SL      N      5         1,398.50          23.31
4 upgrades for Medical & MIS                           10/12/1998               SL      N      5         2,403.29          40.05

Laptop for Mike Sebastian                                2/4/1999     MKT       SL      N      5         2,871.56          47.86
Dell computer system for Lisa Obradovic-Yi              2/24/1999     LCM       SL      N      5         1,760.39          29.34
Dell Computer system for Robin Gannon                    3/8/1999     OPR       SL      N      5         1,749.83          29.16
Dell Computer System for Tim Pezoid                    11/14/1999     MKT       SL      N      5         1,863.88          31.06
HP Laserjet 4000TN for Marketing                         3/5/1999     MKT       SL      N      5         1,881.79          31.36
2 Sony 17" Monitor for ELI & OTS                        2/27/1999     ELI/OTS   SL      N      5           791.43          13.19
Dell Computer System for Linda Baumgartner               4/7/1998     OPR       SL      N      5         1,939.92          32.33
Dell Computer System for 2nd Tier                        4/7/1999     MIS       SL      N      5         1,887.11          31.45
Dell Server for Gene Ploesl                             5/10/1999     CLS       SL      N      5        10,013.07         166.88
Dell Poweredge Server for Brookfield                    5/19/1999     REORG     SL      N      5         5,159.61          85.99
Dell Poweredge Server for Exchange Conversion           5/20/1999     REORG     SL      N      5         4,343.35          72.39
Dell Provider Relations Upgrade                         5/20/1999     PRO       SL      N      5         3,210.25          53.50
Dell Upgrade for Stacie Otto                            5/19/1999     EQI       SL      N      5         3,210.25          53.50
Dell Inspiron Laptop for Burr                           5/21/1999     EQI       SL      N      5         3,113.16          51.89
AC Adapter for above                                    5/19/1999     EQI       SL      N      5            49.64           0.83
Backup Hardware for SQL Server                           5/4/1999     MIS       SL      N      5         3,907.20          65.12
(55) HP DLT Cartridges for backup tape rotation         5/24/1999     REORG     SL      N      5         4,994.88          83.25
Dell Computer System for LCM                            6/29/1999     LCM       SL      N      5         1,670.63          27.84
Dell Computer System-Acct Back End Server               5/20/1999     ADM       SL      N      5         3,193.34          53.22
Exchange Server Comp. Upgrade                           5/19/1999     MIS       SL      N      5           718.08          11.97
Exchange & NT Server Upgrades                           5/19/1999     MIS       SL      N      5        13,978.54         232.98
Backup Exec SQL Server Agent                            6/15/1999               SL      N      5           449.86           7.50

                                                              # of mos.
                                                              in current
Property Desc.                                                year             Prior Dep.       Cur. Dep.       Acc. Depr.
---------------------------------------------------------------------------------------------------------------------------
RFP MACHINE (3)                                                       12          2,196.65         122.04         2,318.68
64MB Upgrade Kit for Report Server                                    12            326.57          18.14           344.72
Modem & 8 port board (Dial-In Proj.)                                  12          2,101.07         116.73         2,217.79
Modem for Katherine Gore per TTD                                      12             81.47           4.53            85.99
Modem (upgrade Hazel's modem)                                         12             81.47           4.53            85.99
Samsung 17" Monitor                                                   12            464.33          25.80           490.13
4 hard drives for SQL server conversion                               12          2,473.76         137.43         2,611.19
1 controller for SQL server project                                   12            737.24          40.96           778.20
HP Computer & monitor-Angie Conell                                    12          1,315.62          73.09         1,388.71

Spartacom 25 User - Modem Pool Software                               12            701.50          50.11           751.60
4 Samsung Monitors                                                    12          1,422.35         101.60         1,523.94
Systems Admin for SQL Server                                          12          1,190.00          85.00         1,275.00
Web site development                                                              2,000.00           0.00         2,000.00
TLC computer system for Steve Grabosch                                12          1,089.29          77.81         1,167.10
Laserjet 4000TN for Finance                                           12          1,210.07          86.43         1,296.50
Color LaserJet 5 printer for Marketing                                12          3,304.96         236.07         3,541.03
Demo laptop for Cavion                                                12          4,617.04         329.79         4,946.83
4 Hard drives & Video Cards for Medical & MIS                         12            978.95          69.93         1,048.88
4 upgrades for Medical & MIS                                          12          1,682.31         120.16         1,802.47

Laptop for Mike Sebastian                                             12          1,435.78         143.58         1,579.36
Dell computer system for Lisa Obradovic-Yi                            12            880.20          88.02           968.22
Dell Computer system for Robin Gannon                                 12            874.91          87.49           962.40
Dell Computer System for Tim Pezoid                                   12            931.94          93.19         1,025.14
HP Laserjet 4000TN for Marketing                                      12            940.90          94.09         1,034.99
2 Sony 17" Monitor for ELI & OTS                                      12            395.71          39.57           435.28
Dell Computer System for Linda Baumgartner                            12            969.96          97.00         1,066.95
Dell Computer System for 2nd Tier                                     12            943.55          94.36         1,037.91
Dell Server for Gene Ploesl                                           12          5,006.54         500.65         5,507.19
Dell Poweredge Server for Brookfield                                  12          2,579.80         257.98         2,837.78
Dell Poweredge Server for Exchange Conversion                         12          2,171.68         217.17         2,388.85
Dell Provider Relations Upgrade                                       12          1,605.13         160.51         1,765.64
Dell Upgrade for Stacie Otto                                          12          1,605.13         160.51         1,765.64
Dell Inspiron Laptop for Burr                                         12          1,556.58         155.66         1,712.24
AC Adapter for above                                                  12             24.82           2.48            27.30
Backup Hardware for SQL Server                                        12          1,953.60         195.36         2,148.96
(55) HP DLT Cartridges for backup tape rotation                       12          2,497.44         249.74         2,747.19
Dell Computer System for LCM                                          12            835.31          83.53           918.84
Dell Computer System-Acct Back End Server                             12          1,596.67         159.67         1,756.33
Exchange Server Comp. Upgrade                                         12            359.04          35.90           394.95
Exchange & NT Server Upgrades                                         12          6,989.27         698.93         7,688.19
Backup Exec SQL Server Agent                                          12            224.93          22.49           247.43

MONTHS REMAINING IN CURRENT YEAR                               9

WEST ALLIS -- ASSETS

                                                                      COST                                            Monthly
Property Desc.                                          Acquired  Sp   CTR      Mth    CL   Life         Cost         Depr.
---------------------------------------------------------------------------------------------------------------------------------
Backup Exec SQL & Exchange Server Agents                6/11/1999               SL      N      5           910.22          15.17
Cisco 3600 4-slot Modular Router AC w/IP software       7/22/1999     REORG     SL      N      5        42,296.75         704.95
Landscape Organizer 2000 system                         7/22/1999     REORG     SL      N      5         3,462.52          57.71
Laptop for Dawn Engle                                    8/4/1999     SLS       SL      N      5         4,093.13          68.22
Dell Poweredge Server                                   7/21/1999     REORG     SL      N      5         3,378.22          56.30
Dell Dimension PC for David Burnett                     7/25/1999     EVP       SL      N      5         1,698.08          28.30
Dell Dimension PC for Larry Lenz                         8/6/1999     BCM       SL      N      5         1,671.69          27.86
3 Dell Dimension PC's for S Forbes, S Jaszka, & ?       7/20/1999     EAP       SL      N      5         5,217.73          86.96
Dell Dimension PC'S for K Dassow & J Eastman            8/17/1999     ACT       SL      N      5         3,343.30          55.72
HP Laserjet 8000DN for Corp Support SVC                 8/13/1999               SL      N      5         3,051.94          50.87
Dell Dimension PC's for S Smith & D. Standaert          9/12/1999     MKT       SL      N      5         3,315.85          55.26
SQL Server 25 for Windsor Project                       9/30/1999     MIS       SL      N      5         2,801.99          46.70
SQL Server 25 for Windsor Project                       9/30/1999     MIS       SL      N      5         2,775.00          46.25
64 Meg SDRAM                                            9/23/1999     MIS       SL      N      5           798.00          13.30
Dell Dimension PC for new Medical CM                   10/12/1999     LCM       SL      N      5         1,640.02          27.33
HP Laserjet 4050                                        9/23/1999     MIS       SL      N      5         1,437.70          23.96
Dell Poweredge 4300 Server                              10/1/1999     MIS       SL      N      5         8,515.62         141.93
Dell Dimension PC for CSE                               10/1/1999     CSE       SL      N      5         1,642.12          27.37
Dell Dimension PC for Dawn Eyre                         9/28/1999               SL      N      5         1,617.84          26.96
Dell Dimension PC for Liz Ferris                        9/23/1999               SL      N      5         1,642.12          27.37
Dell Dimension PC's for Jaci, Angie, &Mary K            9/10/1999               SL      N      5         5,458.50          90.98
Dell Dimension PC's (4) for Pharmacy Service            9/29/1999               SL      N      5         7,780.62         129.68
Dell Dimension PC for Dawn Engel                        11/5/1999               SL      N      5         1,745.62          29.09
Dell Dimension PC for Debbie Firkus                    11/19/1999               SL      N      5         1,640.02          27.33
Laptop for sales rep Kathy Schoenauer                  11/19/1999               SL      N      5         3,422.57          57.04
Dell Dimension PC for Larry Lenz                       11/19/1999               SL      N      5         1,898.70          31.65
Dell Dimension PC for Katherine Janotta                11/19/1999     CSE       SL      N      5         1,760.39          29.34
Balance of Cisco Equipment Purchased in July            11/5/1999     REORG     SL      N      5        12,400.00         206.67
2 Dell Inspiron Laptops (to replace stolen laptops)     12/3/1999               SL      N      5         7,641.23         127.35
Belkin Omniview 2 Port KVM & Cable Kit                  12/3/1999               SL      N      5           147.97           2.47
Princeton Ultra 72 17" Monitor                          12/3/1999               SL      N      5           737.31          12.29
HP LaserJet 4050N                                      12/10/1999               SL      N      5         1,437.70          23.96
4 Dell Dimension Desktops with 17" Monitors            12/10/1999     CMG       SL      N      5         6,935.82         115.60
Dell Dimensions Desktop                                12/10/1999     MIS       SL      N      5         2,105.68          35.09
Dell Dimensions Desktop with 17" Monitor               12/10/1999     MKT       SL      N      5         1,898.73          31.65
LaserJet 2100SE                                        12/30/1999               SL      N      5           699.99          11.67
Belkin 6' Printer Cable                                12/30/1999               SL      N      5            47.17           0.79
Dell Inspiron 7500 for Liz Ferris                      12/30/1999     SLS       SL      N      5         3,397.23          56.62

HP Laser Jet 2100SE Printer                              1/7/2000     SLS       SL      N      3           747.93          20.78
Dell Dimensions Desktop (5)                              1/7/2000     UMG       SL      N      3         7,349.80         204.16
Dell Inspiron 7500 Pentium 3 Laptop                     1/14/2000     CLS       SL      N      3         4,004.34         111.23
Dell Dimensions Desktop                                 1/14/2000     PRO       SL      N      3         1,874.45          52.07

                                                              # of mos.
                                                              in current
Property Desc.                                                year             Prior Dep.     Cur. Dep.         Acc. Depr.
---------------------------------------------------------------------------------------------------------------------------
Backup Exec SQL & Exchange Server Agents                              12            455.11          45.51           500.62
Cisco 3600 4-slot Modular Router AC w/IP software                     12         21,148.38       2,114.84        23,263.22
Landscape Organizer 2000 system                                       12          1,731.26         173.13         1,904.38
Laptop for Dawn Engle                                                 12          2,046.56         204.66         2,251.22
Dell Poweredge Server                                                 12          1,689.11         168.91         1,858.02
Dell Dimension PC for David Burnett                                   12            849.04          84.90           933.95
Dell Dimension PC for Larry Lenz                                      12            835.85          83.58           919.43
3 Dell Dimension PC's for S Forbes, S Jaszka, & ?                     12          2,608.86         260.89         2,869.75
Dell Dimension PC'S for K Dassow & J Eastman                          12          1,671.65         167.17         1,838.82
HP Laserjet 8000DN for Corp Support SVC                               12          1,525.97         152.60         1,678.56
Dell Dimension PC's for S Smith & D. Standaert                        12          1,657.93         165.79         1,823.72
SQL Server 25 for Windsor Project                                     12          1,401.00         140.10         1,541.10
SQL Server 25 for Windsor Project                                     12          1,387.50         138.75         1,526.25
64 Meg SDRAM                                                          12            399.00          39.90           438.90
Dell Dimension PC for new Medical CM                                  12            820.01          82.00           902.01
HP Laserjet 4050                                                      12            718.85          71.89           790.74
Dell Poweredge 4300 Server                                            12          4,257.81         425.78         4,683.59
Dell Dimension PC for CSE                                             12            821.06          82.11           903.16
Dell Dimension PC for Dawn Eyre                                       12            808.92          80.89           889.81
Dell Dimension PC for Liz Ferris                                      12            821.06          82.11           903.16
Dell Dimension PC's for Jaci, Angie, &Mary K                          12          2,729.25         272.93         3,002.18
Dell Dimension PC's (4) for Pharmacy Service                          12          3,890.31         389.03         4,279.34
Dell Dimension PC for Dawn Engel                                      12            872.81          87.28           960.09
Dell Dimension PC for Debbie Firkus                                   12            820.01          82.00           902.01
Laptop for sales rep Kathy Schoenauer                                 12          1,711.29         171.13         1,882.42
Dell Dimension PC for Larry Lenz                                      12            949.35          94.94         1,044.29
Dell Dimension PC for Katherine Janotta                               12            880.20          88.02           968.22
Balance of Cisco Equipment Purchased in July                          12          6,200.00         620.00         6,820.00
2 Dell Inspiron Laptops (to replace stolen laptops)                   12          3,820.61         382.06         4,202.67
Belkin Omniview 2 Port KVM & Cable Kit                                12             73.99           7.40            81.39
Princeton Ultra 72 17" Monitor                                        12            368.65          36.87           405.52
HP LaserJet 4050N                                                     12            718.85          71.89           790.74
4 Dell Dimension Desktops with 17" Monitors                           12          3,467.91         346.79         3,814.70
Dell Dimensions Desktop                                               12          1,052.84         105.28         1,158.13
Dell Dimensions Desktop with 17" Monitor                              12            949.36          94.94         1,044.30
LaserJet 2100SE                                                       12            350.00          35.00           385.00
Belkin 6' Printer Cable                                               12             23.59           2.36            25.95
Dell Inspiron 7500 for Liz Ferris                                     12          1,698.61         169.86         1,868.47

HP Laser Jet 2100SE Printer                                           12            373.97          62.33           436.29
Dell Dimensions Desktop (5)                                           12          3,674.90         612.48         4,287.38
Dell Inspiron 7500 Pentium 3 Laptop                                   12          2,002.17         333.70         2,335.87
Dell Dimensions Desktop                                               12            937.23         156.20         1,093.43

MONTHS REMAINING IN CURRENT YEAR                               9

WEST ALLIS -- ASSETS

                                                                      COST                                            Monthly
Property Desc.                                          Acquired  Sp   CTR      Mth    CL   Life         Cost         Depr.
---------------------------------------------------------------------------------------------------------------------------------
Dell Dimensions Desktop                                 1/27/2000     BCM       SL      N      3         1,874.42          52.07
Dell Inspiron 752000 Pentium 3 Laptop                   2/11/2000     MIS       SL      N      3         3,669.66         101.94
Dell Dimensions Desktop PIII                            2/25/2000     ACT       SL      N      3         1,765.68          49.05
Dell Inspiron 752000 Pentium 3 Laptop                   2/29/2000     BCM       SL      N      3         3,454.23          95.95
Dell Dimensions Desktop PIII (3)                        2/11/2000     MIS       SL      N      3         4,197.60         116.60
Dell Dimensions Desktop Celeron                         3/17/2000     RRX       SL      N      3         1,501.68          41.71
(11) Windows 220000                                     3/10/2000     MIS       SL      N      3         2,116.71          58.80
Homesite 4.5                                            3/17/2000     MKT       SL      N      3           113.98           3.17
(11) Hardware upgrades for Windows 220000               3/17/2000     MIS       SL      N      3         1,150.36          31.95
Dell Dimension Desktops P III                           3/24/2000     MKT       SL      N      3         1,385.52          38.49
Dell Power Edge 442000                                  3/31/2000     MIS       SL      N      3        11,771.25         326.98
Dell Dimension Desktops P III                           3/31/2000     BCM       SL      N      3         1,593.50          44.26
Dell Dimension Desktops P III                           3/31/2000     AFT       SL      N      3         1,593.51          44.26
MS SQL Server                                            4/7/2000     RRX       SL      N      3         1,183.99          32.89
MS Windows 220000 Server                                 4/7/2000     RRX       SL      N      3           865.21          24.03
WAN Equipmnet                                            4/7/2000     MIS       SL      N      3           799.03          22.20
Dell Power Edge 442000                                  4/14/2000     MIS       SL      N      3        11,771.25         326.98
Symmetra 8kva UPS                                       4/21/2000     MIS       SL      N      3        11,431.02         317.53
Install UPS                                             4/21/2000     MIS       SL      N      3           898.00          24.94
Dell Power Edge 442000                                   4/6/2000     MIS       SL      N      3        13,175.75         365.99
Rack Kit                                                4/13/2000     MIS       SL      N      3           534.35          14.84
Rack Kit                                                4/13/2000     MIS       SL      N      3           534.35          14.84
Bay Networks Baystack 450-24                             4/1/2000     MIS       SL      N      3         3,528.32          98.01
Crystal Reports Dev V8.0                                5/12/2000     MIS       SL      N      3         1,596.28          44.34
(3) Dell Dimension Desktops P III                       5/12/2000     BCM       SL      N      3         4,316.25         119.90
(2) WAN Interface Cards                                 5/25/2000     MIS       SL      N      3         1,388.10          38.56
Dell Dimension XPS PIII                                  6/1/2000     MKT       SL      N      3         1,370.70          38.08
HDD upgrade for Zeus Athena                             6/16/2000     MIS       SL      N      3         1,553.63          43.16
HP Surestore 718 autoloader                             6/12/2000     MIS       SL      N      3         8,893.36         247.04
(3) Dell Dimension XPS PIII                              7/7/2000     SMK       SL      N      3         4,016.38         111.57
Dell Dimension XPS PIII                                  8/1/2000     SLI       SL      N      3         1,734.00          48.17
Back-up tapes                                           8/11/2000     RRX       SL      N      3           548.97          15.25
Dell Dimension PIII                                     8/18/2000     RRX       SL      N      3         2,431.98          67.56
(4) Dell Dimension L Celeron                            8/25/2000     CSE       SL      N      3         4,857.93         134.94
Project 220000 VOP Business Mol                         8/25/2000     MIS       SL      N      3           987.00          27.42
GeoNetworks                                             8/31/2000     PRO       SL      N      3        25,000.00         694.44
Dell Dimension PIII                                      9/8/2000     VPO       SL      N      3         1,765.14          49.03
Track-It Multi-user                                     8/17/2000     MIS       SL      N      3         1,562.00          43.39
Project 220000 VOP Eng Disk                             8/31/2000     MIS       SL      N      3            23.11           0.64
Dell Dimension L Celeron                                 9/8/2000     UMG       SL      N      3         1,097.69          30.49
Dimension 412000 PIII                                  10/17/2000     SMK       SL      N      3         4,433.49         123.15
Windows 220000 server                                  10/13/2000     MKT       SL      N      3           841.56          23.38
Dimension 412000 PIII                                  10/13/2000     MKT       SL      N      3         1,290.41          35.84

                                                              # of mos.
                                                              in current
Property Desc.                                                year             Prior Dep.      Cur. Dep.       Acc. Depr.
---------------------------------------------------------------------------------------------------------------------------
Dell Dimensions Desktop                                               12            937.21         156.20         1,093.41
Dell Inspiron 7500 Pentium 3 Laptop                                   12          1,834.83         305.81         2,140.64
Dell Dimensions Desktop PIII                                          12            882.84         147.14         1,029.98
Dell Inspiron 7500 Pentium 3 Laptop                                   12          1,727.12         287.85         2,014.97
Dell Dimensions Desktop PIII (3)                                      12          2,098.80         349.80         2,448.60
Dell Dimensions Desktop Celeron                                       12            750.84         125.14           875.98
(11) Windows 2000                                                     12          1,058.36         176.39         1,234.75
Homesite 4.5                                                          12             56.99           9.50            66.49
(11) Hardware upgrades for Windows 2000                               12            575.18          95.86           671.04
Dell Dimension Desktops P III                                         12            692.76         115.46           808.22
Dell Power Edge 4400                                                  12          5,885.63         980.94         6,866.56
Dell Dimension Desktops P III                                         12            796.75         132.79           929.54
Dell Dimension Desktops P III                                         12            796.76         132.79           929.55
MS SQL Server                                                         12            592.00          98.67           690.66
MS Windows 2000 Server                                                12            432.61          72.10           504.71
WAN Equipmnet                                                         12            399.52          66.59           466.10
Dell Power Edge 4400                                                  12          5,885.63         980.94         6,866.56
Symmetra 8kva UPS                                                     12          5,715.51         952.59         6,668.10
Install UPS                                                           12            449.00          74.83           523.83
Dell Power Edge 4400                                                  12          6,587.88       1,097.98         7,685.85
Rack Kit                                                              12            267.18          44.53           311.70
Rack Kit                                                              12            267.18          44.53           311.70
Bay Networks Baystack 450-24                                          12          1,764.16         294.03         2,058.19
Crystal Reports Dev V8.0                                              12            798.14         133.02           931.16
(3) Dell Dimension Desktops P III                                     12          2,158.13         359.69         2,517.81
(2) WAN Interface Cards                                               12            694.05         115.68           809.73
Dell Dimension XPS PIII                                               12            685.35         114.23           799.58
HDD upgrade for Zeus Athena                                           12            776.82         129.47           906.28
HP Surestore 718 autoloader                                           12          4,446.68         741.11         5,187.79
(3) Dell Dimension XPS PIII                                           12          2,008.19         334.70         2,342.89
Dell Dimension XPS PIII                                               12            867.00         144.50         1,011.50
Back-up tapes                                                         12            274.49          45.75           320.23
Dell Dimension PIII                                                   12          1,215.99         202.67         1,418.66
(4) Dell Dimension L Celeron                                          12          2,428.97         404.83         2,833.79
Project 2000 VOP Business Mol                                         12            493.50          82.25           575.75
GeoNetworks                                                           12         12,500.00       2,083.33        14,583.33
Dell Dimension PIII                                                   12            882.57         147.10         1,029.67
Track-It Multi-user                                                   12            781.00         130.17           911.17
Project 2000 VOP Eng Disk                                             12             11.56           1.93            13.48
Dell Dimension L Celeron                                              12            548.85          91.47           640.32
Dimension 4100 PIII                                                   12          2,216.75         369.46         2,586.20
Windows 2000 server                                                   12            420.78          70.13           490.91
Dimension 4100 PIII                                                   12            645.21         107.53           752.74

MONTHS REMAINING IN CURRENT YEAR                               9

WEST ALLIS -- ASSETS

                                                                      COST                                             Monthly
Property Desc.                                          Acquired  Sp   CTR      Mth    CL   Life         Cost          Depr.
---------------------------------------------------------------------------------------------------------------------------------
Dimension 4100 PIII                                    10/13/2000     RRX       SL      N      3         1,279.84          35.55
Dimension 4100 PIII                                    10/13/2000     RRX       SL      N      3         1,501.60          41.71
Vstudio 6.0                                             11/9/2000     MIS       SL      N      3         5,451.28         151.42
WAN interface card                                      11/9/2000     MIS       SL      N      3           591.55          16.43
Dell Laptop                                             12/2/2000     RRX       SL      N      3         3,783.61         105.10
(2) Dimension L800r PIII                               12/28/2000     CSE       SL      N      3         2,345.28          65.15

Wintertree Spelling Server                              1/19/2001     MIS       SL      N      3         1,500.00          41.67
HP Laserjet Printer                                     1/19/2001     BAP       SL      N      3           712.70          19.80
(4) HP 932C printers                                    1/29/2001     SLS       SL      N      3           875.05          24.31
Dell Poweredge 4400                                     1/29/2001     MIS       SL      N      3        13,085.91         363.50
Dell Dimension 4100                                     1/29/2001     BCM       SL      N      3         1,081.38          30.04
Latitude LS H500ST                                      1/29/2001     CBD       SL      N      3         2,749.88          76.39
(3) Dell Dimension L866r                                1/14/2001     MHA       SL      N      3         3,427.64          95.21
(3) Dell Laptop                                          1/2/2001     SLS       SL      N      3         8,661.12         240.59
Macintosh Computer                                      2/16/2001     MKT       SL      N      3         9,893.66         274.82
Cisco 3015-NR Concentrator                              2/16/2001     MIS       SL      N      3        11,541.75         320.60
(4)Dell Dimension L866r PIII                            2/16/2001     PRO       SL      N      3         4,360.14         121.12
(9)Dell Dimension L866r PIII                            2/16/2001     CSE       SL      N      3         8,996.61         249.91
Inspiron 8000 PIII Laptop                               2/16/2001     CSE       SL      N      3         3,379.25          93.87
(2)Dell Dimension L866r PIII                            2/16/2001     CLM       SL      N      3         2,089.73          58.05
(2)Dell Dimension L866r PIII                            2/16/2001     MUR       SL      N      3         2,403.46          66.76
(6)Dell Dimension L866r PIII                            2/16/2001     UMG       SL      N      3         6,257.43         173.82
Dell Dimension L866r PIII                               2/16/2001     MDM       SL      N      3         1,324.39          36.79
(2)Dell Dimension L866r PIII                            2/16/2001     EAP       SL      N      3         2,450.89          68.08
Latitude C600 PIII Laptop                                2/1/2001     MIS       SL      N      3         2,726.08          75.72
HP Laserjet Printer 8150DN                              2/23/2001     OTS       SL      N      3         2,991.79          83.11
(16) Princeton 17" Monitors                             2/23/2001     CSE       SL      N      3         2,859.04          79.42
(8) Dell Dimension L866r PIII                           2/28/2001     CLM       SL      N      3         8,344.09         231.78
Dell Dimension L866r PIII                               2/28/2001     MVP       SL      N      3         1,338.45          37.18
(3) Dell Dimension 8100 Series PIIII                    2/28/2001     MIS       SL      N      3         5,044.93         140.14
Latitude LS H500ST Laptop                               2/28/2001     SLI       SL      N      3         2,890.28          80.29
(5)Dell Dimension L866r PIII                             3/9/2001     SMK       SL      N      3         5,216.42         144.90
Dell Dimension L866r PIII                                3/9/2001     MHA       SL      N      3         1,099.26          30.54
HP Sheet stacker and input tray                          4/6/2001     OTS       SL      N      3         2,536.22          70.45
Dell Dimension L866r PIII                                4/6/2001     BCM       SL      N      3         1,370.13          38.06
Dell Dimension L PIII                                   4/13/2001     SLI       SL      N      3         1,596.11          44.34
Cisco Modular Router                                    4/13/2001     AFA       SL      N      3         2,642.63          73.41
(4) Dell Dimension L Series PIIII                       4/20/2001     CSE       SL      N      3         5,293.00         147.03
(2) Dell Dimension L Series PIIII                       4/13/2001     BCM       SL      N      3         2,649.41          73.59
Dell Dimension L Series PIIII                           5/18/2001     BCM       SL      N      3         1,328.46          36.90
Hard Drive                                              6/22/2001     MIS       SL      N      3           558.95          15.53
Dell Dimension L Series PIIII                           6/14/2001     PRO       SL      N      3         1,625.16          45.14

                                                              # of mos.
                                                              in current
Property Desc.                                                year             Prior Dep.      Cur. Dep.        Acc. Depr.
---------------------------------------------------------------------------------------------------------------------------
Dimension 4100 PIII                                                   12            639.92         106.65           746.57
Dimension 4100 PIII                                                   12            750.80         125.13           875.93
Vstudio 6.0                                                           12          2,725.64         454.27         3,179.91
WAN interface card                                                    12            295.78          49.30           345.07
Dell Laptop                                                           12          1,891.81         315.30         2,207.11
(2) Dimension L800r PIII                                              12          1,172.64         195.44         1,368.08

Wintertree Spelling Server                                            12            250.00         125.00           375.00
HP Laserjet Printer                                                   12            118.78          59.39           178.18
(4) HP 932C printers                                                  12            145.84          72.92           218.76
Dell Poweredge 4400                                                   12          2,180.99       1,090.49         3,271.48
Dell Dimension 4100                                                   12            180.23          90.12           270.35
Latitude LS H500ST                                                    12            458.31         229.16           687.47
(3) Dell Dimension L866r                                              12            571.27         285.64           856.91
(3) Dell Laptop                                                       12          1,443.52         721.76         2,165.28
Macintosh Computer                                                    12          1,648.94         824.47         2,473.42
Cisco 3015-NR Concentrator                                            12          1,923.63         961.81         2,885.44
(4)Dell Dimension L866r PIII                                          12            726.69         363.35         1,090.04
(9)Dell Dimension L866r PIII                                          12          1,499.44         749.72         2,249.15
Inspiron 8000 PIII Laptop                                             12            563.21         281.60           844.81
(2)Dell Dimension L866r PIII                                          12            348.29         174.14           522.43
(2)Dell Dimension L866r PIII                                          12            400.58         200.29           600.87
(6)Dell Dimension L866r PIII                                          12          1,042.91         521.45         1,564.36
Dell Dimension L866r PIII                                             12            220.73         110.37           331.10
(2)Dell Dimension L866r PIII                                          12            408.48         204.24           612.72
Latitude C600 PIII Laptop                                             12            454.35         227.17           681.52
HP Laserjet Printer 8150DN                                            12            498.63         249.32           747.95
(16) Princeton 17" Monitors                                           12            476.51         238.25           714.76
(8) Dell Dimension L866r PIII                                         12          1,390.68         695.34         2,086.02
Dell Dimension L866r PIII                                             12            223.08         111.54           334.61
(3) Dell Dimension 8100 Series PIIII                                  12            840.82         420.41         1,261.23
Latitude LS H500ST Laptop                                             12            481.71         240.86           722.57
(5)Dell Dimension L866r PIII                                          12            869.40         434.70         1,304.11
Dell Dimension L866r PIII                                             12            183.21          91.61           274.82
HP Sheet stacker and input tray                                       12            422.70         211.35           634.06
Dell Dimension L866r PIII                                             12            228.36         114.18           342.53
Dell Dimension L PIII                                                 12            266.02         133.01           399.03
Cisco Modular Router                                                  12            440.44         220.22           660.66
(4) Dell Dimension L Series PIIII                                     12            882.17         441.08         1,323.25
(2) Dell Dimension L Series PIIII                                     12            441.57         220.78           662.35
Dell Dimension L Series PIIII                                         12            221.41         110.71           332.12
Hard Drive                                                            12             93.16          46.58           139.74
Dell Dimension L Series PIIII                                         12            270.86         135.43           406.29

MONTHS REMAINING IN CURRENT YEAR                               9

WEST ALLIS -- ASSETS

                                                                      COST                                             Monthly
Property Desc.                                          Acquired  Sp   CTR      Mth    CL   Life         Cost          Depr.
---------------------------------------------------------------------------------------------------------------------------------
Inspiron 8000 PIII Laptop                               6/18/2001     MIS       SL      N      3         3,445.14          95.70
Buyoot of server lease                                  6/30/2001     MIS       SL      N      3         1,734.57          48.18
2610 Cisco Router                                       7/23/2001     MIS       SL      N      3         5,008.15         139.12
Dell Dimension L Series PIIII                           7/10/2001     OTS       SL      N      3         1,520.61          42.24
Dell Dimension L Series PIIII                           7/10/2001     BCM       SL      N      3         1,289.34          35.82
Dell Dimension L Series PIIII                            8/6/2001     CON       SL      N      3         1,548.60          43.02
Power edge 2500 PIII Server                              8/6/2001     RRX       SL      N      3         5,287.39         146.87
Dell Dimension L Series PIIII                           8/17/2001     OTS       SL      N      3         1,057.02          29.36
Dell Dimension L Series PIIII                           8/30/2001     DMG       SL      N      3         1,474.15          40.95
Catalyst Switches                                       8/30/2001     MIS       SL      N      3        14,890.08         413.61
Power edge 2500 PIII Server                             8/23/2001     ASW       SL      N      3         5,993.88         166.50
Latitude C600 PIII Laptop                               9/20/2001     DAT       SL      N      3         3,118.36          86.62
Dell Dimension L Series PIIII                           9/20/2001     BCM       SL      N      3         1,113.04          30.92
(3) Hard Drive upgrades                                 9/20/2001     MIS       SL      N      3         1,599.85          44.44
Latitude L400 PIII Laptop                               9/20/2001     SLS       SL      N      3         2,824.84          78.47
Dimension 2100 Celeron                                 10/15/2001     BCM       SL      N      3         1,138.88          31.64
Processor                                              10/22/2001     MIS       SL      N      3         1,100.34          30.57
Dimension 2100 Celeron                                 10/22/2001     BCM       SL      N      3         1,068.65          29.68
(4) Dimension 2100 Celeron                             10/22/2001     MIS       SL      N      3         4,849.49         134.71
Dimension 8200 PIV                                     10/11/2001     MIS       SL      N      3         2,273.59          63.16
Power edge 2500 PIII Server                             11/2/2001     MIS       SL      N      3         5,661.27         157.26
(2) Dimension 8200 PIV                                 11/16/2001     MIS       SL      N      3         4,542.96         126.19
Dimension 2100 Celeron                                  11/9/2001     OPW       SL      N      3         1,353.80          37.61
Pioneer DVD                                            11/30/2001     MIS       SL      N      3           646.95          17.97
Dimension 4300 PIV                                     12/14/2001     CLM       SL      N      3         1,323.19          36.76
(2) Dimension 4300 PIV                                 12/14/2001     CLM       SL      N      3         2,346.81          65.19

CQ DPRO EN 450 PII w/17" monitor                         1/2/2002     RRX       SL      N      1             0.00           0.00
Tektronix Phaser 840N Printer                            1/2/2002     RRX       SL      N      1             0.00           0.00
CQ DPRO EN 450 PII w/17" monitor                         1/2/2002     RRX       SL      N      1         1,378.64         114.89
Computer Equip                                           1/2/2002     RRX       SL      N      1             0.00           0.00
Tektronix Phaser 840N Printer                            1/2/2002     RRX       SL      N      1         1,161.05          96.75
CQ DPRO  4000 5133 w/15" monitor                         1/2/2002     WAD       SL      N      1           152.65          12.72
CQ DPRO  4000 5133 w/15" monitor                         1/2/2002     WAD       SL      N      1           152.65          12.72
CQ DPRO  4000 5133 w/15" monitor                         1/2/2002     WAD       SL      N      1           152.65          12.72
CQ DPRO  4000 5133 w/15" monitor                         1/2/2002     WAD       SL      N      1           152.65          12.72
CQ DPRO  2000 586/133Dt                                  1/2/2002     WAD       SL      N      1           176.32          14.69
CQ DPRO  2000 586/133Dt                                  1/2/2002     WAD       SL      N      1           176.32          14.69
CQ DPRO  2000 586/133Dt                                  1/2/2002     WAD       SL      N      1           191.19          15.93
CQ DPRO  2000 586/133Dt                                  1/2/2002     WAD       SL      N      1           201.26          16.77
CQ DPRO  2000 586/133Dt                                  1/2/2002     WAD       SL      N      1           201.27          16.77
Nec Techno Xv17 Monitor                                  1/2/2002     WAD       SL      N      1           105.52           8.79
Nec Techno Xv17 Monitor                                  1/2/2002     WAD       SL      N      1           105.52           8.79

                                                              # of mos.
                                                              in current
Property Desc.                                                year             Prior Dep.      Cur. Dep.       Acc. Depr.
---------------------------------------------------------------------------------------------------------------------------
Inspiron 8000 PIII Laptop                                             12            574.19         287.10           861.29
Buyoot of server lease                                                12            289.10         144.55           433.64
2610 Cisco Router                                                     12            834.69         417.35         1,252.04
Dell Dimension L Series PIIII                                         12            253.44         126.72           380.15
Dell Dimension L Series PIIII                                         12            214.89         107.45           322.34
Dell Dimension L Series PIIII                                         12            258.10         129.05           387.15
Power edge 2500 PIII Server                                           12            881.23         440.62         1,321.85
Dell Dimension L Series PIIII                                         12            176.17          88.09           264.26
Dell Dimension L Series PIIII                                         12            245.69         122.85           368.54
Catalyst Switches                                                     12          2,481.68       1,240.84         3,722.52
Power edge 2500 PIII Server                                           12            998.98         499.49         1,498.47
Latitude C600 PIII Laptop                                             12            519.73         259.86           779.59
Dell Dimension L Series PIIII                                         12            185.51          92.75           278.26
(3) Hard Drive upgrades                                               12            266.64         133.32           399.96
Latitude L400 PIII Laptop                                             12            470.81         235.40           706.21
Dimension 2100 Celeron                                                12            189.81          94.91           284.72
Processor                                                             12            183.39          91.70           275.09
Dimension 2100 Celeron                                                12            178.11          89.05           267.16
(4) Dimension 2100 Celeron                                            12            808.25         404.12         1,212.37
Dimension 8200 PIV                                                    12            378.93         189.47           568.40
Power edge 2500 PIII Server                                           12            943.55         471.77         1,415.32
(2) Dimension 8200 PIV                                                12            757.16         378.58         1,135.74
Dimension 2100 Celeron                                                12            225.63         112.82           338.45
Pioneer DVD                                                           12            107.83          53.91           161.74
Dimension 4300 PIV                                                    12            220.53         110.27           330.80
(2) Dimension 4300 PIV                                                12            391.14         195.57           586.70

CQ DPRO EN 450 PII w/17" monitor                                      12              0.00           0.00             0.00
Tektronix Phaser 840N Printer                                         12              0.00           0.00             0.00
CQ DPRO EN 450 PII w/17" monitor                                      12              0.00         344.66           344.66
Computer Equip                                                        12              0.00           0.00             0.00
Tektronix Phaser 840N Printer                                         12              0.00         290.26           290.26
CQ DPRO  4000 5133 w/15" monitor                                      12              0.00          38.16            38.16
CQ DPRO  4000 5133 w/15" monitor                                      12              0.00          38.16            38.16
CQ DPRO  4000 5133 w/15" monitor                                      12              0.00          38.16            38.16
CQ DPRO  4000 5133 w/15" monitor                                      12              0.00          38.16            38.16
CQ DPRO  2000 586/133Dt                                               12              0.00          44.08            44.08
CQ DPRO  2000 586/133Dt                                               12              0.00          44.08            44.08
CQ DPRO  2000 586/133Dt                                               12              0.00          47.80            47.80
CQ DPRO  2000 586/133Dt                                               12              0.00          50.32            50.32
CQ DPRO  2000 586/133Dt                                               12              0.00          50.32            50.32
Nec Techno Xv17 Monitor                                               12              0.00          26.38            26.38
Nec Techno Xv17 Monitor                                               12              0.00          26.38            26.38

MONTHS REMAINING IN CURRENT YEAR                                   9

WEST ALLIS -- ASSETS

                                                                          COST                                          Monthly
Property Desc.                                             Acquired  Sp   CTR   Mth      CL   Life       Cost           Depr.
------------------------------------------------------------------------------------------------------------------------------------
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.52           8.79
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.52           8.79
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.52           8.79
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.52           8.79
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.39           8.78
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.39           8.78
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.39           8.78
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.52           8.79
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.39           8.78
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.52           8.79
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.52           8.79
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.52           8.79
Nec Techno Xv17 Monitor                                     1/2/2002      WAD   SL        N      1         105.52           8.79
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         120.45          10.04
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         120.45          10.04
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         120.45          10.04
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         116.78           9.73
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         116.76           9.73
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         116.76           9.73
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         129.56          10.80
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         116.76           9.73
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         116.76           9.73
Nec Xv17+ 17" Color Monitor                                 1/2/2002      WAD   SL        N      1         116.78           9.73
CQ V70 17" Color Monitor                                    1/2/2002      WAD   SL        N      1         144.46          12.04
CQ V70 17" Color Monitor                                    1/2/2002      WAD   SL        N      1         145.14          12.10
CQ V70 17" Color Monitor                                    1/2/2002      WAD   SL        N      1         145.14          12.10
CQ V70 17" Color Monitor                                    1/2/2002      WAD   SL        N      1         145.14          12.10
CQ V70 17" Color Monitor                                    1/2/2002      WAD   SL        N      1         145.14          12.10
HP Laserjet 55i Printer                                     1/2/2002      WAD   SL        N      1         297.49          24.79
Dimension 8200 PIV                                         1/11/2002      MIS   SL        N      3       2,482.69          68.96
Dimension 8200 PIV                                         1/25/2002      MIS   SL        N      3       2,366.53          65.74
Dimension 8200 PIV                                         1/17/2002      MIS   SL        N      3       2,387.62          66.32
Dimension 4300 PIV                                         1/18/2002      CSE   SL        N      3       1,548.60          43.02
Latitude C600 PIII                                         1/20/2002      EAP   SL        N      3       3,338.07          92.72
Dimension 8200 PIV                                         1/13/2002      UMG   SL        N      3       1,615.65          44.88
Dimension 8200 PIV                                         1/13/2002      UMG   SL        N      3       1,615.65          44.88
(5) Dimension 4300S PIV                                    1/15/2002      MIS   SL        N      3       6,932.53         192.57
(2) Dimension 8200 PIV                                     1/21/2002      BCM   SL        N      3       3,582.96          99.53
Power Edge 2500 PIII                                       2/15/2002      MIS   SL        N      3       6,229.35         173.04
HP Laserjet 4100TN Printer                                 2/22/2002      BCM   SL        N      3       1,785.80          49.61
Quantum Super DLT Tape Cartridge                           2/22/2002      MIS   SL        N      3       5,037.37         139.93
Omniview KVM Switch w/cable                                2/22/2002      MIS   SL        N      3       1,150.33          31.95
Quantum Super DLT Drive                                    2/22/2002      MIS   SL        N      3       5,153.62         143.16

                                                               # of mos.
                                                               in current
Property Desc                                                  year         Prior Dep.    Cur. Dep.      Acc. Depr.
----------------------------------------------------------------------------------------------------------------------
Nec Techno Xv17 Monitor                                             12           0.00          26.38          26.38
Nec Techno Xv17 Monitor                                             12           0.00          26.38          26.38
Nec Techno Xv17 Monitor                                             12           0.00          26.38          26.38
Nec Techno Xv17 Monitor                                             12           0.00          26.38          26.38
Nec Techno Xv17 Monitor                                             12           0.00          26.35          26.35
Nec Techno Xv17 Monitor                                             12           0.00          26.35          26.35
Nec Techno Xv17 Monitor                                             12           0.00          26.35          26.35
Nec Techno Xv17 Monitor                                             12           0.00          26.38          26.38
Nec Techno Xv17 Monitor                                             12           0.00          26.35          26.35
Nec Techno Xv17 Monitor                                             12           0.00          26.38          26.38
Nec Techno Xv17 Monitor                                             12           0.00          26.38          26.38
Nec Techno Xv17 Monitor                                             12           0.00          26.38          26.38
Nec Techno Xv17 Monitor                                             12           0.00          26.38          26.38
Nec Xv17+ 17" Color Monitor                                         12           0.00          30.11          30.11
Nec Xv17+ 17" Color Monitor                                         12           0.00          30.11          30.11
Nec Xv17+ 17" Color Monitor                                         12           0.00          30.11          30.11
Nec Xv17+ 17" Color Monitor                                         12           0.00          29.20          29.20
Nec Xv17+ 17" Color Monitor                                         12           0.00          29.19          29.19
Nec Xv17+ 17" Color Monitor                                         12           0.00          29.19          29.19
Nec Xv17+ 17" Color Monitor                                         12           0.00          32.39          32.39
Nec Xv17+ 17" Color Monitor                                         12           0.00          29.19          29.19
Nec Xv17+ 17" Color Monitor                                         12           0.00          29.19          29.19
Nec Xv17+ 17" Color Monitor                                         12           0.00          29.20          29.20
CQ V70 17" Color Monitor                                            12           0.00          36.12          36.12
CQ V70 17" Color Monitor                                            12           0.00          36.29          36.29
CQ V70 17" Color Monitor                                            12           0.00          36.29          36.29
CQ V70 17" Color Monitor                                            12           0.00          36.29          36.29
CQ V70 17" Color Monitor                                            12           0.00          36.29          36.29
HP Laserjet 55i Printer                                             12           0.00          74.37          74.37
Dimension 8200 PIV                                                   6           0.00         103.45         103.45
Dimension 8200 PIV                                                   6           0.00          98.61          98.61
Dimension 8200 PIV                                                   6           0.00          99.48          99.48
Dimension 4300 PIV                                                   6           0.00          64.53          64.53
Latitude C600 PIII                                                   6           0.00         139.09         139.09
Dimension 8200 PIV                                                   6           0.00          67.32          67.32
Dimension 8200 PIV                                                   6           0.00          67.32          67.32
(5) Dimension 4300S PIV                                              6           0.00         288.86         288.86
(2) Dimension 8200 PIV                                               6           0.00         149.29         149.29
Power Edge 2500 PIII                                                 6           0.00         259.56         259.56
HP Laserjet 4100TN Printer                                           6           0.00          74.41          74.41
Quantum Super DLT Tape Cartridge                                     6           0.00         209.89         209.89
Omniview KVM Switch w/cable                                          6           0.00          47.93          47.93
Quantum Super DLT Drive                                              6           0.00         214.73         214.73

MONTHS REMAINING IN CURRENT YEAR                                   9

WEST ALLIS -- ASSETS

                                                                         COST                                          Monthly
Property Desc.                                            Acquired   Sp  CTR    Mth      CL   Life       Cost          Depr.
------------------------------------------------------------------------------------------------------------------------------------
Dimension 8200 PIV                                         2/22/2002      CSE   SL        N      3       1,907.64          52.99
Dimension 8200 PIV                                         2/22/2002      CSE   SL        N      3       1,907.64          52.99
Dimension 8200 PIV                                         2/22/2002      RRX   SL        N      3       1,839.00          51.08
Power Edge 2500 PIII                                       2/22/2002      MIS   SL        N      3       3,932.60         109.24
Power Edge 2500 PIII                                       2/28/2002      FIN   SL        N      3       3,573.52          99.26
Dimension 4300S PIV                                        2/22/2002      CSE   SL        N      3       1,427.74          39.66

Group Totals-Computer Equipment                                                                        881,843.74      18,736.76
                                                                                                    ----------------------------

MAPING SOFTWARE                                             1/5/1995            SL        N      7      12,500.00         148.81
EXCEL                                                      3/10/1995            SL        N      7       1,886.98          22.46
REAL WORLD                                                 7/10/1995            SL        N      7       2,410.68          28.70

LICENSES; UPGRADE                                          5/31/1996            SL        N      7       5,240.00          62.38

WINDOW 95 UPGRADE                                           6/1/1997            SL        N      7       1,735.95          20.67
Ofc. 97, Visual, Internet software                        10/21/1997            SL        N      7         670.26           7.98
Windows 5 User License (Dial-In Proj.)                    10/21/1997            SL        N      7         885.98          10.55
Software - 4 SQL Servers, 25 pk. client                   11/13/1997            SL        N      7      16,484.38         196.24
 access licenses, 3 Windows Servers

Capitalization of CMC Medical System                        6/1/1998            SL        N      3      57,126.00
Wisdom System                                              5/31/1998      TSS   SL        N      5     542,938.14       9,048.97
Capitalization of CMC  System (CMC II to CMC III)         10/15/1997            SL        N      3      76,295.98
Capitalize Cavion  Sept. 98 - Dec. 98                     12/15/1998            SL        N      3      29,929.26

Capitalize Cavion - Jan 99                                 1/15/1999            SL        N      3       8,026.77         222.97
Capitalize Cavion - Feb 99                                 2/15/1999            SL        N      3      14,683.28         407.87
Rose 98/Visual Basic Node-Locked Licence                    3/8/1999      MIS   SL        N      3       3,280.56          91.13
Capitalize Cavion-March 99                                 3/15/1999            SL        N      3      12,398.84         344.41
Capitalize Cavion-Apr 99                                   4/15/1999            SL        N      3      10,310.68         286.41
Help Desk Software (Blue Ocean Track It!                   5/14/1999      REORG SL        N      5       1,590.00          26.50
Capitalize Cavion                                          5/15/1999            SL        N      3       8,196.50         227.68
Capitalize Cavion                                          6/15/1999            SL        N      3      10,006.54         277.96
Capitalize Cavion                                          7/15/1999            SL        N      3       3,724.56         103.46
Capitalize Cavion                                          8/15/1999            SL        N      3      19,289.03         535.81
40 Microsoft Pro with Access                               9/30/1999      MIS   SL        N      5       8,890.00         148.17
Capitalize Cavion                                          9/15/1999            SL        N      3      17,724.31         492.34
Capitalize Cavion                                         10/15/1999            SL        N      3      19,411.99         539.22
Capitalize Cavion                                         11/30/1999            SL        N      3      17,043.77         473.44
Total Virus Defense Suite Subscription License            12/10/1999            SL        N      5       6,093.11         101.55
Capitalize Cavion                                         12/31/1999      SFT   SL        N      3      14,358.79         398.86

                                                  # of mos.
                                                  in current
Property Desc.                                    year          Prior Dep.     Cur. Dep.    Acc. Depr.
--------------------------------------------------------------------------------------------------------
Dimension 8200 PIV                                        6           0.00          79.49          79.49
Dimension 8200 PIV                                        6           0.00          79.49          79.49
Dimension 8200 PIV                                        6           0.00          76.63          76.63
Power Edge 2500 PIII                                      6           0.00         163.86         163.86
Power Edge 2500 PIII                                      6           0.00         148.90         148.90
Dimension 4300S PIV                                       6           0.00          59.49          59.49

Group Totals-Computer Equipment                                 405,779.32      52,782.73     458,562.05
                                                         -----------------------------------------------

MAPING SOFTWARE                                           6      11,607.14         223.21      11,830.35
EXCEL                                                     6       1,752.20          33.70       1,785.89
REAL WORLD                                                6       2,238.49          43.05       2,281.53

LICENSES; UPGRADE                                        12       4,117.14         187.14       4,304.29

WINDOW 95 UPGRADE                                        12       1,115.97          62.00       1,177.96
Ofc. 97, Visual, Internet software                       12         430.88          23.94         454.82
Windows 5 User License (Dial-In Proj.)                   12         569.56          31.64         601.20
Software - 4 SQL Servers, 25 pk. client                  12      10,597.10         588.73      11,185.83
 access licenses, 3 Windows Servers

Capitalization of CMC Medical System                             57,126.00           0.00      57,126.00
Wisdom System                                            17     389,105.67      38,458.12     427,563.78
Capitalization of CMC  System (CMC II to CMC III)                76,295.98           0.00      76,295.98
Capitalize Cavion  Sept. 98 - Dec. 98                            29,929.26           0.00      29,929.26

Capitalize Cavion - Jan 99                                6       6,688.98         334.44       7,023.42
Capitalize Cavion - Feb 99                                6      12,236.06         611.80      12,847.87
Rose 98/Visual Basic Node-Locked Licence                  6       2,733.80         136.69       2,870.49
Capitalize Cavion-March 99                                6      10,332.36         516.62      10,848.98
Capitalize Cavion-Apr 99                                  6       8,592.24         429.60       9,021.84
Help Desk Software (Blue Ocean Track It!                 12         795.00          79.50         874.50
Capitalize Cavion                                         6       6,830.41         341.52       7,171.93
Capitalize Cavion                                         6       8,338.79         416.93       8,755.72
Capitalize Cavion                                         6       3,103.80         155.19       3,258.99
Capitalize Cavion                                         6      16,074.19         803.71      16,877.90
40 Microsoft Pro with Access                             12       4,445.00         444.50       4,889.50
Capitalize Cavion                                         6      14,770.26         738.51      15,508.77
Capitalize Cavion                                         6      16,176.66         808.83      16,985.49
Capitalize Cavion                                         6      14,203.14         710.16      14,913.30
Total Virus Defense Suite Subscription License           12       3,046.55         304.66       3,351.21
Capitalize Cavion                                         6      11,965.66         598.28      12,563.94

MONTHS REMAINING IN CURRENT YEAR                                   9

WEST ALLIS -- ASSETS

                                                                     COST                                              Monthly
Property Desc.                                           Acquired Sp CTR  Mth   CL         Life          Cost          Depr.
--------------------------------------------------------------------------------------------------------------------------------
Capitalize Cavion                                          1/31/2000      SFT   SL        N      3      14,607.09         405.75
Capitalize Cavion                                          2/29/2000      SFT   SL        N      3      16,390.35         455.29
Adobe Acrobat                                              3/17/2000      MKT   SL        N      3         219.00           6.08
(2) Adobe Photoshop 5.5                                    3/17/2000      MKT   SL        N      3       1,190.26          33.06
Capitalize Cavion                                          3/31/2000      SFT   SL        N      3      20,393.77         566.49
Capitalize Cavion                                          4/30/2000      SFT   SL        N      3      18,606.31         516.84
(5) Adobe Acrobat                                          5/12/2000      MIS   SL        N      3       1,095.00          30.42
PIX 515 Unrestricted Software Bundle                       5/25/2000      MIS   SL        N      3      12,363.33         343.43
Capitalize Cavion                                          5/31/2000      SFT   SL        N      3      18,000.00         500.00
Capitalize Cavion                                          6/30/2000      SFT   SL        N      3       9,084.84         252.36
Capitalize Cavion                                          7/31/2000      MIS   SL        N      3      10,168.33         282.45
Advanced Sales Solution Software                           8/24/2000      MKT   SL        N      3       9,250.00         256.94
Advanced Sales Solution Software                           8/24/2000      MKT   SL        N      3      30,057.25         834.92
Capitalize Cavion                                          8/31/2000      SFT   SL        N      3      16,580.70         460.58
Capitalize Cavion                                          9/30/2000      SFT   SL        N      3      17,371.04         482.53
Capitalize Cavion                                         10/31/2000      SFT   SL        N      3      20,420.89         567.25
(15) CALs for Saleslogix software                          11/2/2000      MKT   SL        N      3       2,075.70          57.66
Capitalize Cavion                                         11/30/2000      SFT   SL        N      3      13,167.94         365.78
SalesLogix Software                                       12/15/2000      MKT   SL        N      3       6,067.84         168.55
SalesLogix Software Campaign Bundle                       12/15/2000      MKT   SL        N      3       3,682.93         102.30
Capitalize Cavion                                         12/31/2000      SFT   SL        N      3      17,539.12         487.20

Microsoft Windows for laptop                               1/18/2001      SLS   SL        N      3         313.57           8.71
SalesLogix Advanced Client  Software                       1/12/2001      MKT   SL        N      3       1,210.04          33.61
Cavion                                                     1/31/2001      SFT   SL        N      3      17,098.57         474.96
(3) Microsft Office 2000                                   2/23/2001      PRO   SL        N      3         892.41          24.79
SalesLogix Software                                        2/28/2001      MKT   SL        N      3      22,000.00         611.11
Cavion                                                     2/28/2001      SFT   SL        N      3      16,938.47         470.51
Cavion                                                     3/31/2001      SFT   SL        N      3      20,237.15         562.14
(4) MS Backoffice Cal                                      4/27/2001      CSE   SL        N      3         866.41          24.07
Cavion                                                     4/30/2001      SFT   SL        N      3      19,701.38         547.26
Cavion                                                     5/31/2001      SFT   SL        N      3      19,018.54         528.29
Windows 2000                                               6/28/2001      MIS   SL        N      3       2,157.85          59.94
Cavion                                                     6/30/2001      SFT   SL        N      3      11,421.65         317.27
Windows 2000                                               6/30/2001      MIS   SL        N      3         896.85          24.91
SalesLogix Software                                         6/8/2001      MKT   SL        N      3       5,475.00         152.08
Windows Licenses                                           7/13/2001      MIS   SL        N      3      28,739.33         798.31
Crystal Reports- 5 Users                                   7/10/2001      OTS   SL        N      3       1,425.34          39.59
TVD Virus Defense Licenses                                 7/10/2001      MIS   SL        N      3      16,244.10         451.23
Upgrade DUR software                                        8/6/2001      RRX   SL        N      3         657.98          18.28
Back-up Exec License                                       9/13/2001      MIS   SL        N      3         410.98          11.42
MSDN Univeral Upgrade                                      9/13/2001      MIS   SL        N      3       1,895.44          52.65
Cavion                                                    10/31/2001      SFT   SL        N      3       8,192.79         227.58

                                             # of mos.
                                             in current
Property Desc.                               year         Prior Dep.      Cur. Dep.        Acc. Depr.
----------------------------------------------------------------------------------------------------------------------
Capitalize Cavion                                  12          7,303.55       1,217.26         8,520.80
Capitalize Cavion                                  12          8,195.18       1,365.86         9,561.04
Adobe Acrobat                                      12            109.50          18.25           127.75
(2) Adobe Photoshop 5.5                            12            595.13          99.19           694.32
Capitalize Cavion                                  12         10,196.89       1,699.48        11,896.37
Capitalize Cavion                                  12          9,303.16       1,550.53        10,853.68
(5) Adobe Acrobat                                  12            547.50          91.25           638.75
PIX 515 Unrestricted Software Bundle               12          6,181.67       1,030.28         7,211.94
Capitalize Cavion                                  12          9,000.00       1,500.00        10,500.00
Capitalize Cavion                                  12          4,542.42         757.07         5,299.49
Capitalize Cavion                                  12          5,084.17         847.36         5,931.53
Advanced Sales Solution Software                   12          4,625.00         770.83         5,395.83
Advanced Sales Solution Software                   12         15,028.63       2,504.77        17,533.40
Capitalize Cavion                                  12          8,290.35       1,381.73         9,672.08
Capitalize Cavion                                  12          8,685.52       1,447.59        10,133.11
Capitalize Cavion                                  12         10,210.45       1,701.74        11,912.19
(15) CALs for Saleslogix software                  12          1,037.85         172.98         1,210.83
Capitalize Cavion                                  12          6,583.97       1,097.33         7,681.30
SalesLogix Software                                12          3,033.92         505.65         3,539.57
SalesLogix Software Campaign Bundle                12          1,841.47         306.91         2,148.38
Capitalize Cavion                                  12          8,769.56       1,461.59        10,231.15

Microsoft Windows for laptop                       12             52.26          26.13            78.39
SalesLogix Advanced Client  Software               12            201.67         100.84           302.51
Cavion                                             12          2,849.76       1,424.88         4,274.64
(3) Microsft Office 2000                           12            148.74          74.37           223.10
SalesLogix Software                                12          3,666.67       1,833.33         5,500.00
Cavion                                             12          2,823.08       1,411.54         4,234.62
Cavion                                             12          3,372.86       1,686.43         5,059.29
(4) MS Backoffice Cal                              12            144.40          72.20           216.60
Cavion                                             12          3,283.56       1,641.78         4,925.35
Cavion                                             12          3,169.76       1,584.88         4,754.64
Windows 2000                                       12            359.64         179.82           539.46
Cavion                                             12          1,903.61         951.80         2,855.41
Windows 2000                                       12            149.48          74.74           224.21
SalesLogix Software                                12            912.50         456.25         1,368.75
Windows Licenses                                   12          4,789.89       2,394.94         7,184.83
Crystal Reports- 5 Users                           12            237.56         118.78           356.34
TVD Virus Defense Licenses                         12          2,707.35       1,353.68         4,061.03
Upgrade DUR software                               12            109.66          54.83           164.50
Back-up Exec License                               12             68.50          34.25           102.75
MSDN Univeral Upgrade                              12            315.91         157.95           473.86
Cavion                                             12          1,365.47         682.73         2,048.20

MONTHS REMAINING IN CURRENT YEAR                                   9

WEST ALLIS -- ASSETS

                                                                          COST                                         Monthly
Property Desc.                                            Acquired   Sp   CTR   Mth      CL   Life   Cost.             Depr.
------------------------------------------------------------------------------------------------------------------------------------
Visio and Office upgrades                                  11/9/2001      MIS   SL        N      3         508.97          14.14
Windows 2000                                               11/2/2001      MIS   SL        N      3         862.98          23.97
Windows 2000                                               11/9/2001      MIS   SL        N      3         862.98          23.97
Visusal Studio                                             11/9/2001      MIS   SL        N      3       1,412.98          39.25
Visusal Studio                                             11/9/2001      MIS   SL        N      3       1,412.98          39.25
SQL Server 2000 CD w/5 users                              11/30/2001      MIS   SL        N      3       1,302.98          36.19
Infragistics Ultra-grid                                   11/30/2001      MIS   SL        N      3       1,678.48          46.62
Cavion                                                    11/30/2001      SFT   SL        N      3      20,492.50         569.24
Visual Studio                                             12/14/2001      MIS   SL        N      3       1,415.98          39.33
(4) Infragistics UltraToolBars                            12/31/2001      MIS   SL        N      3         649.71          18.05
Project 2000 & Vision 2002                                12/31/2001      MIS   SL        N      3         608.97          16.92
Cavion                                                    12/31/2001      SFT   SL        N      3      25,547.55         709.65
Visual Studio                                              1/11/2002      MIS   SL        N      3       1,418.98          39.42
Pure Secure                                                1/18/2002      MIS   SL        N      3         995.00          27.64
Crystal Reports                                            2/15/2002      SFT   SL        N      3       1,835.08          50.97

Visual Studio                                               2/8/2002      MIS   SL        N      3       1,613.57          44.82
(8) Windows upgrades                                        2/8/2002      CLM   SL        N      3       1,512.19          42.01
(2) Office Pro                                              2/8/2002      INT   SL        N      3         535.39          14.87
(4) SQL Server Bus Cal                                      2/8/2002      MIS   SL        N      3         996.86          27.69
(5) Backup Exec SQL                                        2/22/2002      MIS   SL        N      3       3,103.39          86.21
(2) Wintertree Spelling Server                             2/22/2002      MIS   SL        N      3       3,000.00          83.33
Alchemy Access                                             2/20/2002      CLM   SL        N      3       2,929.34          81.37

Grand Totals-Computer Software                                                                       1,451,954.74      28,914.03

CELLULAR PHONE                                             2/15/1990            SL        N      7         791.60
CELLULAR PHONE                                             7/15/1990            SL        N      7         785.40
CELLULAR PHONE                                            12/15/1990            SL        N      7         226.64
POSTAGE METER                                             12/15/1990            SL        N      7       4,599.75
CELLULAR PHONE                                            11/15/1990            SL        N      7         628.95

VIDEO CABINET                                              2/15/1991            SL        N      7         424.64
SPEAKERPHONE-R                                             5/15/1991            SL        N      7         548.76
C. GRAY CELLULAR                                           6/15/1991            SL        N      7         526.45
PLAIN PAPER FAX                                            5/31/1993            SL        N      7       2,979.32
CONFERENCE CARD                                           12/31/1993            SL        N      7       2,386.42
FAX MACHINE                                                 6/6/1994            SL        N      7         731.63
POSTAGE SCALE                                             10/28/1994            SL        N      7       1,529.75

PORTABLE RADIOS                                            1/31/1996            SL        N      7         909.41          10.83

                                # of mos.
                                in current
Property Desc                   year          Prior Dep.  Cur. Dep.      Acc. Depr.
----------------------------------------------------------------------------------------
Visio and Office upgrades           12             84.83          42.41           127.24
Windows 2000                        12            143.83          71.92           215.75
Windows 2000                        12            143.83          71.92           215.75
Visusal Studio                      12            235.50         117.75           353.25
Visusal Studio                      12            235.50         117.75           353.25
SQL Server 2000 CD w/5 users        12            217.16         108.58           325.75
Infragistics Ultra-grid             12            279.75         139.87           419.62
Cavion                              12          3,415.42       1,707.71         5,123.13
Visual Studio                       12            236.00         118.00           354.00
(4) Infragistics UltraToolBars      12            108.29          54.14           162.43
Project 2000 & Vision 2002          12            101.50          50.75           152.24
Cavion                              12          4,257.93       2,128.96         6,386.89
Visual Studio                        6              0.00          59.12            59.12
Pure Secure                          6              0.00          41.46            41.46
Crystal Reports                      6              0.00          76.46            76.46
Visual Studio                        6              0.00          67.23            67.23
(8) Windows upgrades                 6              0.00          63.01            63.01
(2) Office Pro                       6              0.00          22.31            22.31
(4) SQL Server Bus Cal               6              0.00          41.54            41.54
(5) Backup Exec SQL                  6              0.00         129.31           129.31
(2) Wintertree Spelling Server       6              0.00         125.00           125.00
Alchemy Access                       6              0.00         122.06           122.06

Grand Totals-Computer Software                896,475.94      90,403.51       986,879.45

CELLULAR PHONE                                    791.60           0.00           791.60
CELLULAR PHONE                                    785.40           0.00           785.40
CELLULAR PHONE                                    226.64           0.00           226.64
POSTAGE METER                                   4,599.75           0.00         4,599.75
CELLULAR PHONE                                    628.95           0.00           628.95

VIDEO CABINET                                     424.62           0.00           424.62
SPEAKERPHONE-R.                                   548.75           0.00           548.75
C. GRAY CELLULAR                                  526.45           0.00           526.45

PLAIN PAPER FAX                                 2,979.32           0.00         2,979.32
CONFERENCE CARD                                 2,386.42           0.00         2,386.42

FAX MACHINE                                       731.64           0.00           731.64
POSTAGE SCALE                                   1,529.75           0.00         1,529.75

PORTABLE RADIOS                     12            714.54          32.48           747.02

MONTHS REMAINING IN CURRENT YEAR                                   9

WEST ALLIS -- ASSETS

                                                                          COST                                         Monthly
Property Desc.                                            Acquired   Sp   CTR   Mth      CL   Life      Cost           Depr.
------------------------------------------------------------------------------------------------------------------------------------

FAX MACHINE                                                4/24/1997            SL        N      7       2,652.16          31.57
10 headsets & 5 amps                                       8/21/1997            SL        N      7       1,527.24          18.18
Simplex Date stamper for incoming mail                     8/21/1997            SL        N      7         786.93           9.37
Panasonic Copier                                           8/27/1997            SL        N      7         399.96           4.76

8 headsets                                                  2/9/1998            SL        N      7       1,127.81          13.43
Fax Machine & cart                                          2/1/1998            SL        N      7       2,476.32          29.48
5 Headsets                                                 3/11/1998            SL        N      7         540.41           6.43
NEC LT80 Projector                                          5/6/1998            SL        N      7       5,985.41          71.25
Tele-conferencing phone                                    9/25/1998            SL        N      7       1,211.00          14.42
10 Profile Headset Tops                                   11/20/1998            SL        N      7         598.79           7.13

TDD Machine for Cust Svc/Reception                          1/1/1999            SL        N      7         510.95           6.08
5 Headsets                                                 2/22/1999            SL        N      7         540.41           6.43
Mail System Upgrade  Conversion to ISDN                    4/14/1999            SL        N      7      21,129.17         251.54
Headsets                                                   5/21/1999            SL        N      7         572.09           6.81
Cannon L9000s Fax Machine                                  7/29/1999      BTY   SL        N      7       2,172.19          25.86
Cannon L9000s Fax Machine                                  7/29/1999      UMG   SL        N      7       2,172.19          25.86
Cannon L9000s Fax Machine                                  7/29/1999      SMK   SL        N      7       2,172.19          25.86
Cannon L9000s Fax Machine                                  7/29/1999      REV   SL        N      7       2,172.19          25.86
Cannon L9000s Fax, 1/3 each  MUR, LCM & MDM                7/29/1999            SL        N      7       2,272.51          27.05
27 Sets Profile Flex IV top  headsets w/amplifiers         7/30/1999      REORG SL        N      7       5,508.52          65.58
Profile Flex Headset, Amp &  Microphone Cover             12/30/1999      CMG   SL        N      7         851.56          10.14
Fax/Printer/Copy/Scan Machine                              1/14/2000      WAR   SL        N      5       8,385.00         139.75
Canon CFX-L400 Fax                                         1/14/2000      CSA   SL        N      5       1,473.12          24.55
Sound Station EX                                           1/14/2000      WAR   SL        N      3       1,138.70          31.63
Fax/Printer/Copy/Scan Machine                              2/29/2000      EAP   SL        N      5         735.61          12.26

Canon Fax                                                  2/16/2001      BAP   SL        N      5       1,578.72          26.31
Ricoh 3700L fax (used)                                     4/30/2001      WAR   SL        N      3         563.20          15.64
Postage Machine (used)                                     4/30/2001      WAR   SL        N      3       1,200.23          33.34
NEC LCD Projector (used)                                   4/30/2001      WAR   SL        N      3       2,892.85          80.36
Letter Opener                                              4/30/2001      WAR   SL        N      3       1,151.03          31.97
Headsets and amplifiers                                    5/18/2001      CSE   SL        N      3         801.88          22.27

Modem                                                     1/1/8/2002      WAR   SL        N      3       2,207.10          61.31
Modem                                                     1/1/8/2002      WAR   SL        N      3       2,217.60          61.60

Group Totals-Electronics                                                                                98,793.76       1,234.92
                                                                                                    ----------------------------

PROJECTOR                                                  1/15/1989            SL        N     10         542.85

                                              # of mos.
                                              in current
Property Desc                                 year           Prior Dep.    Cur. Dep.      Acc. Depr.
-------------------------------------------------------------------------------------------------------
FAX MACHINE                                        12          1,704.96          94.72         1,799.68
10 headsets & 5 amps                               12            981.79          54.54         1,036.34
Simplex Date stamper for
 incoming mail                                     12            505.89          28.10           533.99
Panasonic Copier                                   12            257.11          14.28           271.40

8 headsets                                         12            563.90          40.28           604.18
Fax Machine & cart                                 12          1,238.16          88.44         1,326.60
5 Headsets                                         12            270.20          19.30           289.50
NEC LT80 Projector                                 12          2,992.71         213.76         3,206.47
Tele-conferencing phone                            12            605.50          43.25           648.75
10 Profile Headset Tops                            12            299.39          21.39           320.78

TDD Machine for Cust
Svc/Reception                                      12            182.49          18.25           200.73
5 Headsets                                         12            193.00          19.30           212.30
Mail System Upgrade
 Conversion to ISDN                                12          7,546.14         754.61         8,300.75
Headsets                                           12            204.31          20.43           224.75
Cannon L9000s Fax Machine                          12            775.79          77.58           853.36
Cannon L9000s Fax Machine                          12            775.79          77.58           853.36
Cannon L9000s Fax Machine                          12            775.79          77.58           853.36
Cannon L9000s Fax Machine                          12            775.79          77.58           853.36
Cannon L9000s Fax, 1/3 each MUR, LCM & MDM         12            811.61          81.16           892.77
27 Sets Profile Flex IV top
 headsets w/amplifiers                             12          1,967.33         196.73         2,164.07
Profile Flex Headset, Amp & Microphone Cover       12            304.13          30.41           334.55
Fax/Printer/Copy/Scan Machine                      12          2,515.50         419.25         2,934.75
Canon CFX-L400 Fax                                 12            441.94          73.66           515.59
Sound Station EX                                   12            569.35          94.89           664.24
Fax/Printer/Copy/Scan Machine                      12            220.68          36.78           257.46
Canon Fax                                          12            157.87          78.94           236.81
Ricoh 3700L fax (used)                             12             93.87          46.93           140.80
Postage Machine (used)                             12            200.04         100.02           300.06
NEC LCD Projector (used)                           12            482.14         241.07           723.21
Letter Opener                                      12            191.84          95.92           287.76
Headsets and amplifiers                            12            133.65          66.82           200.47

Modem                                               6                            91.96            91.96
Modem                                               6                            92.40            92.40

Group Totals-Electronics                                      45,612.49       3,520.41        49,132.89
                                                   ----------------------------------------------------

PROJECTOR                                                        542.85           0.00           542.85

MONTHS REMAINING IN CURRENT YEAR                                   9

WEST ALLIS -- ASSETS

                                                                          COST                                         Monthly
Property Desc.                                        Acquired       Sp    CTR  Mth      CL   Life         Cost        Depr.
------------------------------------------------------------------------------------------------------------------------------------
KODAK CAMERA                                          11/15/1989                SL        N     10         424.77

T.V.                                                   2/15/1991                SL        N     10         684.15
HEADSETS                                               3/15/1991                SL        N     10       1,159.80
TELEPHONE EARSET                                       5/15/1991                SL        N     10         882.93

EXHIBIT PANELS                                         1/31/1994                SL        N     10       1,301.98          10.85
EXHIBIT PANELS                                         2/14/1994                SL        N     10       1,200.00          10.00
EXHIBIT LOGO                                           3/15/1994                SL        N     10         720.00           6.00
DISPLAY BOOTH                                         10/26/1994                SL        N     10       4,202.60          35.02
DISPLAY PANNELS                                        11/1/1994                SL        N     10         574.35           4.79

MARKETING BOOTH                                         1/1/1995                SL        N     10         945.75           7.88

SHREDDER                                               7/10/1996                SL        N     10       1,675.34          13.96
POSTAGE MACHINE                                        7/27/1996                SL        N     10       4,931.52          41.10

HEADSETS                                               4/11/1997                SL        N     10       1,080.82           9.01
Fellowes 480 Shredder                                  8/21/1997                SL        N     10       2,051.81          17.10

Cavion trade show booth                                 3/4/1998                SL        N      7      12,844.96         152.92

Group Totals-Furniture & Fixtures                                                                       35,223.63         308.62
                                                                                                   -----------------------------
Grand Totals                                                                                         2,467,815.87      49,194.34
                                                                                                   =============================

                                  # of mos.
                                  in current
Property Desc                     year        Prior Dep.        Cur. Dep.       Acc. Depr.
-------------------------------------------------------------------------------------------
KODAK CAMERA                                         424.77           0.00           424.77

T.V.                                                 684.17           0.00           684.17
HEADSETS                                           1,159.80           0.00         1,159.80
TELEPHONE EARSET                                     882.93           0.00           882.93

EXHIBIT PANELS                         12            976.49          32.55         1,009.04
EXHIBIT PANELS                         12            900.00          30.00           930.00
EXHIBIT LOGO                           12            540.00          18.00           558.00
DISPLAY BOOTH                          12          3,151.95         105.07         3,257.02
DISPLAY PANNELS                        12            430.77          14.36           445.13

MARKETING BOOTH                        12            614.74          23.64           638.38

SHREDDER                               12            921.44          41.88           963.32
POSTAGE MACHINE                        12          2,712.34         123.29         2,835.63

HEADSETS                               12            486.37          27.02           513.39
Fellowes 480 Shredder                  12            923.31          51.30           974.61

Cavion trade show booth                12          6,422.48         458.75         6,881.23

Group Totals-Furniture & Fixtures                 21,774.41         925.85        22,700.27
                                              ---------------------------------------------
Grand Totals                                   1,369,642.16     147,632.50     1,517,274.66
                                              =============================================

Months Remaining in Current Year                        9

CROSSROADS

                                                                                                                      # of mos.
                                                                  COST                                    Monthly     in current
Property Desc.                                   Acquired    Sp   CTR       Mth   CL    Life   Cost       Depr.       year
--------------------------------------------------------------------------------------------------------------------------------
DESKPRO 4000 586/200MMX                           1/7/1998                   SL    N      5    1,430.75      23.85            12
17 INCH COLOR MONITOR (E700)                      1/7/1998                   SL    N      5      727.26      12.12            12
DESKPRO 4000 586/200MMX                          1/21/1998                   SL    N      5    1,430.75      23.85            12
17 INCH COLOR MONITOR (E700)                     1/21/1998                   SL    N      5      727.26      12.12            12
TEKTRONIX PHASER 360 PRINTER                      7/7/1998                   SL    N      5    4,937.39      82.29            12

HP Laserjet 4050TN for Laura Bowman               7/6/1999         REORG     SL    N      5    1,586.15      26.44            12
APC-UPS  for Brookfield                           7/8/1999         REORG     SL    N      5      662.15      11.04            12
Dell Dimension PC for Lisa Weber                 7/23/1999         FIN       SL    N      5    1,739.27      28.99            12
Dell Dimension PC for Gina Wagner                9/10/1999         HRS       SL    N      5    1,738.37      28.97            12
HP Laserjet Printer for Barb Tyler               11/5/1999         DIR       SL    N      5      734.49      12.24            12

(2) Dell Dimension Desktop PIII                   1/3/2000         FIN       SL    N      3    3,750.92     104.19            12
Fujitsu Scanner                                  1/27/2000         DMG       SL    N      3      828.03      23.00            12
Dell Dimension Desktop PIII                      1/27/2000         DMG       SL    N      3    1,983.23      55.09            12
Dell Inspiron 7500 Celeron Laptop                1/27/2000         DMG       SL    N      3    3,458.46      96.07            12
(2) Dell Dimension Desktop PIII                  4/21/2000         FIN       SL    N      3    3,605.19     100.14            12
Dell Dimension Desktop PIII                      6/12/2000         OPS       SL    N      3    1,339.34      37.20            12
Dell Dimension Desktop PIII                      7/14/2000         FIN       SL    N      3    1,464.66      40.69            12
Dell Dimension XPS B Series PIII                 7/14/2000         MED       SL    N      3    2,046.32      56.84            12
Dell Dimension L PIII                            9/12/2000         RSK       SL    N      3    1,407.30      39.09            12
Dell Dimension L PIII                            9/14/2000         QIP       SL    N      3    1,417.81      39.38            12
Dell Dimension 4100 PIII                        11/16/2000         QIP       SL    N      3    1,427.21      39.64            12
Dell Dimension 4100 PIII                         11/9/2000         CON       SL    N      3    1,858.88      51.64            12

(5) Dell Dimension L866r                         1/12/2001         DMG       SL    N      3    5,997.81     166.61            12
Dell Dimension L866r                             1/16/2001         QIP       SL    N      3    1,273.77      35.38            12
(2) Dell Dimension L866r                          2/9/2001         HRS       SL    N      3    2,439.29      67.76            12
Dell Latitude LS H500ST laptop                   3/23/2001         DIR       SL    N      3    2,711.74      75.33            12
Dell PowerEdge 1400 PIII                         4/20/2001         HRS       SL    N      3    3,598.89      99.97            12
Dell Latitude C600 PIII laptop                   6/30/2001         FIN       SL    N      3    2,728.76      75.80            12
Dell Dimension L PIII                            9/20/2001         DRH       SL    N      3    1,153.95      32.05            12
Dell Dimension 2100 Celeron                      11/9/2001         OPS       SL    N      3    1,353.79      37.61            12

Zstation Gt Mini/100 16Mb W/Mt                    1/2/2002         WKD       SL    N      1        0.00       0.00            12
CQ DPRO  6000 6200 w/17" monitor                  1/2/2002         WKD       SL    N      1      277.88      23.16            12
CQ DPRO  4000 5133 w/15" monitor                  1/2/2002         WKD       SL    N      1      152.65      12.72            12
CQ DPRO  4000 5133 w/15" monitor                  1/2/2002         WKD       SL    N      1      152.65      12.72            12
CQ DPRO  4000 5133 w/15" monitor                  1/2/2002         WKD       SL    N      1      152.65      12.72            12

Property Desc                                     Prior Dep.  Cur. Dep.  Acc. Depr.
-----------------------------------------------------------------------------------
DESKPRO 4000 586/200MMX                               980.60      92.46    1,073.06
17 INCH COLOR MONITOR (E700)                          498.44      47.00      545.45
DESKPRO 4000 586/200MMX                               980.60      92.46    1,073.06
17 INCH COLOR MONITOR (E700)                          498.44      47.00      545.45
TEKTRONIX PHASER 360 PRINTER                        3,132.05     570.99    3,703.04

HP Laserjet 4050TN for Laura Bowman                   793.08      79.31      872.39
APC-UPS  for Brookfield                               331.08      33.11      364.19
Dell Dimension PC for Lisa Weber                      869.64      86.96      956.60
Dell Dimension PC for Gina Wagner                     869.19      86.92      956.11
HP Laserjet Printer for Barb Tyler                    367.25      36.72      403.97

(2) Dell Dimension Desktop PIII                     1,875.46     312.58    2,188.04
Fujitsu Scanner                                       414.02      69.00      483.02
Dell Dimension Desktop PIII                           991.62     165.27    1,156.88
Dell Inspiron 7500 Celeron Laptop                   1,729.23     288.21    2,017.44
(2) Dell Dimension Desktop PIII                     1,802.60     300.43    2,103.03
Dell Dimension Desktop PIII                           669.67     111.61      781.28
Dell Dimension Desktop PIII                           732.33     122.06      854.39
Dell Dimension XPS B Series PIII                    1,023.16     170.53    1,193.69
Dell Dimension L PIII                                 703.65     117.28      820.93
Dell Dimension L PIII                                 708.91     118.15      827.06
Dell Dimension 4100 PIII                              713.61     118.93      832.54
Dell Dimension 4100 PIII                              929.44     154.91    1,084.35

(5) Dell Dimension L866r                              999.64     499.82    1,499.45
Dell Dimension L866r                                  212.30     106.15      318.44
(2) Dell Dimension L866r                              406.55     203.27      609.82
Dell Latitude LS H500ST laptop                        451.96     225.98      677.94
Dell PowerEdge 1400 PIII                              599.82     299.91      899.72
Dell Latitude C600 PIII laptop                        454.79     227.40      682.19
Dell Dimension L PIII                                 192.33      96.16      288.49
Dell Dimension 2100 Celeron                           225.63     112.82      338.45

Zstation Gt Mini/100 16Mb W/Mt                          0.00       0.00        0.00
CQ DPRO  6000 6200 w/17" monitor                        0.00      69.47       69.47
CQ DPRO  4000 5133 w/15" monitor                        0.00      38.16       38.16
CQ DPRO  4000 5133 w/15" monitor                        0.00      38.16       38.16
CQ DPRO  4000 5133 w/15" monitor                        0.00      38.16       38.16

MONTHS REMAINING IN CURRENT YEAR                        9

CROSSROADS

                                                                                                                      # of mos.
                                                                    COST                                  Monthly     in current
Property Desc.                                  Acquired    Sp      CTR     Mth   CL   Life     Cost      Depr.       year
---------------------------------------------------------------------------------------------------------------------------------
CQ DPRO  2000 586/133Dt                           1/2/2002         WKD       SL    N      1      176.09      14.67            12
CQ DPRO  2000 586/133Dt                           1/2/2002         WKD       SL    N      1      176.31      14.69            12
CQ DPRO  2000 586/133Dt                           1/2/2002         WKD       SL    N      1      176.31      14.69            12
CQ DPRO  2000 586/133Dt                           1/2/2002         WKD       SL    N      1      176.31      14.69            12
CQ DPRO  2000 586/133Dt                           1/2/2002         WKD       SL    N      1      176.32      14.69            12
CQ DPRO  2000 586/133Dt                           1/2/2002         WKD       SL    N      1      191.19      15.93            12
CQ DPRO  2000 586/133Dt                           1/2/2002         WKD       SL    N      1      201.26      16.77            12
Nec Techno Xv Monitor                             1/2/2002         WKD       SL    N      1      105.52       8.79            12
Nec Techno Xv17 Monitor                           1/2/2002         WKD       SL    N      1      105.39       8.78            12
Nec Techno Xv17 Monitor                           1/2/2002         WKD       SL    N      1      105.39       8.78            12
Nec Techno Xv17 Monitor                           1/2/2002         WKD       SL    N      1      105.39       8.78            12
Nec Techno Xv17 Monitor                           1/2/2002         WKD       SL    N      1      105.39       8.78            12
Nec Techno Xv17 Monitor                           1/2/2002         WKD       SL    N      1      105.52       8.79            12
Nec Techno Xv17 Monitor                           1/2/2002         WKD       SL    N      1      105.52       8.79            12
Nec Xv17+ 17" Color Monitor                       1/2/2002         WKD       SL    N      1      120.45      10.04            12
Nec Xv17+ 17" Color Monitor                       1/2/2002         WKD       SL    N      1      120.45      10.04            12
Nec Xv17+ 17" Color Monitor                       1/2/2002         WKD       SL    N      1      120.45      10.04            12
Nec Xv17+ 17" Color Monitor                       1/2/2002         WKD       SL    N      1      120.45      10.04            12
Nec Xv17+ 17" Color Monitor                       1/2/2002         WKD       SL    N      1      120.45      10.04            12
Nec Xv17+ 17" Color Monitor                       1/2/2002         WKD       SL    N      1      116.76       9.73            12
Dimension 8200 PIV                               1/13/2002         DIR       SL    N      3    1,615.65      44.88             6

Group Totals-Computer Equipment                                                               66,641.59   1,869.15

Great Plains Software                            5/14/1999         FIN       SL    N      3    7,871.43     218.65             6
F9 for Dynamics                                  11/5/1999                   SL    N      3    2,648.52      73.57             6

Group Totals-Computer Software                                                                10,519.95     292.22

Model 220 Paper Shredder                         8/25/1999         WKA       SL    N      7      640.63       7.63            12

Fellowes shredder                                3/16/2001         WKR       SL    N      5    1,669.11      27.82            12

Group Totals-Electronics                                                                       2,309.74     35.45

Group Totals-Furniture & Fixtures                                                                  0.00       0.00          0.00
                                                                                              ---------   --------

Grand Totals                                                                                  79,471.28   2,196.82
                                                                                              =========   ========

Property Desc.                                Prior Dep.  Cur. Dep.  Acc. Depr.
-------------------------------------------------------------------------------
CQ DPRO  2000 586/133Dt                             0.00      44.02       44.02
CQ DPRO  2000 586/133Dt                             0.00      44.08       44.08
CQ DPRO  2000 586/133Dt                             0.00      44.08       44.08
CQ DPRO  2000 586/133Dt                             0.00      44.08       44.08
CQ DPRO  2000 586/133Dt                             0.00      44.08       44.08
CQ DPRO  2000 586/133Dt                             0.00      47.80       47.80
CQ DPRO  2000 586/133Dt                             0.00      50.32       50.32
Nec Techno Xv Monitor                               0.00      26.38       26.38
Nec Techno Xv17 Monitor                             0.00      26.35       26.35
Nec Techno Xv17 Monitor                             0.00      26.35       26.35
Nec Techno Xv17 Monitor                             0.00      26.35       26.35
Nec Techno Xv17 Monitor                             0.00      26.35       26.35
Nec Techno Xv17 Monitor                             0.00      26.38       26.38
Nec Techno Xv17 Monitor                             0.00      26.38       26.38
Nec Xv17+ 17" Color Monitor                         0.00      30.11       30.11
Nec Xv17+ 17" Color Monitor                         0.00      30.11       30.11
Nec Xv17+ 17" Color Monitor                         0.00      30.11       30.11
Nec Xv17+ 17" Color Monitor                         0.00      30.11       30.11
Nec Xv17+ 17" Color Monitor                         0.00      30.11       30.11
Nec Xv17+ 17" Color Monitor                         0.00      29.19       29.19
Dimension 8200 PIV                                  0.00      67.32       67.32

Group Totals-Computer Equipment                25,157.05   5,927.38   31,084.44

Great Plains Software                           6,559.53     327.97    6,887.50
F9 for Dynamics                                 2,207.10     110.36    2,317.46

Group Totals-Computer Software                  8,766.63     438.33    9,204.96

Model 220 Paper Shredder                          228.80      22.88      251.68

Fellowes shredder                                 166.91      83.46      250.37

Group Totals-Electronics                          395.71     106.34      502.04

Group Totals-Furniture & Fixtures                   0.00       0.00        0.00
                                               ---------   --------   ---------

Grand Totals                                   34,319.39   6,472.05   40,791.44
                                               =========   ========   =========

MONTHS REMAINING IN CURRENT YEAR                        9

CROSSROADS

                                                                                                                      # of mos.
                                                                  COST                                    Monthly     in current
Property Desc.                                   Acquired    Sp   CTR       Mth   CL   Life      Cost     Depr.       year
--------------------------------------------------------------------------------------------------------------------------------


Property Desc.                                                 Prior Dep.  Cur. Dep.  Acc. Depr.
------------------------------------------------------------------------------------------------

MONTHS REMAINING IN CURRENT YEAR                        9

LCM-PEWAUKEE

                                                                                                                 # of mos.
                                                       COST                                          Monthly     in current
Property Desc.                       Acquired    Sp     CTR     Mth    CL     Life     Cost          Depr.       year
----------------------------------------------------------------------------------------------------------------------------
SAMSUNG SYNCMASTER                    2/17/1997                  SL      N      3         356.29
COMPUTER EQUIPMENT                     6/9/1997                  SL      N      3       1,155.05
SYNCMASTER                            8/21/1997                  SL      N      3         283.77

COMPUTER (3)                          4/20/1998                  SL      N      3       2,831.39
DUAL 400 SERVER                       8/24/1998                  SL      N      3      10,000.00
(36) 32 MB PINSIMM MODULE             8/27/1998                  SL      N      3       1,097.25
(4) PENTIUM COMPUTERS                 8/27/1998                  SL      N      3       3,359.00
PENTIUM COMPUTER                      8/27/1998                  SL      N      3       1,049.95
(6) SAMSUNG SYNCMASTER                8/27/1998                  SL      N      3         939.60
HP LASERJET PRINTER                   8/24/1998                  SL      N      3       1,680.55
(14) HARD DISK DRIVE                  8/27/1998                  SL      N      3       2,192.39
WINDOWS NET SERVER                    8/27/1998                  SL      N      3         734.65
IPSWITCH MAIL SERVER                  8/27/1998                  SL      N      3       1,045.75
ISDN CONNECTION                        9/2/1998                  SL      N      3         789.36
CABLE                                  9/2/1998                  SL      N      3       2,214.00
CABLE                                  9/2/1998                  SL      N      3         647.74
(4) PENTIUM COMPUTERS                12/13/1998                  SL      N      3       5,061.00
(25) WINDOWS 98                       8/27/1998                  SL      N      3       2,627.50
(4) WINDOWS  98                      12/13/1998                  SL      N      3         400.00
(37) OFFICE  97                      12/23/1998                  SL      N      3         776.50

COMPUTER EQUIPMENT                     3/7/1999                  SL      N      3       2,091.49         58.10             6
ISDN CONNECTOR                         4/9/1999                  SL      N      3         789.36         21.93             6
COMPUTER EQUIPMENT                    5/14/1999                  SL      N      3         652.66         18.13             6
COMPUTER EQUIPMENT                    6/14/1999                  SL      N      3       3,698.44        102.73             6
COMPUTER EQUIPMENT                    6/14/1999                  SL      N      3         970.00         26.94             6
COMPUTER EQUIPMENT                    10/7/1999                  SL      N      3       3,840.44        106.68             6

Dell Dimensions Desktop PIII          2/11/2000                  SL      N      3       1,743.51         48.43            12
Dell Inspiron 7500 Celeron Laptop     2/11/2000                  SL      N      3       3,458.46         96.07            12
Dell Dimensions Desktop PIII          2/11/2000                  SL      N      3       1,399.20         38.87            12
Dell Dimension Desktop PIII           2/25/2000                  SL      N      3       1,378.12         38.28            12
(8) DELL DIMENSION DESKTOPS P III     3/10/2000                  SL      N      3      14,485.14        402.37            12
WAN EQUIPMENT                          4/7/2000                  SL      N      3       4,274.38        118.73            12
3 COM Superstack II                   4/21/2000                  SL      N      3         563.38         15.65            12
CD-ROM Hospital Phone Book            4/30/2000                  SL      N      3         560.00         15.56            12
(5) Dell Dimension XPS PIII            7/7/2000                  SL      N      3       8,349.95        231.94            12
(28) SQL Cal 7.0 Business Mol         8/18/2000                  SL      N      3       3,200.28         88.90            12

Property Desc.                              Prior Dep.    Cur. Dep.   Acc. Depr.
--------------------------------------------------------------------------------
SAMSUNG SYNCMASTER                              356.29         0.00       356.29
COMPUTER EQUIPMENT                            1,155.05         0.00     1,155.05
SYNCMASTER                                      283.77         0.00       283.77

COMPUTER (3)                                  2,831.39         0.00     2,831.39
DUAL 400 SERVER                              10,000.00         0.00    10,000.00
(36) 32 MB PINSIMM MODULE                     1,097.25         0.00     1,097.25
(4) PENTIUM COMPUTERS                         3,359.00         0.00     3,359.00
PENTIUM COMPUTER                              1,049.95         0.00     1,049.95
(6) SAMSUNG SYNCMASTER                          939.60         0.00       939.60
HP LASERJET PRINTER                           1,680.55         0.00     1,680.55
(14) HARD DISK DRIVE                          2,192.39         0.00     2,192.39
WINDOWS NET SERVER                              734.65         0.00       734.65
IPSWITCH MAIL SERVER                          1,045.75         0.00     1,045.75
ISDN CONNECTION                                 789.36         0.00       789.36
CABLE                                         2,214.00         0.00     2,214.00
CABLE                                           647.74         0.00       647.74
(4) PENTIUM COMPUTERS                         5,061.00         0.00     5,061.00
(25) WINDOWS 98                               2,627.50         0.00     2,627.50
(4) WINDOWS 99                                  400.00         0.00       400.00
(37) OFFICE 97                                  776.50         0.00       776.50

COMPUTER EQUIPMENT                            1,742.91        87.15     1,830.05
ISDN CONNECTOR                                  657.80        32.89       690.69
COMPUTER EQUIPMENT                              543.88        27.19       571.08
COMPUTER EQUIPMENT                            3,082.03       154.10     3,236.14
COMPUTER EQUIPMENT                              808.33        40.42       848.75
COMPUTER EQUIPMENT                            3,200.37       160.02     3,360.39

Dell Dimensions Desktop PIII                    871.76       145.29     1,017.05
Dell Inspiron 7500 Celeron Laptop             1,729.23       288.21     2,017.44
Dell Dimensions Desktop PIII                    699.60       116.60       816.20
Dell Dimension Desktop PIII                     689.06       114.84       803.90
(8) DELL DIMENSION DESKTOPS P III             7,242.57     1,207.10     8,449.67
WAN EQUIPMENT                                 2,137.19       356.20     2,493.39
3 COM Superstack II                             281.69        46.95       328.64
CD-ROM Hospital Phone Book                      280.00        46.67       326.67
(5) Dell Dimension XPS PIII                   4,174.98       695.83     4,870.80
(28) SQL Cal 7.0 Business Mol                 1,600.14       266.69     1,866.83

MONTHS REMAINING IN CURRENT YEAR                        9

LCM-PEWAUKEE

                                                                                                                  # of mos.
                                                       COST                                          Monthly      in current
Property Desc.                       Acquired    Sp     CTR      Mth    CL     Life      Cost        Depr.        year
-------------------------------------------------------------------------------------------------------------------------------
Tiny term Plus Edition               10/13/2000                   SL     N        3        614.69        17.07            12
(40) Exchange SIS CALs                11/8/2000                   SL     N        3      2,345.70        65.16            12
Laser Printer                         11/8/2000                   SL     N        3        525.49        14.60            12
(4) Dell dimension L800r PIII        12/28/2000                   SL     N        3      5,499.16       152.75            12
(4) Dell dimension L800r PIII        12/31/2000                   SL     N        3      5,499.16       152.75            12

HP Laserjet 8150DN                    5/25/2001                   SL     N        3      2,973.83        82.61            12
(4) Dell dimension SeriesL PIII       5/22/2001                   SL     N        3      6,049.10       168.03            12
(4) Dell dimension SeriesL PIII       9/20/2001                   SL     N        3      5,483.08       152.31            12
HP Laserjet 4100N                     9/20/2001                   SL     N        3      1,478.00        41.06            12

(2) Dimension 8200 PIV                1/23/2002                   SL     N        3      3,700.23       102.78             6

Group Totals-Computer Equipment                                                        124,864.99     2,378.42
                                                                                       ----------    ---------

Group Totals-Computer Software                                                               0.00         0.00
VARIOUS                              12/31/1996                   SL     N        3     61,766.32

MIRAGE MC HEADSET                      4/2/1998                   SL     N        3        264.43
HEADSET-SUPRA                          5/1/1998                   SL     N        3        227.02
HEADSETS                              7/31/1998                   SL     N        3        567.54

LASERJET 3100SE FAX MACHINE            6/1/1999                   SL     N        5        735.69        12.26            12

Headsets                              6/23/2000                   SL     N        3        666.17        18.50            12

Brother Intellifax 4750               2/16/2001                   SL     N        5        506.93         8.45            12
Brother Intellifax 4750               3/16/2001                   SL     N        5        507.15         8.45            12
(12) Headsets                         3/17/2001                   SL     N        3      1,158.29        32.17            12

(9) Headsets                          1/11/2002                   SL     N        3        863.42        23.98             6

Group Totals-Electronics                                                                67,262.96        103.8
                                                                                       ----------    ---------

Group Totals-Furniture & Fixtures                                                            0.00         0.00
                                                                                       ----------    ---------

Property Desc.                              Prior Dep.    Cur. Dep.   Acc. Depr.
--------------------------------------------------------------------------------
Tiny term Plus Edition                          307.35        51.22       358.57
(40) Exchange SIS CALs                        1,172.85       195.48     1,368.33
Laser Printer                                   262.75        43.79       306.54
(4) Dell dimension L800r PIII                 2,749.58       458.26     3,207.84
(4) Dell dimension L800r PIII                 2,749.58       458.26     3,207.84

HP Laserjet 8150DN                              495.64       247.82       743.46
(4) Dell dimension SeriesL PIII               1,008.18       504.09     1,512.28
(4) Dell dimension SeriesL PIII                 913.85       456.92     1,370.77
HP Laserjet 4100N                               246.33       123.17       369.50

(2) Dimension 8200 PIV                            0.00       154.18       154.18

Group Totals-Computer Equipment              78,889.38     6,479.33    85,368.71
                                            ----------    ---------   ----------

Group Totals-Computer Software                    0.00         0.00         0.00
VARIOUS                                      61,766.32         0.00    61,766.32

MIRAGE MC HEADSET                               264.43         0.00       264.43
HEADSET-SUPRA                                   227.02         0.00       227.02
HEADSETS                                        567.54         0.00       567.54

LASERJET 3100SE FAX MACHINE                     367.85        36.78       404.63

Headsets                                        333.09        55.51       388.60

Brother Intellifax 4750                          50.69        25.35        76.04
Brother Intellifax 4750                          50.72        25.36        76.07
(12) Headsets                                   193.05        96.52       289.57

(9) Headsets                                      0.00        35.98        35.98

Group Totals-Electronics                     63,820.70       275.50    64,096.20
                                            ----------    ---------   ----------

Group Totals-Furniture & Fixtures                 0.00         0.00         0.00
                                            ----------    ---------   ----------

MONTHS REMAINING IN CURRENT YEAR                        9

LCM-PEWAUKEE

                                                                                                                  # of mos.
                                                        COST                                         Monthly      in current
Property Desc.                       Acquired    Sp      CTR     Mth    CL     Life    Cost          Depr.        year
------------------------------------------------------------------------------------------------------------------------------
Group Totals-Leasehold Improvements                                                          0.00         0.00
                                                                                       ----------    ---------

Grand Totals                                                                           192,127.95        2,482
                                                                                       ----------    ---------

                                            Prior Dep.    Cur. Dep.   Acc. Depr.
                                            --------------------------------------
Group Totals-Leasehold Improvements               0.00         0.00         0.00
                                            ----------    ---------   ----------

Grand Totals                                142,710.07     6,754.83   149,464.90
                                            ==========    =========   ==========

MONTHS REMAINING IN CURRENT YEAR                                           9

MADISON OFFICE

                                                                                                          # of mos.
                                                     COST                                       Monthly  in current
Property Desc.                          Acquired  Sp  CTR      Mth    CL   Life      Cost       Depr.    year         Prior Dep.
--------------------------------------------------------------------------------------------------------------------------------
Scanner                                 4/14/2000      MED     SL      N    3        814.98        22.64       12         407.49
Dell Power Edge 1300 PIII               5/25/2000      MED     SL      N    3      6,781.63       188.38       12       3,390.82
MS Sol Server V7                        5/25/2000      MED     SL      N    3      1,140.99        31.69       12         570.50
Cisco 1720                              6/12/2000      MED     SL      N    3      1,810.78        50.30       12         905.39
Inspiron 5000 PIII Laptop                7/7/2000      CON     SL      N    3      3,176.13        88.23       12       1,588.07
Dimension L800r PIII                   12/15/2000      MED     SL      N    3      1,746.53        48.51       12         873.27
Teleform upgrade                       12/27/2000      MAO     SL      N    3      1,875.00        52.08       12         937.50

Tektonix z850/DP Phaser Printer         2/16/2001      MED     SL      N    3      3,307.43        91.87       12         551.24
Dell Dimension 4100 PIII                4/13/2001      CON     SL      N    3      1,840.91        51.14       12         306.82
Latitude L400 Laptop                    7/23/2001      CON     SL      N    3      2,626.96        72.97       12         437.83
(20) Belkin Omni Cubes                  11/9/2001      MED     SL      N    3      2,059.44        57.21       12         343.24
(20) Dell Dimension 2100 Celeron       11/16/2001      MED     SL      N    3     18,511.69       514.21       12       3,085.28
Patch Cable and Port Hubs              11/16/2001      MED     SL      N    3        724.20        20.12       12         120.70
Dimension 2100 Celeron                 12/31/2001      MED     SL      N    3      1,068.69        29.69       12         178.12

CQ Wkst 6000 686/266x                    1/1/2002      MAO     SL      N    1        885.76        73.81       12           0.00
Dell Inspiron 3200 PII                   1/1/2002      MAO     SL      N    1        885.25        73.77       12           0.00
CQ 9 1GB Wide-Ultra SCSI HDD             1/1/2002      MAO     SL      N    1        327.89        27.32       12           0.00
Latitude L400 PIII                      1/16/2002      MAO     SL      N    3      2,814.73        78.19        6           0.00

Group Totals-Computer Equipment                                                   52,398.99     1,572.13               13,696.24

(10) MS Exchange & (5) Windows 2000     5/25/2000      MED     SL      N    3        690.65        19.18       12         345.33
(6) Office 2000                         5/25/2000      MED     SL      N    3      1,799.94        50.00       12         899.97
(6) Upgrade Windows 98                  5/25/2000      MED     SL      N    3        539.40        14.98       12         269.70

Microsoft Office Pro 2000               2/16/2001      CON     SL      N    3        506.46        14.07       12          84.41
SPSS WIN                               10/15/2001      MED     SL      N    3        805.20        22.37       12         134.20
Belkin Omni-Cube                       11/16/2001      MED     SL      N    3      1,909.99        53.06       12         318.33
Belkin Omni-Cube                        11/9/2001      MED     SL      N    3        760.00        21.11       12         126.67

Group Totals-Computer Software                                                     7,011.64       194.77                2,178.60

Voice Mail                              8/15/2000      MAO     SL      N    3      3,370.73        93.63       12       1,685.37

Canon Fax L9000L                         2/8/2001      MAO     SL      N    5      3,006.75        50.11       12         300.68

Pyramid 4 port voicemail                 1/2/2002      MAO     SL      N    1      1,681.67       140.14       12           0.00

Property Desc.                         Cur. Dep.    Acc. Depr.
---------------------------------------------------------------
Scanner                                    67.92      475.41
Dell Power Edge 1300 PIII                 565.14    3,955.95
MS Sol Server V7                           95.08      665.58
Cisco 1720                                150.90    1,056.29
Inspiron 5000 PIII Laptop                 264.68    1,852.74
Dimension L800r PIII                      145.54    1,018.81
Teleform upgrade                          156.25    1,093.75

Tektonix z850/DP Phaser Printer           275.62      826.86
Dell Dimension 4100 PIII                  153.41      460.23
Latitude L400 Laptop                      218.91      656.74
(20) Belkin Omni Cubes                    171.62      514.86
(20) Dell Dimension 2100 Celeron        1,542.64    4,627.92
Patch Cable and Port Hubs                  60.35      181.05
Dimension 2100 Celeron                     89.06      267.17

CQ Wkst 6000 686/266x                     221.44      221.44
Dell Inspiron 3200 PII                    221.31      221.31
CQ 9 1GB Wide-Ultra SCSI HDD               81.97       81.97
Latitude L400 PIII                        117.28      117.28

Group Totals-Computer Equipment         4,599.12   18,295.36

(10) MS Exchange & (5) Windows 2000        57.55      402.88
(6) Office 2000                           150.00    1,049.97
(6) Upgrade Windows 98                     44.95      314.65

Microsoft Office Pro 2000                  42.21      126.62
SPSS WIN                                   67.10      201.30
Belkin Omni-Cube                          159.17      477.50
Belkin Omni-Cube                           63.33      190.00

Group Totals-Computer Software            584.30    2,762.91

Voice Mail                                280.89    1,966.26

Canon Fax L9000L                          150.34      451.01

Pyramid 4 port voicemail                  420.42      420.42

MONTHS REMAINING IN CURRENT YEAR                                           9

MADISON OFFICE

                                                                                                          # of mos.
                                                     COST                                       Monthly  in current
Property Desc.                          Acquired  Sp  CTR      Mth    CL   Life      Cost       Depr.    year         Prior Dep.
--------------------------------------------------------------------------------------------------------------------------------
Group Totals-Electronics                                                           8,059.15       283.88                1,986.04
                                                                                ------------------------------------------------

(7) Chairs                             10/27/2000      MAO     SL      N   10      3,047.00        25.39       12         457.05
(8) Chairs                             10/27/2000      MAO     SL      N   10      1,806.73        15.06       12         271.01
Table                                  10/27/2000      MAO     SL      N   10        104.31         0.87       12          15.65
Rectangular work surface 48x30         10/27/2000      MAO     SL      N   10        203.66         1.70       12          30.55
Corner work surface 36x24              10/27/2000      MAO     SL      N   10        235.12         1.96       12          35.27
Rectangular work surface 60x24         10/27/2000      MAO     SL      N   10        197.03         1.64       12          29.55
Fixed pedestal drawer 24"              10/27/2000      MAO     SL      N   10        328.94         2.74       12          49.34
Corner work surface 36x24              10/27/2000      MAO     SL      N   10        230.70         1.92       12          34.61
(2) Rectangular work surface 36x24     10/27/2000      MAO     SL      N   10        321.22         2.68       12          48.18
(2) Rectangular work surface 60x24     10/27/2000      MAO     SL      N   10        415.04         3.46       12          62.26
(2) Rectangular shelf 36"              10/27/2000      MAO     SL      N   10        175.51         1.46       12          26.33
(2) Flipper door 36"                   10/27/2000      MAO     SL      N   10        337.77         2.81       12          50.67
(2) Tackboard 36x16                    10/27/2000      MAO     SL      N   10        185.44         1.55       12          27.82
(2) Task lights                        10/27/2000      MAO     SL      N   10        206.41         1.72       12          30.96
Fixed pedestal drawer 24"              10/27/2000      MAO     SL      N   10        328.94         2.74       12          49.34
Kneespace Credenza                     11/16/2000      MAO     SL      N   10        965.11         8.04       12         144.77

Straight fabric panel                   1/22/2001      MAO     SL      N   10        538.47         4.49       12          26.92
Workstation                              5/9/2001      MED     SL      N   10      4,234.40        35.29       12         211.72
Desk                                   12/10/2001      MED     SL      N   10        775.96         6.47       12          38.80

Paragon 16 chairs w/arms                 1/1/2002      MAO     SL      N    7      3,569.73        42.50       12           0.00
Furniture                                1/1/2002      MAO     SL      N    7     42,159.28       501.90       12           0.00
Paragon bookcase                         1/1/2002      MAO     SL      N    7      1,149.67        13.69       12           0.00
Lateral File 5 high                     2/22/2002      MAO     SL      N   10        962.69         8.02     6.00           0.00

Group Totals-Furniture & Fixtures                                                 62,479.13       688.08                1,640.78
                                                                                ------------------------------------------------

Data & Comm Lines                        1/1/2002      MAO     SL      N    2      9,748.01       406.17    12.00           0.00
Construction Costs                       1/1/2002      MAO     SL      N    2      7,944.08       331.00    12.00           0.00
Construction Costs                       1/1/2002      MAO     SL      N    2      2,320.00        96.67    12.00           0.00
Proximity Card Reader                    1/1/2002      MAO     SL      N    2        734.92        30.62    12.00           0.00

Group Totals-Leasehold Improvements                                               20,747.01       864.46                    0.00

Grand Totals                                                                     150,695.92     3,603.33               19,501.66
                                                                                ================================================

Property Desc.                          Cur. Dep.    Acc. Depr.
---------------------------------------------------------------
Group Totals-Electronics                  851.65    2,837.69
                                       ---------------------

(7) Chairs                                 76.18      533.23
(8) Chairs                                 45.17      316.18
Table                                       2.61       18.25
Rectangular work surface 48x30              5.09       35.64
Corner work surface 36x24                   5.88       41.15
Rectangular work surface 60x24              4.93       34.48
Fixed pedestal drawer 24"                   8.22       57.56
Corner work surface 36x24                   5.77       40.37
(2) Rectangular work surface 36x24          8.03       56.21
(2) Rectangular work surface 60x24         10.38       72.63
(2) Rectangular shelf 36"                   4.39       30.71
(2) Flipper door 36"                        8.44       59.11
(2) Tackboard 36x16                         4.64       32.45
(2) Task lights                             5.16       36.12
Fixed pedestal drawer 24"                   8.22       57.56
Kneespace Credenza                         24.13      168.89

Straight fabric panel                      13.46       40.39
Workstation                               105.86      317.58
Desk                                       19.40       58.20

Paragon 16 chairs w/arms                  127.49      127.49
Furniture                               1,505.69    1,505.69
Paragon bookcase                           41.06       41.06
Lateral File 5 high                        12.03       12.03

Group Totals-Furniture & Fixtures       2,052.22    3,693.00
                                       ---------------------

Data & Comm Lines                       1,218.50    1,218.50
Construction Costs                        993.01      993.01
Construction Costs                        290.00      290.00
Proximity Card Reader                      91.87       91.87

Group Totals-Leasehold Improvements     2,593.38    2,593.38

Grand Totals                           10,680.66   30,182.33
                                       =====================

MONTHS REMAINING IN CURRENT YEAR                                           9

MADISON OFFICE

                                                                                                          # of mos.
                                                     COST                                       Monthly  in current
Property Desc.                          Acquired  Sp  CTR      Mth    CL   Life      Cost       Depr.    year         Prior Dep.
--------------------------------------------------------------------------------------------------------------------------------

Property Desc.                          Cur. Dep.    Acc. Depr.
---------------------------------------------------------------

MONTHS REMAINING IN CURRENT YEAR                                           9

ACCORD

                                                                                                          # of mos.
                                                     COST                                       Monthly  in current
Property Desc.                          Acquired  Sp  CTR      Mth    CL   Life      Cost       Depr.    year           Prior Dep.
------------------------------------------------------------------------------------------------------------------------------------
(2) Latitude C600 PIII laptops          4/20/2001              SL      N    3      6,450.89       179.19     12         1,075.15
Dell Power Edge 1400SC server           5/25/2001              SL      N    3      3,820.67       106.13     12           636.78
Cisco Router                            5/17/2001              SL      N    3      2,049.06        56.92     12           341.51
Laserjet 1220                           7/23/2001              SL      N    3        570.35        15.84     12            95.06
Dell Dimension L Series PIIII            8/6/2001              SL      N    3      1,315.70        36.55     12           219.28

Group Totals-Computer Equipment                                                   14,206.67       394.63                2,367.78

Group Totals-Computer Software                                                         0.00         0.00                    0.00

Toshiba Copier                          3/16/2001              SL      N    5      1,577.23        26.29     12           157.72
Xerox Copier (used)                     4/30/2001              SL      N    3      5,351.10       148.64     12           891.85

Group Totals Electronics                                                           6,928.33       174.93                1,049.57

Group Totals-Furniture & Fixtures                                                      0.00         0.00                    0.00
                                                                                ------------------------------------------------

Grand Totals                                                                      21,135.00       569.56                3,417.35
                                                                                ================================================

Property Desc.                         Cur. Dep.    Acc. Depr.
---------------------------------------------------------------
(2) Latitude C600 PIII laptops            537.57    1,612.72
Dell Power Edge 1400SC server             318.39      955.17
Cisco Router                              170.76      512.27
Laserjet 1220                              47.53      142.59
Dell Dimension L Series PIIII             109.64      328.93

Group Totals-Computer Equipment         1,183.89    3,551.67

Group Totals-Computer Software              0.00        0.00

Toshiba Copier                             78.86      236.58
Xerox Copier (used)                       445.93    1,337.78

Group Totals Electronics                  524.79    1,574.36

Group Totals-Furniture & Fixtures           0.00        0.00
                                       ---------------------

Grand Totals                            1,708.68    5,126.03
                                       =====================

Assets purchased before 2000 are based on a physical inventory taken at the time of the acquisition of SDI. The purchase date and original cost of the equipment are based on general knowledge. The exception to this is the Computer Network Component System for which an invoice was available.

MONTHS REMAINING IN CURRENT YEAR   9

HOUSTON -- ASSETS

                                                                                        # of mos.
                                          COST                               Monthly    in current
Property Desc.             Acquired   Sp  CTR    Mth   CL  Life   Cost       Depr.      year         Prior Dep. Cur. Dep. Acc. Depr.
------------------------------------------------------------------------------------------------------------------------------------
1 Backup Drive             1/13/1998              SL     N     5    1,010.59     16.84          12       707.42     50.53     757.95
Customer Svc.
 Computer                  8/18/1998              SL     N     5    1,398.93     23.32          12       979.25     69.95   1,049.20
Computer for Bob
 Woest                     9/21/1998              SL     N     5      836.62     13.94          12       585.64     41.83     627.47
2 Hard drives &
 video cards for
 EAP & CSR                10/14/1998              SL     N     5      704.50     11.74          12       493.15     35.23     528.38
Upgrades for EAP
 & CSR                    10/12/1998              SL     N     5    1,103.53     18.39          12       772.47     55.18     827.65

Dell Computer System       2/16/1999      BCM     SL     N     5    1,749.83     29.16          12       874.91     87.49     962.40
Dell Computer System       2/24/1999              SL     N     5    1,760.39     29.34          12       880.20     88.02     968.22
Dell Computer System       4/29/1999              SL     N     5    1,665.35     27.76          12       832.68     83.27     915.95
Dell computer system       9/10/1999              SL     N     5    1,915.64     31.93          12       957.82     95.78   1,053.60
Dell Computer System       9/28/1999              SL     N     5    1,617.84     26.96          12       808.92     80.89     889.81
Dell Computer System       10/4/1999              SL     N     5    1,867.05     31.12          12       933.53     93.35   1,026.88
Dell Computer System       10/1/1999              SL     N     5    1,885.00     31.42          12       942.50     94.25   1,036.75
Dell Computer System      11/19/1999              SL     N     5    1,745.62     29.09          12       872.81     87.28     960.09
Dell Computer System      11/19/1999      TCS     SL     N     5    1,760.39     29.34          12       880.20     88.02     968.22
Dell Dimensions
 Desktop                  12/10/1999      BCM     SL     N     5    2,105.68     35.09          12     1,052.84    105.28   1,158.13

Dell Dimension PIII        2/11/2000      BCM     SL     N     3    1,765.65     49.05          12       882.83    147.14   1,029.96
Dell Dimension PIII        2/11/2000      TCS     SL     N     3    1,765.65     49.05          12       882.83    147.14   1,029.96
Dell Dimension PIII        2/11/2000      TXO     SL     N     3    1,765.64     49.05          12       882.82    147.14   1,029.96
Dell Dimension PIII        6/16/2000      TXO     SL     N     3    1,538.24     42.73          12       769.12    128.19     897.31
Windows 2000 Server        7/12/2000      TLJ     SL     N     3      858.27     23.84          12       429.14     71.52     500.66
Dell Dimension
 Celeron                   8/11/2000      EQI     SL     N     3    1,566.39     43.51          12       783.20    130.53     913.73
Cisco Router               8/18/2000      TXO     SL     N     3      901.73     25.05          12       450.87     75.14     526.01
UPS                        8/18/2000      EQI     SL     N     3       47.58      1.32          12        23.79      3.97      27.76
(2) Battery packs for
  matrix                   8/25/2000      TXO     SL     N     3    1,110.34     30.84          12       555.17     92.53     647.70
Netgear 24-port dual
 speed hub                 8/16/2000      TXO     SL     N     3      919.18     25.53          12       459.59     76.60     536.19
(2) Dell Dimension
 4100 PIII                11/15/2000      TXO     SL     N     3    3,580.80     99.47          12     1,790.40    298.40   2,088.80

(25) Dell Dimension
 Desk Tops                  1/3/2001      TXO     SL     N     3   30,660.17    851.67          12     5,110.03  2,555.01   7,665.04
Dell Latitude L400
 PIII laptop               5/18/2001      SLS     SL     N     3    3,238.62     89.96          12       539.77    269.89     809.66
Dell Latitude C600
 PIII laptop               9/24/2001      TXO     SL     N     3    2,869.13     79.70          12       478.19    239.09     717.28
HP Laser Jet
 4550 printer             11/28/2001      TXO     SL     N     3    1,524.00     42.33          12       254.00    127.00     381.00

Dimension 4300 PIV         1/25/2002      BCM     SL     N     3    1,685.88     46.83           6         0.00     70.25      70.25
(2) Dimension 4400
 PIV                       2/19/2002      TXO     SL     N     3    3,685.35    102.37           6         0.00    153.56     153.56

                                                               --------------------------------------------------------------------
Group Totals-Computer
 Equipment                                                         82,609.58  2,037.74                26,866.05  5,889.43  32,755.48
                                                               --------------------------------------------------------------------

Crystal Reports            9/20/2001      PRO     SL     N     3    1,449.98     40.28          12       241.66    120.83     362.50

MONTHS REMAINING IN CURRENT YEAR   9

HOUSTON -- ASSETS

                                                                                        # of mos.
                                          COST                               Monthly    in current
Property Desc.             Acquired   Sp  CTR   Mth   CL  Life   Cost        Depr.      year         Prior Dep. Cur. Dep. Acc. Depr.
------------------------------------------------------------------------------------------------------------------------------------
                                                               ---------------------------------------------------------------------
Group Totals-Computer
 Software                                                           1,449.98     40.28                   241.66    120.83     362.50
                                                               ---------------------------------------------------------------------
Data Display
 Equip-Spectra LCD
 BGA Panel                 2/24/1998              SL     N     7      504.13      6.00          12       252.07     18.00     270.07
Postage Machine and
 Scale                     11/5/1999              SL     N     7    2,625.00     31.25          12     1,210.63     93.75   1,304.38
Projector and Service     12/17/1999              SL     N     7    5,742.67     68.37          12     2,546.77    205.10   2,751.87

Plantronics Headset        2/17/2000      TXO     SL     N     3      571.13     15.86          12       285.57     47.59     333.16
HP Fax machine              6/6/2000      TXO     SL     N     5      676.85     11.28          12       203.06     33.84     236.90
Ameritech Channel          9/18/2000      TXO     SL     N     3    2,110.00     58.61          12     1,055.00    175.83   1,230.83
Voice and Data Cable       9/18/2000      TXO     SL     N     3   31,838.25    884.40          12    15,919.13  2,653.19  18,572.31
Ameritech                  9/14/2000      TXO     SL     N     3    1,919.75     53.33          12       959.88    159.98   1,119.85
Voice and Data Cable      10/13/2000      TXO     SL     N     3   26,075.02    724.31          12    13,037.51  2,172.92  15,210.43

Scanmarx 2260               3/9/2001      TXO     SL     N     3    7,070.89    196.41          12     1,178.48    589.24   1,767.72
Telephone Equipment       12/10/2001      TXO     SL     N     3    1,745.50     48.49          12       290.92    145.46     436.38

(2) Telephones             1/18/2002      BCM     SL     N     3    1,243.26     34.54           6         0.00     51.80      51.80

                                                               --------------------------------------------------------------------
Group
 Totals-Electronics                                                82,122.45  2,132.84                36,939.00  6,346.71  43,285.71

(2) END TABLES             8/15/1990              SL     N    10      212.17                             212.17      0.00     212.17
SOFA                       8/15/1990              SL     N    10      572.64                             572.61      0.00     572.61
DESK, CREDENZA &           8/15/1990              SL     N    10    1,363.95                           1,363.95      0.00   1,363.95
MISC FURNITURE             8/15/1990              SL     N    10    1,736.35                           1,736.35      0.00   1,736.35
MISC FURNITURE             8/15/1990              SL     N    10       69.24                              69.21      0.00      69.21
OFFICE EQUIPMENT           9/15/1990              SL     N     7      772.20                             772.20      0.00     772.20
OFFICE EQUIPMENT           9/15/1990              SL     N     7      969.92                             969.92      0.00     969.92

COMMERCIAL FURN           12/15/1992              SL     N    10    9,733.00     81.11           6     9,246.35    121.66   9,368.01
COMP GALL COMPU           11/15/1992              SL     N     7    1,423.19                           1,423.19      0.00   1,423.19
AMERITECH - PHONE         12/15/1992              SL     N     7   22,801.00                          22,801.00      0.00  22,801.00
COMP GALL COMPU           12/15/1992              SL     N     7   13,362.10                          13,362.10      0.00  13,362.10
COMP GALL COMPU           12/15/1992              SL     N     7    3,437.19                           3,437.19      0.00   3,437.19

REFRIG & MICROWAVE         1/31/1993              SL     N    10      700.38      5.84          12       595.33     17.51     612.84
TENANT PORTION             3/31/1993              SL     N    10   16,599.50    138.33          12    14,109.58    414.99  14,524.57
FURN                       3/31/1993              SL     N    10   31,023.15    258.53          12    26,369.68    775.58  27,145.26
(8) FRAMED PRINT           3/31/1993              SL     N    10    2,159.59     18.00          12     1,835.66     53.99   1,889.65
SHELVING UNITS             4/30/1993              SL     N    10      771.27      6.43          12       655.58     19.28     674.87
MOTHERBOARD                4/30/1993              SL     N     7    1,742.83                           1,742.83      0.00   1,742.83

HOUSTON -- ASSETS

MONTHS REMAINING IN CURRENT YEAR   9

                                                                                        # of mos.
                                          COST                               Monthly    in current
Property Desc.             Acquired   Sp  CTR   Mth   CL  Life   Cost      Depr.      year          Prior Dep.  Cur. Dep. Acc. Depr.
------------------------------------------------------------------------------------------------------------------------------------
(1) 386SX FOR ME           6/30/1993              SL     N     7    1,293.59                           1,293.59      0.00   1,293.59

WORKSTATION (see note
 in accum depr col)        7/21/1994              SL     N     7    3,794.65                               0.00  3,794.65   3,794.65

LATERAL FILE               2/16/1995              SL     N    10      610.53      5.09          12       396.85     15.26     412.11
FURNITURE                  9/30/1995              SL     N    10    1,447.10     12.06          12       940.62     36.18     976.80
CUBES & FURNITURE          10/1/1995              SL     N    10   22,092.58    184.10          12    14,360.18    552.31  14,912.49
CUBES & FURNITURE                                 SL     N    10   11,964.64     99.71          12     7,777.02    299.12   8,076.13

KITCHEN ARRANGEMENT         1/1/1996              SL     N    10    2,434.21     20.29          12     1,338.81     60.86   1,399.67
FURNITURE                  1/30/1996              SL     N    10    1,525.11     12.71          12       838.81     38.13     876.94
CUBES                      1/31/1996              SL     N    10   11,344.00     94.53          12     6,239.20    283.60   6,522.80
CUBES                       2/5/1996              SL     N    10    5,913.22     49.28          12     3,252.27    147.83   3,400.10
MINI BLINDS                2/16/1996              SL     N    10      544.50      4.54          12       299.48     13.61     313.09
CUBES                      4/30/1996              SL     N    10      562.90      4.69          12       309.60     14.07     323.67
CUBES                      6/30/1996              SL     N    10    2,096.81     17.47          12     1,153.24     52.42   1,205.66
CUBES                     11/30/1996              SL     N    10    8,858.00     73.82          12     4,871.90    221.45   5,093.35

PLANTS & CONTAINERS         2/1/1997              SL     N    10      642.73      5.36          12       289.23     16.07     305.29
FURNITURE                  3/25/1997              SL     N    10   17,864.27    148.87          12     8,038.92    446.61   8,485.53
BLINDS                     4/23/1997              SL     N    10    2,551.99     21.27          12     1,148.40     63.80   1,212.20
FURNITURE                  6/30/1997              SL     N    10    1,433.10     11.94          12       644.90     35.83     680.73
2 Kimball Executive
 Chairs                    8/21/1997              SL     N    10    1,880.30     15.67          12       846.14     47.01     893.15
National Desk,
 pedestals,credenza,       8/21/1997              SL     N    10    2,645.63     22.05          12     1,190.54     66.14   1,256.68
2 Exec. Chairs &
 2 Conference Chairs
10 Chairs w/ arms          8/31/1997              SL     N    10    3,605.05     30.04          12     1,622.27     90.13   1,712.40
2 HON Bookcases
 (4 shelves)               9/30/1997              SL     N    10      752.00      6.27          12       338.40     18.80     357.20
10 Cubicals               10/31/1997              SL     N    10   31,264.28    260.54          12    14,068.93    781.61  14,850.53

3 HON Filing cabinets       2/1/1998              SL     N     7    1,620.50     19.29          12       810.25     57.88     868.13
HON 5 drwr rollout
 file cabinet               8/6/1998              SL     N     7      633.59      7.54          12       316.80     22.63     339.42
Couch for EAP              9/18/1998              SL     N     7      954.78     11.37          12       477.39     34.10     511.49

File Cabinet               4/30/1999              SL     N     7      900.00     10.71          12       321.43     32.14     353.58
Desk and Credenza          11/5/1999              SL     N     7    1,082.48     12.89          12       386.60     38.66     425.26

(7) Chairs                10/13/2000      TXO     SL     N    10    3,197.10     26.64          12       479.57     79.93     559.49
(13) Chairs               10/13/2000      TXO     SL     N    10    5,599.73     46.66          12       839.96    139.99     979.95
(8) Keyboards             10/13/2000      TXO     SL     N    10    1,515.50     12.63          12       227.33     37.89     265.21
(2) Desks 72x36           10/13/2000      TXO     SL     N    10    2,050.25     17.09          12       307.54     51.26     358.79
(2) Credenzas 72x22       10/13/2000      TXO     SL     N    10    1,327.15     11.06          12       199.07     33.18     232.25

HOUSTON -- ASSETS

MONTHS REMAINING IN CURRENT YEAR     9

                                                                                        # of mos.
                                          COST                               Monthly    in current
Property Desc.             Acquired   Sp  CTR   Mth   CL  Life       Cost    Depr.      year         Prior Dep. Cur. Dep. Acc. Depr.
------------------------------------------------------------------------------------------------------------------------------------
(2) Bookcases             10/13/2000      TXO     SL     N    10      930.95      7.76          12       139.64     23.27     162.92
Desk 65x30                10/13/2000      TXO     SL     N    10      949.35      7.91          12       142.40     23.73     166.14
Credenza 65x22            10/13/2000      TXO     SL     N    10      649.50      5.41          12        97.43     16.24     113.66
(1) Lot Haworth Premise    10/6/2000      TXO     SL     N    10   67,957.81    566.32          12    10,193.67  1,698.95  11,892.62
(16) Chairs                10/4/2000      TXO     SL     N    10    1,926.85     16.06          12       289.03     48.17     337.20
(4) Chairs                12/28/2000      TXO     SL     N    10    3,031.00     25.26          12       454.65     75.78     530.43
(2) Chairs                12/28/2000      TXO     SL     N    10    1,407.25     11.73          12       211.09     35.18     246.27
(2) End tables            12/28/2000      TXO     SL     N    10    1,026.21      8.55          12       153.93     25.66     179.59
(2) Coffee tables         12/28/2000      TXO     SL     N    10    1,117.14      9.31          12       167.57     27.93     195.50
(2) Chairs                12/28/2000      TXO     SL     N    10    1,522.54     12.69          12       228.38     38.06     266.44
(2) Chairs                12/28/2000      TXO     SL     N    10    2,115.21     17.63          12       317.28     52.88     370.16
(4) Lateral files         12/28/2000      TXO     SL     N    10    2,935.63     24.46          12       440.34     73.39     513.74

Sofa                       1/19/2001      TXO     SL     N    10    1,649.25     13.74          12        82.46     41.23     123.69
5 drawer lateral file      1/15/2001      TXO     SL     N    10      864.92      7.21          12        43.25     21.62      64.87
Furniture                  5/25/2001      TXO     SL     N    10    6,592.43     54.94          12       329.62    164.81     494.43
(16) Chairs                5/25/2001      TXO     SL     N    10    4,018.24     33.49          12       200.91    100.46     301.37
4 drawer lateral file     10/26/2001      TXO     SL     N    10      595.38      4.96          12        29.77     14.88      44.65

                                                                --------------------------------------------------------------------
Group Totals-
 Furniture & Fixtures                                             364,741.60  2,611.80               190,421.54 11,508.37 201,929.92
                                                                --------------------------------------------------------------------

2000 Toyota Avalon          1/1/2002      BHL     SL     N         21,540.69    356.01          12         0.00  1,068.03   1,068.03

                                                                --------------------------------------------------------------------
Group Totals - Motor
 Vehicles                                                          21,540.69    356.01                     0.00  1,068.03   1,068.03
                                                                --------------------------------------------------------------------

Office Renovation
 above the build-out       6/25/2001      TXO     SL     N     6   19,555.25    271.60          12     1,629.60    814.80   2,444.41
                                                                --------------------------------------------------------------------
Group Totals -
 Leasehold
 Improvements                                                      19,555.25    271.60                 1,629.60    814.80   2,444.41
                                                                --------------------------------------------------------------------

Grand Totals                                                      572,019.55  7,450.26               256,097.85 25,748.18 281,846.03
                                                                ====================================================================

LAKE JACKSON

MONTHS REMAINING IN CURRENT YEAR     9

                                                                                         # of mos.
                                            COST                                Monthly  in current
Property Desc.               Acquired   Sp  CTR     Mth   CL  Life      Cost    Depr.    year       Prior Dep. Cur. Dep. Acc. Depr.
------------------------------------------------------------------------------------------------------------------------------------
Dell Computer Upgrades       6/16/1999              SL      N     5    3,324.30   55.41          12   1,662.15    166.22   1,828.37

Dell Dimension L
 Server-Celeron              7/13/2000      TLJ     SL      N     3    1,259.83   35.00          12     629.92    104.99     734.90
Cisco Router                 8/25/2000      TLJ     SL      N     3    1,426.41   39.62          12     713.21    118.87     832.07

Group Totals-Computer
 Equipment                                                             6,010.54  130.02               3,005.27    390.07   3,395.34

Group Totals-Computer
 Software                                                                  0.00    0.00                   0.00      0.00       0.00

Cannon PC 795 Copier        10/15/1998              SL      N     7    1,198.83   14.27          12     599.41     42.82     642.23

Group Totals-Electronics                                               1,198.83   14.27                 599.41     42.82     642.23
                                                                   -----------------------------------------------------------------

FURNITURE FOR L.             5/15/1988              SL      N    10    2,203.99                       2,203.99      0.00   2,203.99
FURNITURE FOR L.             7/15/1988              SL      N    10       96.52                          96.52      0.00      96.52

DESK,CHAIR,BOO               1/15/1989              SL      N    10    1,352.42                       1,352.42      0.00   1,352.42
CARPETING                    8/15/1989              SL      N    10    1,375.81                       1,375.81      0.00   1,375.81
MISC FURNITURE               8/15/1989              SL      N    10    2,830.40                       2,830.40      0.00   2,830.40
PHONE SYSTEM                 8/15/1989              SL      N     7    3,145.00                       3,145.00      0.00   3,145.00
COPIER                      10/15/1989              SL      N     7    4,079.27                       4,079.27      0.00   4,079.27
PHONE SYSTEM                12/15/1989              SL      N     7    1,700.00                       1,700.00      0.00   1,700.00

PHONE                        9/15/1990              SL      N     7      296.75                         296.75      0.00     296.75
SLIDE PROJECTOR              9/15/1990              SL      N     7      615.97                         615.97      0.00     615.97

ART & BOOKCASE               3/15/1992              SL      N     7      757.71                         757.71      0.00     757.71

Gallery Furniture Couch     11/30/1997              SL      N     7      671.13    7.99          12     388.30     23.97     412.27

Group Totals-Furniture
 & Fixtures                                                           19,124.97    7.99              18,842.14     23.97  18,866.11
                                                                   -----------------------------------------------------------------

Grand Totals                                                          26,334.34  152.28              22,446.82    456.85  22,903.68
                                                                   =================================================================

MONTHS REMAINING IN CURRENT YEAR     9

LAKE JACKSON

                                                                                       # of mos.
                                          COST                                 Monthly in current
Property Desc.              Acquired  Sp  CTR   Mth   CL  Life   Cost          Depr.   year         Prior Dep. Cur. Dep.  Acc. Depr.
------------------------------------------------------------------------------------------------------------------------------------

MONTHS REMAINING IN CURRENT YEAR                                    9

MIDLAND

                                                                                         # of mos.
                                            COST                                Monthly   in current
Property Desc.               Acquired  Sp    CTR   Mth   CL   Life      Cost    Depr.     year       Prior Dep. Cur. Dep. Acc. Depr.
------------------------------------------------------------------------------------------------------------------------------------
Dell Computer System         5/19/1999      EAP     SL      N     5   4,815.41    80.26          12   2,407.70    240.77   2,648.47

HP Laserjet 2100SE           7/27/2000              SL      N     3     721.22    20.03          12     360.61     60.10     420.71

Windows 2000 server          1/29/2001              SL      N     3     841.56    23.38          12     140.26     70.13     210.39
Dimension 4100 series
 PIII                        1/14/2001              SL      N     3   1,431.38    39.76          12     238.56    119.28     357.85
Cisco 10/100 Router          2/16/2001              SL      N     3   1,797.90    49.94          12     299.65    149.83     449.48

Group Totals-Computer
 Equipment                                                            9,607.47   213.37               3,446.79    640.11   4,086.90

Group Totals-Computer
 Software                                                                 0.00     0.00                   0.00      0.00       0.00

Group Totals-Electronics                                                  0.00     0.00                   0.00      0.00       0.00

Group Totals-Furniture
 & Fixtures                                                               0.00     0.00                   0.00      0.00       0.00
                                                                 ------------------------------------------------------------------

Grand Totals                                                          9,607.47   213.37               3,446.79    640.11   4,086.90
                                                                 ==================================================================

                        SUMMARY OF MATERIAL ASSETS - SCH

MONTHS REMAINING IN CURRENT YEAR     9

WEST VIRGINIA

                                                                              # of mos.
                                               COST                           Monthly   in current
Property Desc.               Acquired    Sp    CTR Mth    CL  Life  Cost      Depr.     year        Prior Dep. Cur. Dep.  Acc. Depr.
------------------------------------------------------------------------------------------------------------------------------------
(2) Dimension 2100 Celeron   12/14/2001            SL     N     3  3,170.12       88.06         12      528.35    264.18      792.53
Dimension 4300 PIV           12/14/2001            SL     N     3  1,651.52       45.88         12      275.25    137.63      412.88

Group Totals-Computer
 Equipment                                                         4,821.64      133.93                 803.61    401.80    1,205.41

Group Totals-Computer
 Software                                                              0.00        0.00                   0.00      0.00        0.00

Phone Switch                  1/11/2002            SL     N     3  1,158.96       32.19          6        0.00     48.29       48.29
Desktop Copier                2/22/2002            SL     N     5    674.00       11.23          6        0.00     16.85       16.85

Group Totals-Electronics                                           1,832.96       43.43                   0.00     65.14       65.14

Group Totals-Furniture
 & Fixtures                                                            0.00        0.00                   0.00      0.00        0.00
                                                                 -------------------------------------------------------------------

Grand Totals                                                       6,654.60      177.36                 803.61    466.94    1,270.55
                                                                 ===================================================================

MONTHS REMAINING IN CURRENT YEAR                                9

ALLEGRO  PLOVER, WI

                                                                        COST                                        Monthly
Property Desc.                                          Acquired  Sp     CTR    Mth    CL   Life        Cost        Depr.
--------------------------------------------------------------------------------------------------------------------------------
COMPUTER                                                4/13/1995               SL      N      3         1,957.00

COMPUTER UPGRADE                                        3/14/1996               SL      N      3         1,125.00
COMPUTER PRINTER                                        7/18/1996               SL      N      3         3,009.00
COMPUTER UPGRADE                                        11/1/1996               SL      N      3           848.00

SET UP NOTE                                             5/31/1997               SL      N      3        12,500.00
LAPTOP                                                  7/31/1997               SL      N      3         2,000.00

COMPUTER RENAISSANCE                                    6/24/1999               SL      N      3           326.00           9.06
COMPAQ DIRECTPLUS                                       8/31/1999               SL      N      3        12,163.39         337.87
COMP USA                                                10/5/1999               SL      N      3         5,742.31         159.51
COMPAQ                                                 10/31/1999               SL      N      3         3,718.44         103.29

COMPUTER                                                6/30/2000               SL      N      3         1,284.94          35.69
(3) Dell PIII                                           8/18/2000               SL      N      3         7,625.75         211.83
Computer                                               12/31/2000               SL      N      3         1,996.86          55.47

Dell Dimension L866r PIII                               2/16/2001               SL      N      3         1,324.38          36.79

Group Totals-Computer Equipment                                                                         55,621.07         949.50

(10) Windows Licences                                  12/31/2001               SL      N      3         3,397.30          56.62

Group Totals-Computer Software                                                                           3,397.30          56.62

TRANSCRIBING EQUIPMENT                                  5/13/1994               SL      N      5           457.00
FAX MACHINE                                              2/1/1994               SL      N      5           300.00
FAX MACHINE                                             9/10/1994               SL      N      5           680.00
FAX MACHINE                                             6/15/1994               SL      N      5           630.00

FAX MACHINE                                             2/14/1995               SL      N      5           462.00
FAX MACHINE                                             3/27/1995               SL      N      5           270.00

FAX MACHINE                                             1/15/1996               SL      N      4           347.00
FAX MACHINE                                             1/15/1996               SL      N      4           256.00
FAX MACHINE (13)                                         6/1/1996               SL      N      4         2,600.00

KREBS BUSINESS MACHINES                                 10/8/1999               SL      N      5           195.18           3.25

                                                   # of mos.
                                                   in current
Property Desc.                                     year          Prior Dep.       Cur. Dep.     Acc. Depr.
-----------------------------------------------------------------------------------------------------------------
COMPUTER                                                                1,957.00           0.00         1,957.00

COMPUTER UPGRADE                                                        1,125.00           0.00         1,125.00
COMPUTER PRINTER                                                        3,009.00           0.00         3,009.00
COMPUTER UPGRADE                                                          848.00           0.00           848.00

SET UP NOTE                                                            12,500.00           0.00        12,500.00
LAPTOP                                                                  2,000.00           0.00         2,000.00

COMPUTER RENAISSANCE                                         6            271.67          13.58           285.25
COMPAQ DIRECTPLUS                                            6         10,136.16         506.81        10,642.97
COMP USA                                                     6          4,785.26         239.26         5,024.52
COMPAQ                                                       6          3,098.70         154.94         3,253.64

COMPUTER                                                    12            642.47         107.08           749.55
(3) Dell PIII                                               12          3,812.88         635.48         4,448.35
Computer                                                    12            998.43         166.41         1,164.84

Dell Dimension L866r PIII                                   12            220.73         110.37           331.10

Group Totals-Computer Equipment                                        45,405.29       1,933.92        47,339.21

(10) Windows Licences                                       12            339.73         169.87           509.60

Group Totals-Computer Software                                            339.73         169.87           509.60

TRANSCRIBING EQUIPMENT                                                    457.00           0.00           457.00
FAX MACHINE                                                               300.00           0.00           300.00
FAX MACHINE                                                               680.00           0.00           680.00
FAX MACHINE                                                               630.00           0.00           630.00

FAX MACHINE                                                               462.00           0.00           462.00
FAX MACHINE                                                               270.00           0.00           270.00

FAX MACHINE                                                               347.00           0.00           347.00
FAX MACHINE                                                               256.00           0.00           256.00
FAX MACHINE (13)                                                        2,600.00           0.00         2,600.00

KREBS BUSINESS MACHINES                                     12             97.59           9.76           107.35

MONTHS REMAINING IN CURRENT YEAR                                9

ALLEGRO  PLOVER, WI


                                                                        COST                                        Monthly
Property Desc.                                          Acquired  Sp     CTR    Mth    CL   Life        Cost        Depr.
--------------------------------------------------------------------------------------------------------------------------------
Brother plain paper fax                                 6/12/2000               SL      N      5           599.96          10.00
HP Laserjet 2100SE Printer                              8/11/2000               SL      N      5         1,417.18          23.62

Brother plain paper fax                                 1/12/2001               SL      N      5           599.95          10.00
HP Laserjet 2100SE Printer                              3/23/2001               SL      N      5           738.48          12.31

Group Totals-Electronics                                                                                 9,552.75          59.18

Group Totals-Furniture & Fixtures                                                                            0.00           0.00
                                                                                                 -------------------------------

Grand Totals                                                                                            68,571.12       1,065.30
                                                                                                 ===============================
                                                   # of mos.
                                                   in current
Property Desc.                                     year          Prior Dep.       Cur. Dep.     Acc. Depr.
-----------------------------------------------------------------------------------------------------------------
Brother plain paper fax                                     12            179.99          30.00           209.99
HP Laserjet 2100SE Printer                                  12            425.15          70.86           496.01

Brother plain paper fax                                     12             60.00          30.00            89.99
HP Laserjet 2100SE Printer                                  12             73.85          36.92           110.77

Group Totals-Electronics                                                6,838.58         177.54         7,016.11

Group Totals-Furniture & Fixtures                                           0.00           0.00             0.00
                                                   --------------------------------------------------------------

Grand Totals                                                           52,583.59       2,281.32        54,864.91
                                                   ==============================================================

The lives of assets acquired between 1994 & 1998 were adjusted to bring 12/31/99 Accumulated Depreciation into agreement with that recorded on Allegro's General ledger.

MONTHS REMAINING IN CURRENT YEAR                           9

ALLEGRO SW-PHOENIX

                                                                  COST                                     Monthly
Property Desc.                                    Acquired    Sp   CTR     Mth    CL   Life       Cost     Depr.
-----------------------------------------------------------------------------------------------------------------------
WORKERS COMPANION                                 11/15/1999               SL     N      3        6,310.00       175.28
IBM THINKPAD 600 PII W/PCMCIA                       7/1/1999               SL     N      3       25,000.00       694.44

Internet security firewall                         8/11/2000               SL     N      3        1,924.25        53.45

Laptop                                             1/19/2001               SL     N      3        2,176.46        60.46
(7) 17" Monitors                                   1/19/2001               SL     N      3        1,389.99        38.61
(4) Dell Dimension L800r PIII                       3/1/2301               SL     N      3        5,801.71       161.16
APC Smartups                                       6/22/2001               SL     N      3        1,099.57        30.54
Back-up tape drive (In Naperville, IL)              6/8/2001               SL     N      3        1,396.00        38.78
PowerEdge 2500 Server                              7/23/2001               SL     N      3        4,738.27       131.62
Power Module                                       9/20/2001               SL     N      3        1,819.98        50.56
Back-Up Exec 8.5 Upgrade                           9/20/2001               SL     N      3        1,619.99        45.00
(26) DLT Tapes                                     9/20/2001               SL     N      3        1,571.47        43.65

Group Totals-Computer Equipment                                                                  54,847.69     1,523.55

(3) MS Office 2000                                 4/30/2001               SL     N      3          797.00        22.14
QuickBooks Pro 2001                                4/30/2001               SL     N      3          224.00         6.22
(15) Back Office 2000                              7/23/2001               SL     N      3        3,234.99        89.86
(10) Windows Licences                             12/31/2001               SL     N      3        3,397.30        56.62

Oracle Licence                                     1/31/2002               SL     N      3        6,384.19       106.40

Group Totals-Computer Software                                                                   14,037.48       281.25

(2) Panasonic UF880 fax machines (used)            4/13/2001               SL     N      3        1,508.88        41.91

Group Totals-Electronics                                                                          1,508.88        41.91
                                                                                           ----------------------------

Furniture & Fixtures                                7/1/1999               SL     N     10       18,965.00       158.04

Group Totals-Furniture & Fixtures                                                                18,965.00       158.04
                                                                                           ----------------------------

Grand Totals                                                                                     89,359.05     2,004.75
                                                                                           ============================

                                                # of mos.
                                                in current
Property Desc.                                  year             Prior Dep.      Cur. Dep.     Acc. Depr.
---------------------------------------------------------------------------------------------------------
WORKERS COMPANION                                        6         5,258.33        262.92        5,521.25
IBM THINKPAD 600 PII W/PCMCIA                            6        20,833.33      1,041.67       21,875.00

Internet security firewall                              12           962.13        160.35        1,122.48

Laptop                                                  12           362.74        181.37          544.12
(7) 17" Monitors                                        12           231.67        115.83          347.50
(4) Dell Dimension L800r PIII                           12           966.95        483.48        1,450.43
APC Smartups                                            12           183.26         91.63          274.89
Back-up tape drive (In Naperville, IL)                  12           232.67        116.33          349.00
PowerEdge 2500 Server                                   12           789.71        394.86        1,184.57
Power Module                                            12           303.33        151.67          455.00
Back-Up Exec 8.5 Upgrade                                12           270.00        135.00          405.00
(26) DLT Tapes                                          12           261.91        130.96          392.87

Group Totals-Computer Equipment                                   30,656.03      3,266.06       33,922.09

(3) MS Office 2000                                      12           132.83         66.42          199.25
QuickBooks Pro 2001                                     12            37.33         18.67           56.00
(15) Back Office 2000                                   12           539.17        269.58          808.75
(10) Windows Licences                                   12           339.73        169.87          509.60

Oracle Licence                                           6                         159.60          159.60

Group Totals-Computer Software                                     1,049.06        684.14        1,733.20

(2) Panasonic UF880 fax machines (used)                 12           251.48        125.74          377.22

Group Totals-Electronics                                             251.48        125.74          377.22
                                                ---------------------------------------------------------

Furniture & Fixtures                                    12         4,741.25        474.13        5,215.38

Group Totals-Furniture & Fixtures                                  4,741.25        474.13        5,215.38
                                                ---------------------------------------------------------

Grand Totals                                                      36,697.82      4,550.06       41,247.88
                                                =========================================================

MONTHS REMAINING IN CURRENT YEAR                           9

SELTZER DELMAN-FLORIDA

                                                                   COST                                     Monthly
Property Desc.                                    Acquired    Sp    CTR    Mth   CL   Life       Cost       Depr.
-----------------------------------------------------------------------------------------------------------------------
(4) HP Laser Jet 4 printers                        6/30/1993               SL     N      3        2,000.00

(16) Computers W/montitors                         6/30/1996               SL     N      3       32,000.00

Computer Network Component System                  10/2/1999               SL     N      3       59,839.12     1,662.20

Toshiba Notebook Computer                         11/30/2000               SL     N      3        3,582.35        99.51
(2) BSI ATO PIII Computers                        12/15/2000               SL     N      3        2,213.28        61.48

(3) BSI  Stargate Computers                        3/31/2001               SL     N      3        3,339.00        92.75
Lucent T1 Router                                    4/6/2001               SL     N      3        1,325.00        36.81
(4) BSI  Stargate Computers                        5/21/2001               SL     N      3        4,664.00       129.56
(3) BSI  Stargate Computers                        8/17/2001               SL     N      3        3,577.50        99.38
 BSI  Stargate Computers                          11/30/2001               SL     N      3        2,438.00        67.72

T1 Router                                          1/11/2002               SL     N      3        1,219.00        33.86

Group Totals-Computer Equipment                                                                 116,197.25     2,283.26

Group Totals-Computer Software                                                                        0.00         0.00

Fax machine                                        6/30/1993               SL     N      5        1,500.00

(2) Printer/fax/copier combinations (used)         6/30/1994               SL     N      5        1,000.00
Desk top copier                                    6/30/1994               SL     N      5          200.00
Small shredder                                     6/30/1994               SL     N      5          200.00
Postage machine                                    6/30/1994               SL     N      5          500.00

Group Totals Electronics                                                                          3,400.00

(14) Lateral File cabinets                         6/30/1993               SL     N     10        2,800.00        23.33
(34) Desks & Chairs                                6/30/1993               SL     N     10        5,100.00        42.50
Conference Table (used)                            6/30/1993               SL     N     10          500.00         4.17
(16) Cubicles                                      6/30/1993               SL     N     10        4,800.00        40.00

Refrigerator                                       6/30/1994               SL     N     10          400.00         3.33
Small Conference table                             6/30/1994               SL     N     10          400.00         3.33

                                                # of mos.
                                                in current
Property Desc.                                  year             Prior Dep.      Cur. Dep.      Acc. Depr.
----------------------------------------------------------------------------------------------------------
(4) HP Laser Jet 4 printers                                        2,000.00          0.00        2,000.00

(16) Computers W/montitors                                        32,000.00          0.00       32,000.00

Computer Network Component System                        6        49,870.36      2,488.87       52,359.23

Toshiba Notebook Computer                               12         1,791.18        298.53        2,089.70
(2) BSI ATO PIII Computers                              12         1,106.64        184.44        1,291.08

(3) BSI  Stargate Computers                             12           556.50        278.25          834.75
Lucent T1 Router                                        12           220.83        110.42          331.25
(4) BSI  Stargate Computers                             12           777.33        388.67        1,166.00
(3) BSI  Stargate Computers                             12           596.25        298.13          894.38
 BSI  Stargate Computers                                12           406.33        203.17          609.50

T1 Router                                                6                          50.79           50.79

Group Totals-Computer Equipment                                   89,325.43      4,301.25       93,626.68

Group Totals-Computer Software                                         0.00          0.00            0.00

Fax machine                                                        1,500.00                      1,500.00

(2) Printer/fax/copier combinations (used)                         1,000.00                      1,000.00
Desk top copier                                                      200.00                        200.00
Small shredder                                                       200.00                        200.00
Postage machine                                                      500.00                        500.00

Group Totals Electronics                                           3,400.00                      3,400.00

(14) Lateral File cabinets                              12         2,379.72         70.00        2,449.72
(34) Desks & Chairs                                     12         4,335.00        127.50        4,462.50
Conference Table (used)                                 12           425.28         12.50          437.78
(16) Cubicles                                           12         4,080.00        120.00        4,200.00

Refrigerator                                            12           299.76         10.00          309.76
Small Conference table                                  12           299.76         10.00          309.76

MONTHS REMAINING IN CURRENT YEAR                           9

SELTZER DELMAN-FLORIDA

                                                                   COST                                     Monthly
Property Desc.                                    Acquired    Sp    CTR    Mth   CL   Life       Cost       Depr.
-----------------------------------------------------------------------------------------------------------------------

(4) Desks                                          6/30/1994               SL     N     10          600.00         5.00
Executive Office                                   6/30/1999               SL     N     10        3,500.00        29.17

Conference room furniture (used)                   4/30/2001               SL     N     10        2,300.00        19.17
Reception area furniture                           5/25/2001               SL     N     10        1,800.00        15.00
Custom Cabinets                                    9/24/2001               SL     N     10        1,800.00        15.00

Group Totals-Furniture & Fixtures                                                                24,000.00       200.00
                                                                                           ----------------------------

Grand Totals                                                                                    143,597.25     2,483.26
                                                                                           ============================

                                                # of mos.
                                                in current
Property Desc.                                  year             Prior Dep.      Cur. Dep.      Acc. Depr.
----------------------------------------------------------------------------------------------------------
(4) Desks                                               12           450.00         15.00          465.00

Executive Office                                        12           933.33         87.50        1,020.83

Conference room furniture (used)                        12           115.00         57.50          172.50
Reception area furniture                                12            90.00         45.00          135.00
Custom Cabinets                                         12            90.00         45.00          135.00

Group Totals-Furniture & Fixtures                                 13,497.86        600.00       14,097.86
                                                ---------------------------------------------------------

Grand Totals                                                     106,223.29      4,901.25      111,124.54
                                                =========================================================

Assets purchased before 2000 are based on a physical inventory taken at the time of the acquisition of SDI. The purchase date and original cost of the equipment are based on general knowledge.

The exception to this is the Computer Network Component System for which an invoice was available.

FHP-Building Summary-Workstation/Office Furniture Count

                                           Floor 1      Floor 2      Floor 3     Total
                                           -------      -------      -------     -----
Systems Furniture-Open Office                   42          134          153       329
Systems Furniture-Private Office                 9            8            3        20
Freestanding Furniture-Private Office            3            2            1         6
                                                --          ---          ---       ---
                                                54          144          157       355

Note: miscellaneous conference, breakroom and training room furniture

53      Private Office
12      Conference
 4      Work rooms

[GRAPHIC]
FAMILY HEALTH PLAN BUILDING - 1ST FLOOR
300 NORTH EXECUTIVE DRIVE

[GRAPHIC]
FAMILY HEALTH PLAN BUILDING - 2ND FLOOR
300 NORTH EXECUTIVE DRIVE

[GRAPHIC]
FAMILY HEALTH PLAN BUILDING - 3RD FLOOR
300 NORTH EXECUTIVE DRIVE

                      FHP FREESTANDING FURNITURE INVENTORY

---------------------------------------------------------------------------------------------------------------------------------
ITEM # LOCATION  CATEGORY   DESCRIPTION                                           SIZE            MANUFACTURER   COLOR/FINISH
                                                                                  ---------------
                                                                                  H    W    D
---------------------------------------------------------------------------------------------------------------------------------
  45      116    appliance  small refrigerator                                       32 18.5   18 Danby          black
 112      146    appliance  refrigerator                                           64.5   30 27.5 Westinghouse   white
 113      146    appliance  refrigerator                                             64   30 27.5 Kenmore        white
 110      147    appliance  refrigerator                                           65.5   30   30 Kenmore        white
 244      209    appliance  small refrigerator                                       34   24   24 ?              white
 222      219    appliance  refrigerator                                          ?    ?    ?     ?              ?
   7   vestibule bench      fabric covered seat, medium cherry 4-leg
                            bench                                                    18 46.5   19 QFI            blue multi-1
   8      111    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
   9      111    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
  10      111    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
  11      111    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
  14      112    chair      4-leg guest chair, natural oak,                                       Krug           maharam 23743
  15      112    chair      4-leg guest chair, natural oak,                                       Krug           maharam 23743
  16      112    chair      4-leg guest chair, natural oak,                                       Krug           maharam 23743
  17      112    chair      4-leg guest chair, natural oak,                                       Krug           maharam 23743
  18      112    chair      4-leg guest chair, natural oak,                                       Krug           maharam 23743
  19      112    chair      4-leg guest chair, natural oak,                                       Krug           maharam 23743
  20      112    chair      4-leg guest chair, natural oak,                                       Krug           maharam 23743
  21      112    chair      4-leg guest chair, natural oak,                                       Krug           maharam 23743
  22      116    chair      Ergon non-adjustable, chrome base                                     Herman Miller  Burgandy
  23      116    chair      Ergon non-adjustable, chrome base                                     Herman Miller  Burgandy
  24      116    chair      Ergon non-adjustable, chrome base                                     Herman Miller  Burgandy
  25      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  26      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  27      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  28      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  29      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  30      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  31      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  32      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  33      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  34      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  35      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  36      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  37      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  38      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  39      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  40      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  41      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy

---------------------------------------------------------------------------------------------------------------------------------
ITEM # CONDITION            ISSUED
       ---------------
       GOOD FAIR POOR
---------------------------------------------------------------------------------------------------------------------------------
  45   x
 112   x
 113   x
 110   x
 244
 222
   7   x

   8   x
   9   x
  10   x
  11   x
  14   x
  15   x
  16   x
  17   x
  18   x
  19   x
  20   x
  21   x
  22        x
  23        x
  24        x
  25        x
  26        x
  27        x
  28        x
  29        x
  30        x
  31        x
  32        x
  33        x
  34        x
  35        x
  36        x
  37        x
  38        x
  39        x
  40        x
  41        x

                      FHP FREESTANDING FURNITURE INVENTORY

---------------------------------------------------------------------------------------------------------------------------------
ITEM # LOCATION  CATEGORY   DESCRIPTION                                           SIZE            MANUFACTURER   COLOR/FINISH
                                                                                  ---------------
                                                                                  H    W    D
---------------------------------------------------------------------------------------------------------------------------------
  42      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
  43      116    chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
 445      126    chair      task chair, same as 56 but with arms                                  United         green
 430      139    chair      4 leg guest chair                                                     Paoli          green leaf
 431      139    chair      4 leg guest chair                                                     Paoli          green leaf
 432      139    chair      4 leg guest chair                                                     Paoli          green leaf
 433      139    chair      4 leg guest chair                                                     Paoli          green leaf
 427      140    chair      side chair                                                            Paoli          green
 428      140    chair      side chair                                                            Paoli          green
 140      141    chair      wood base, casters, open arm, style 092160                            lazyboy        burgandy E10009
 141      141    chair      wood base, casters, open arm, style 092160                            lazyboy        burgandy E10009
 142      141    chair      wood base, casters, open arm, style 092160                            lazyboy        burgandy E10009
 143      141    chair      wood base, casters, open arm, style 092160                            lazyboy        burgandy E10009
 144      141    chair      wood base, casters, open arm, style 092160                            lazyboy        burgandy E10009
 145      141    chair      wood base, casters, open arm, style 092160                            lazyboy        burgandy E10009
 146      141    chair      wood base, casters, open arm, style 092160                            lazyboy        burgandy E10009
 149      141    chair      sledbase 520-F flare arm 509 scolia bacil                             Knightingale   black-burgandy
 137      142    chair      solid back and arm                                                    ?              blue
 138      142    chair      solid back and arm                                                    ?              blue
 139      142    chair      solid back and arm                                                    ?              blue
 115      143    chair      4-leg guest chair ack507131673                                        Lazyboy        431tf dark cherry
 116      143    chair      4-leg guest chair ack507131673                                        Lazyboy        431tf dark cherry
 126      144    chair      ? - NEED TO VERIFY                                                    Steelcase      medium cherry
 127      144    chair      ? - NEED TO VERIFY                                                    Steelcase      medium cherry
  80      147    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  81      147    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  82      147    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  83      147    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  86      147    chair      model: 475412m finish: 08355999 4 leg                                 Steelcase      Multi-colored
  87      147    chair      model: 475412m finish: 08355999 4 leg                                 Steelcase      Multi-colored
  88      147    chair      model: 475412m finish: 08355999 4 leg                                 Steelcase      Multi-colored
  89      147    chair      model: 475412m finish: 08355999 4 leg                                 Steelcase      Multi-colored
  90      147    chair      model: 475412m finish: 08355999 4 leg                                 Steelcase      Multi-colored
  91      147    chair      model: 475412m finish: 08355999 4 leg                                 Steelcase      Multi-colored
  92      147    chair      model: 475412m finish: 08355999 4 leg                                 Steelcase      Multi-colored
  93      147    chair      model: 475412m finish: 08355999 4 leg                                 Steelcase      Multi-colored
  94      147    chair      model: 475412m finish: 08355999 4 leg                                 Steelcase      Multi-colored
  95      147    chair      stacking chair pryca-188377
                            (prycas-blpbl-1abs)                                                   KI             blue
  96      147    chair      stacking chair pryca-188377
                            (prycas-blpbl-1abs)                                                   KI             blue

---------------------------------------------------------------------------------------------------------------------------------
ITEM # CONDITION            ISSUED
       ---------------
       GOOD FAIR POOR
---------------------------------------------------------------------------------------------------------------------------------
  42        x
  43        x
 445
 430
 431
 432
 433
 427
 428
 140
 141
 142
 143
 144
 145
 146
 149
 137
 138
 139
 115   x
 116   x
 126
 127
  80   x
  81   x
  82   x
  83   x
  86   x
  87   x
  88   x
  89   x
  90   x
  91   x
  92   x
  93   x
  94   x
  95   x
  96   x

                      FHP FREESTANDING FURNITURE INVENTORY

---------------------------------------------------------------------------------------------------------------------------------
ITEM # LOCATION  CATEGORY   DESCRIPTION                                           SIZE            MANUFACTURER   COLOR/FINISH
                                                                                  ---------------
                                                                                  H    W    D
---------------------------------------------------------------------------------------------------------------------------------
  97      147    chair      stacking chair pryca-188377 (prycas-blpbl-1abs)                       KI             blue
  98      147    chair      stacking chair pryca-188377 (prycas-blpbl-1abs)                       KI             blue
  99      147    chair      stacking chair pryca-188377 (prycas-blpbl-1abs)                       KI             blue
 100      147    chair      stacking chair pryca-188377 (prycas-blpbl-1abs)                       KI             blue
 101      147    chair      stacking chair pryca - 645954 (prycas-blpbl-3e073)                    KI             green
 102      147    chair      stacking chair pryca - 645954 (prycas-blpbl-3e073)                    KI             green
 103      147    chair      stacking chair pryca - 645954 (prycas-blpbl-3e073)                    KI             green
 104      147    chair      stacking chair pryca - 645954 (prycas-blpbl-3e073)                    KI             green
 105      147    chair      stacking chair pryca - 645954 (prycas-blpbl-3e073)                    KI             green
 106      147    chair      stacking chair pryca - 645954 (prycas-blpbl-3e073)                    KI             green
 107      147    chair      stacking chair pryca - 645954 (prycas-blpbl-3e073)                    KI             green
 108      147    chair      stacking chair pryca - 645954 (prycas-blpbl-3e073)                    KI             green
  71      148    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
  72      149    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  73      149    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  74      149    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  75      149    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  76      149    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  77      149    chair      model: 423482m finish: 62055999                                       Steelcase      Multi-colored
  78      149    chair      model: 4605331u finish: 62055w34 high back                            Steelcase      blue
  51      156    chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      blue
  52      156    chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      blue
  53      156    chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      blue
  54      156    chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      blue
  55      156    chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      blue
  56      156    chair      task chair - armless                                                  United         green
  57      156    chair      task chair, same as 56 but with arms                                  United         green
 417      166    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 418      166    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 259      205    chair      task chair, same as 56 but with arms                                  United         green
 234      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 235      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 236      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 237      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 238      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 239      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 240      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 241      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 242      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green

---------------------------------------------------------------------------------------------------------------------------------
ITEM # CONDITION            ISSUED
       ---------------
       GOOD FAIR POOR
---------------------------------------------------------------------------------------------------------------------------------
  97   x
  98   x
  99   x
 100   x
 101   x
 102   x
 103   x
 104   x
 105   x
 106   x
 107   x
 108   x
  71   x
  72   x
  73   x
  74   x
  75   x
  76   x
  77   x
  78   x
  51   x
  52   x
  53   x
  54   x
  55   x
  56   x
  57   x
 417
 418
 259
 234
 235
 236
 237
 238
 239
 240
 241
 242

                      FHP FREESTANDING FURNITURE INVENTORY

---------------------------------------------------------------------------------------------------------------------------------
ITEM # LOCATION  CATEGORY   DESCRIPTION                                           SIZE            MANUFACTURER   COLOR/FINISH
                                                                                  ---------------
                                                                                  H    W    D
---------------------------------------------------------------------------------------------------------------------------------
 243      209    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 226      211    chair      wood arms, 4 leg                                                      Paoli          multi
 227      211    chair      wood arms, 4 leg                                                      Paoli          multi
 228      211    chair      wood arms, 4 leg                                                      Paoli          multi
 229      211    chair      wood arms, 4 leg                                                      Paoli          multi
 230      211    chair      wood arms, 4 leg                                                      Paoli          multi
 201      217    chair      fabric arm, wood base                                                                Sienna Spruce
 202      217    chair      fabric arm, wood base                                                 ?              Sienna Spruce
 203      217    chair      fabric arm, wood base                                                 ?              Sienna Spruce
 204      217    chair      fabric arm, wood base                                                 ?              Sienna Spruce
 205      217    chair      fabric arm, wood base                                                 ?              Sienna Spruce
 206      217    chair      fabric arm, wood base                                                 ?              Sienna Spruce
 217      218    chair      sledbase 520-F flare arm 509 scotia bacil                             Knightingale   black-burgandy
 218      218    chair      sledbase 520-F flare arm 509 scotia bacil                             Knightingale   black-burgandy
 219      218    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        burgandy
 221      219    chair      sledbase 520-F flare arm 509 scotia bacil                             Knightingale   black-burgandy
 223      220    chair      sledbase 520-F flare arm 509 scotia bacil                             Knightingale   black-burgandy
 224      220    chair      sledbase 520-F flare arm 509 scotia bacil                             Knightingale   black-burgandy
 225      220    chair      style:m221-1141, mhz109280, 3a-16, tr-f                               Haworth        green
 298      222    chair      4 leg guest chair                                                     Paoli          green leaf
 329      225    chair      task chair, black frame                                               Steelcase      blue
 332      226    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 333      226    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 334      226    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 335      226    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 453      229    chair      4 leg guest chair                                                     Paoli          green leaf
 454      229    chair      4 leg guest chair                                                     Paoli          green leaf
 455      229    chair      4 leg guest chair                                                     Paoli          green leaf
 458      229    chair      4 leg guest chair                                                     Paoli          green leaf
 245      235    chair      task chair, black frame                                               Steelcase      blue
 348      315    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 349      317    chair      style #092108 Fabric: R248887 Tapestry                                Lazyboy        Walnut
 350      317    chair      style #092108 Fabric: R248887 Tapestry                                Lazyboy        Walnut
 361      318    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 362      318    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      fabric - 39993772
 364      318    chair      task chair, same as 56 but with arms                                  United         green
 351      319    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 413      335    chair      task chair, same as 56 but with arms                                  United         green
 414      335    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2

---------------------------------------------------------------------------------------------------------------------------------
ITEM # CONDITION            ISSUED
       ---------------
       GOOD FAIR POOR
---------------------------------------------------------------------------------------------------------------------------------
 243
 226
 227
 228
 229
 230
 201
 202
 203
 204
 205
 206
 217
 218
 219
 221
 223
 224
 225
 298
 329
 332
 333
 334
 335
 453
 454
 455
 458
 245
 348
 349
 350
 361
 362
 364
 351
 413
 414

                      FHP FREESTANDING FURNITURE INVENTORY

---------------------------------------------------------------------------------------------------------------------------------
ITEM # LOCATION  CATEGORY   DESCRIPTION                                           SIZE            MANUFACTURER   COLOR/FINISH
                                                                                  ---------------
                                                                                  H    W    D
---------------------------------------------------------------------------------------------------------------------------------
 415      335    chair      4-leg, wood arm, guest chair, mahogany                                Steelcase      blue multi-2
 293       ?     chair      task chair - 4535330 finish - 82055w34 11697                          Steelcase      burgandy
 294       ?     chair      task chair - 4535330 finish - 82055w34 11697                          Steelcase      burgandy
 295       ?     chair      task chair - 4535330 finish - 82055w34 11697                          Steelcase      burgandy
 296       ?     chair      4 leg guest chair                                                     Paoli          green leaf
 297       ?     chair      4 leg guest chair                                                     Paoli          green leaf
 300       ?     chair      4 leg guest chair                                                     Paoli          burgandy leaf
 301       ?     chair      4 leg guest chair                                                     Paoli          burgandy leaf
 306       ?     chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 311       ?     chair      fabric arm, wood base                                                 ?              Sienna Spruce
 194    1a-012   chair      task chair, same as 56 but with arms                                  United         green
 181    1c-094   chair      sledbase 520-F flare arm 509 scotia bacil                             Knightingale   black-burgandy
 180    1c-100   chair      Ergon adjustable back, chrome base                                    Herman Miller  Burgandy
 178    1c-102   chair      sledbase 520-F flare arm 509 scotia bacil                             Knightingale   black-burgandy
 179    1C-102   chair      model: 4535530 finish: 6205501                                        Steelcase      burgandy
 165    1c-106   chair      task chair, same as 56 but with arms                                  United         green
 163    1c-108   chair      sledbase 520-F flare arm 509 scotia bacil                             Knightingale   black-burgandy
 164    1c-108   chair      task chair, same as 56 but with arms                                  United         green
 167    1c-112   chair      sledbase 520-F flare arm 509 scotia bacil                             Knightingale   black-burgandy
 160    1c-116   chair      task chair, same as 56 but with arms                                  United         green
 155    1c-130   chair      task chair, same as 56 but with arms                                  United         green
 168    1c-134   chair      style:m221-1141, mhz 109280, 3a-16, tr-f                              Haworth        green
 169    1c-136   chair      task chair, same as 56 but with arms                                  United         green
 207    2a-002   chair      task chair, black frame                                               Steelcase      blue
 249    2b-056   chair      task chair, balck frame                                               Steelcase      blue
 299    2c-114   chair      4 leg guest chair                                                     Paoli          green leaf
 314    2c-116   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 315    2c-118   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 330    2C-124   chair      armless task chair - 4535330 finish - 62055w34 11697                  Steelcase      burgandy
 316    2c-130   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 317    2c-132   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 331    2c-138   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 291    2c-150   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 292    2c-152   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 290    2c-156   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 289    2c-158   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 288    2c-160   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy
 285    2c-162   chair      armless task chair - 4535330 finish - 62055w34 11697                  Steelcase      burgandy
 286    2c-164   chair      task chair - 4535330 finish - 62055w34 11697                          Steelcase      burgandy

---------------------------------------------------------------------------------------------------------------------------------
ITEM # CONDITION            ISSUED
       ---------------
       GOOD FAIR POOR
---------------------------------------------------------------------------------------------------------------------------------
 415
 293
 294
 295
 296
 297
 300
 301
 306
 311
 194
 181
 180
 178
 179
 165
 163
 164
 167
 160
 155
 168
 169
 207
 249
 299
 314
 315
 330
 316
 317
 331
 291
 292
 290
 289
 288
 285
 286

                      FHP FREESTANDING FURNITURE INVENTORY

---------------------------------------------------------------------------------------------------------------------------------
ITEM #    LOCATION CATEGORY DESCRIPTION                                           SIZE                MANUFACTURER   COLOR/FINISH
                                                                                  -----------------
                                                                                  H     W     D
---------------------------------------------------------------------------------------------------------------------------------
  287     2c-166   chair    task chair - 4535330 finish - 62055w34 11697                              Steelcase      burgandy
  282     2c-168   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  279     2c-174   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  280     2c-174   chair    task chair - 4535330 finish - 62055w34 11697                              Steelcase      burgandy
  281     2c-176   chair    task chair, same as 56 but with arms                                      United         green
  276     2c-180   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  274     2c-186   chair    task chair, same as 56 but with arms                                      United         green
  270     2c-198   chair    task chair, same as 56 but with arms                                      United         green
  272     2c-198   chair    style:m221-1141, mhz109280, 3a016, tr-f                                   Haworth        green
  271     2c-200   chair    style:m221-1141, mhz109280, 3a016, tr-f                                   Haworth        green
  267     2c-208   chair    task chair, same as 56 but with arms                                      United         green
  268     2c-210   chair    task chair, black frame                                                   Steelcase      blue
  261     2d-238   chair    taskchair, same as 56 but with arms                                       United         green
  262     2d-242   chair    taskchair, same as 56 but with arms                                       United         green
  256     2d-272   chair    fabric arm, wood base                                                     ?              Sienna Spruce
  257     2d-274   chair    taskchair, same as 56 but with arms                                       United         green
  254     2d-276   chair    Ergon non-adjustable, chrome base                                         Herman Miller  Burgandy
  410     3b-100   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  409     3b-110   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  406     3b-112   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  407     3b-116   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  405     3b-126   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  406     3b-132   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  365     3c-182   chair    task chair, same as 56 but with arms                                      United         green
  366     3c-196   chair    arm task chair - 4535330 finish - 62055w34 11697                          Steelcase      blue
  367     3C-200   chair    armless task chair - 4535330 finish - 62055w34 11697                      Steelcase      blue
  389     3c-228   chair    task chair, same as 56 but with arms                                      United         green
  371     3c-250   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  372     3c-252   chair    task chair, same as 56 but with arms                                      United         green
  374     3c-258   chair    task chair, same as 56 but with arms                                      United         green
  373     3c-260   chair    style:m221-1141, mhz109280, 3a-16, tr-f                                   Haworth        green
  375     3c-268   chair    arm task chair - 4535330 finish - 62055w34 11697                          Steelcase      blue
  376     3c-272   chair    arm task chair - 4535330 finish - 62055w34 11697                          Steelcase      blue
  377     3c-272   chair    arm task chair - 4535330 finish - 62055w34 11697                          Steelcase      blue
  379     3C-278   chair    model: 4605331u finish: 62055w34                                          Steelcase      blue
  380     3c-292   chair    task chair, same as 56 but with arms                                      United         green
  381     3c-298   chair    task chair, same as 56 but with arms                                      United         green
  382     3c-302   chair    task chair, same as 56 but with arms                                      United         green
  384     3c-324   chair    task chair, same as 56 but with arms                                      United         green

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
  287
  282
  279
  280
  281
  276
  274
  270
  272
  271
  267
  268
  261
  262
  256
  257
  254
  410
  409
  406
  407
  405
  406
  365
  366
  367
  389
  371
  372
  374
  373
  375
  376
  377
  379
  380
  381
  382
  384

                      FHP FREESTANDING FURNITURE INVENTORY

--------------------------------------------------------------------------------------------------------------------------------
ITEM #    LOCATION  CATEGORY DESCRIPTION                                    SIZE                 MANUFACTURER   COLOR/FINISH
                                                                            ------------------
                                                                            H     W     D
--------------------------------------------------------------------------------------------------------------------------------
   387     3d-338   chair    style:m221-1141, mhz109280, 3a-16, trf                              Hanworth       green
   389     3d-356   chair    task chair, same as 56 but with arms                                United         green
   390     3d-356   chair    task chair, same as 56 but with arms                                United         green
   391     3d-358   chair    task chair, same as 56 but with arms                                United         green
   392     3d-364   chair    task chair, same as 56 but with arms                                United         green
   393     3d-370   chair    task chair, same as 56 but with arms                                United         green
   396     3d-386   chair    task chair, same as 56 but with arms                                United         green
   397     3d-390   chair    task chair, same as 56 but with arms                                United         green
   398     3d-394   chair    task chair, same as 56 but with arms                                United         green
   399     3d-396   chair    task chair, same as 56 but with arms                                United         green
   400     3d-398   chair    task chair, same as 56 but with arms                                United         green
   401     3d-400   chair    task chair, same as 56 but with arms                                United         green
   402     3d-406   chair    task chair, same as 56 but with arms                                United         green
     1     lobby    chair    4-leg guest seating, medium cherry                                  QFI            blue mutli-1
     2     lobby    chair    4-leg guest seating, medium cherry                                  QFI            blue mutli-1
     3     lobby    chair    4-leg guest seating, medium cherry                                  QFI            blue mutli-1
     4     lobby    chair    4-leg guest seating, medium cherry                                  QFI            blue mutli-1
   150    1st floor chair    sledbase 520-F flare amn 509 soctia bacil                           Knightingale   black-burgandy
  1101    1st floor chair    equa                                                                Herman Miller  3766 Blue Med/DT
  1102    1st floor chair    equa                                                                Herman Miller  F7/MT
  1103    1st floor chair    equa                                                                Herman Miller  3774 Dark Burg/DT
  1104    1st floor chair    equa                                                                Herman Miller  3774/DT
  1105    1st floor chair    equa                                                                Herman Miller  3786/DT
  1106    1st floor chair    equa                                                                Herman Miller  3786/DT
  1107    1st floor chair    equa                                                                Herman Miller  3786/DT
  1108    1st floor chair    equa                                                                Herman Miller  3786/DT
  1109    1st floor chair    equa                                                                Herman Miller  3786/DT
  1110    1st floor chair    equa                                                                Herman Miller  3788/DT
  1111    1st floor chair    equa                                                                Herman Miller  3774/DT
  1112    1st floor chair    equa                                                                Herman Miller  9212/DT
  1113    1st floor chair    equa                                                                Herman Miller  9106 Dark Burg/MT
  1114    1st floor chair    equa                                                                Herman Miller  9212/MT
  1115    1st floor chair    equa                                                                Herman Miller  9209 Claret/DT
  1116    1st floor chair    equa                                                                Herman Miller  9212/MT
  1117    1st floor chair    equa                                                                Herman Miller  Blue Diamond/MT
  1118    1st floor chair    equa                                                                Herman Miller  9209 Claret/DT
  1119    1st floor chair    equa                                                                Herman Miller  9212/MT
  1120    1st floor chair    equa                                                                Herman Miller  9212/MT
  1121    1st floor chair    equa                                                                Herman Miller  9209/DT

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
   387
   389
   390
   391
   392
   393
   396
   397
   398
   399
   400
   401
   402
     1   x
     2   x
     3   x
     4   x
   150
  1101
  1102
  1103
  1104
  1105
  1106
  1107
  1108
  1109
  1110
  1111
  1112
  1113
  1114
  1115
  1116
  1117
  1118
  1119
  1120
  1121

                      FHP FREESTANDING FURNITURE INVENTORY

-------------------------------------------------------------------------------------------------------------------------------
ITEM #    LOCATION  CATEGORY DESCRIPTION                                   SIZE                MANUFACTURER   COLOR/FINISH
                                                                           ----------------
                                                                           H     W     D
-------------------------------------------------------------------------------------------------------------------------------
  1122    1st floor chair    equa                                                              Herman Miller  Blue Diamond/MT
  1123    1st floor chair    equa                                                              Herman Miller  9212/MT
  1124    1st floor chair    equa                                                              Herman Miller  3774/DT
  1125    1st floor chair    equa                                                              Herman Miller  6428 Midnight/RED
  1126    1st floor chair    equa                                                              Herman Miller  3774/DT
  1127    1st floor chair    equa                                                              Herman Miller  3774/DT
  1128    1st floor chair    equa                                                              Herman Miller  F7/MT
  1129    1st floor chair    equa                                                              Herman Miller  Blue Diamond/MT
  1130    1st floor chair    equa                                                              Herman Miller  Blue Diamond/MT
  1131    1st floor chair    equa                                                              Herman Miller  F7/MT
  1132    1st floor chair    equa                                                              Herman Miller  9212/MT
  1133    1st floor chair    equa                                                              Herman Miller  9212/MT
  1134    1st floor chair    equa                                                              Herman Miller  9212/MT
  1135    1st floor chair    equa                                                              Herman Miller  3774/DT
  1136    1st floor chair    equa                                                              Herman Miller  3774/DT
  1137    1st floor chair    equa                                                              Herman Miller  3774/DT
  1138    1st floor chair    equa                                                              Herman Miller  3774/DT
  1139    1st floor chair    equa                                                              Herman Miller  3774/DT
  1140    1st floor chair    equa                                                              Herman Miller  3774/DT
  1141    1st floor chair    equa                                                              Herman Miller  3774/DT
  1142    1st floor chair    equa                                                              Herman Miller  3774/DT
  1143    1st floor chair    equa                                                              Herman Miller  3774/DT
  1144    1st floor chair    equa                                                              Herman Miller  3774/DT
  1145    1st floor chair    equa                                                              Herman Miller  3774/DT
  1146    1st floor chair    equa                                                              Herman Miller  3774/DT
  1147    1st floor chair    equa                                                              Herman Miller  3786/DT
  1148    1st floor chair    equa                                                              Herman Miller  3786/DT
  1149    1st floor chair    equa                                                              Herman Miller  3786/DT
  1150    1st floor chair    equa                                                              Herman Miller  3786/DT
  1151    1st floor chair    equa                                                              Herman Miller  3786/DT
  1152    1st floor chair    equa                                                              Herman Miller  9212/DT
  1153    1st floor chair    equa                                                              Herman Miller  9212/DT
  1154    1st floor chair    equa                                                              Herman Miller  9212/DT
  1155    1st floor chair    equa                                                              Herman Miller  9212/DT
  1156    1st floor chair    equa                                                              Herman Miller  9212/DT
  1157    1st floor chair    equa                                                              Herman Miller  F7/DT
  1158    1st floor chair    equa                                                              Herman Miller  3786/MT
  1159    1st floor chair    equa                                                              Herman Miller  Blue Diamond/DT
  1160    1st floor chair    equa                                                              Herman Miller  F7/MT

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
  1122
  1123
  1124
  1125
  1126
  1127
  1128
  1129
  1130
  1131
  1132
  1133
  1134
  1135
  1136
  1137
  1138
  1139
  1140
  1141
  1142
  1143
  1144
  1145
  1146
  1147
  1148
  1149
  1150
  1151
  1152
  1153
  1154
  1155
  1156
  1157
  1158
  1159
  1160

                      FHP FREESTANDING FURNITURE INVENTORY

----------------------------------------------------------------------------------------------------------------------------------
ITEM #    LOCATION  CATEGORY DESCRIPTION                              SIZE                MANUFACTURER   COLOR/FINISH
                                                                      ----------------
                                                                      H     W     D
----------------------------------------------------------------------------------------------------------------------------------
  1161    1st floor chair    equa                                                         Herman Miller  F7/MT
  1162    1st floor chair    equa                                                         Herman Miller  F7/MT
  1163    1st floor chair    equa                                                         Herman Miller  F7/MT
  1164    1st floor chair    equa                                                         Herman Miller  F7/MT
  1165    1st floor chair    equa                                                         Herman Miller  F7/MT
  1166    1st floor chair    equa                                                         Herman Miller  F7/MT
  1167    1st floor chair    equa                                                         Herman Miller  F7/MT
  1168    1st floor chair    equa                                                         Herman Miller  F7/MT
  1169    1st floor chair    equa                                                         Herman Miller  Blue Diamond/MT
  1170    1st floor chair    equa                                                         Herman Miller  Blue Diamond/MT
  1171    1st floor chair    equa                                                         Herman Miller  Blue Diamond/MT
  1172    1st floor chair    equa                                                         Herman Miller  9212/MT
  1173    1st floor chair    equa                                                         Herman Miller  9212/MT
  1174    1st floor chair    equa                                                         Herman Miller  9212/MT
  1175    1st floor chair    equa                                                         Herman Miller  4441 Navy/MT
  1176    1st floor chair    equa                                                         Herman Miller  9209 Claret/DT
  1177    1st floor chair    equa                                                         Herman Miller  F7/MT
  1178    1st floor chair    equa                                                         Herman Miller  4460 Ultra Marine Dark/MT
  1179    1st floor chair    equa                                                         Herman Miller  3786 Blue Med/MT
  1201    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1202    2nd floor chair    equa                                                         Herman Miller  3785/MT
  1203    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1204    2nd floor chair    equa                                                         Herman Miller  3774/DT
  1205    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1206    2nd floor chair    equa                                                         Herman Miller  4467 Henna/DT
  1207    2nd floor chair    equa                                                         Herman Miller  9212 Raisin/DT
  1208    2nd floor chair    equa                                                         Herman Miller  4441 Navy/MT
  1209    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1210    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1211    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1212    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1213    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1214    2nd floor chair    equa                                                         Herman Miller  Blue Diamond/MT
  1215    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1216    2nd floor chair    equa                                                         Herman Miller  9212/MT
  1217    2nd floor chair    equa                                                         Herman Miller  F7/MT
  1218    2nd floor chair    equa                                                         Herman Miller  Blue Diamond/MT
  1219    2nd floor chair    equa                                                         Herman Miller  Blue Diamond/MT
  1220    2nd floor chair    equa                                                         Herman Miller  F7/MT

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
  1161
  1162
  1163
  1164
  1165
  1166
  1167
  1168
  1169
  1170
  1171
  1172
  1173
  1174
  1175
  1176
  1177
  1178
  1179
  1201
  1202
  1203
  1204
  1205
  1206
  1207
  1208
  1209
  1210
  1211
  1212
  1213
  1214
  1215
  1216
  1217
  1218
  1219
  1220

                      FHP FREESTANDING FURNITURE INVENTORY

-----------------------------------------------------------------------------------------------------------------------------
ITEM #    LOCATION  CATEGORY DESCRIPTION                               SIZE                MANUFACTURER   COLOR/FINISH
                                                                       ----------------
                                                                       H     W     D
-----------------------------------------------------------------------------------------------------------------------------
  1221    2nd floor chair    equa                                                          Herman Miller  F7/DT
  1222    2nd floor chair    equa                                                          Herman Miller  3785 Taupe/MT
  1223    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1224    2nd floor chair    equa                                                          Herman Miller  3774/DT
  1225    2nd floor chair    equa                                                          Herman Miller  Blue Diamond/MT
  1226    2nd floor chair    equa                                                          Herman Miller  9212/MT
  1227    2nd floor chair    equa                                                          Herman Miller  3210 Grotto Blue/DT
  1228    2nd floor chair    equa                                                          Herman Miller  3774/DT
  1229    2nd floor chair    equa                                                          Herman Miller  Blue Diamond/MT
  1230    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1231    2nd floor chair    equa                                                          Herman Miller  4441 Navy/MT
  1232    2nd floor chair    equa                                                          Herman Miller  3774/DT
  1233    2nd floor chair    equa                                                          Herman Miller  3785/DT
  1234    2nd floor chair    equa                                                          Herman Miller  4441/MT
  1235    2nd floor chair    equa                                                          Herman Miller  3774/DT
  1236    2nd floor chair    equa                                                          Herman Miller  3786 Blue Med/DT
  1237    2nd floor chair    equa                                                          Herman Miller  3786/DT
  1238    2nd floor chair    equa                                                          Herman Miller  Blue Diamond/MT
  1239    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1240    2nd floor chair    equa                                                          Herman Miller  Blue Diamond/MT
  1241    2nd floor chair    equa                                                          Herman Miller  Blue Diamond/MT
  1242    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1243    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1244    2nd floor chair    equa                                                          Herman Miller  3785 Taupe/MT
  1245    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1246    2nd floor chair    equa                                                          Herman Miller  Blue Diamond/MT
  1247    2nd floor chair    equa                                                          Herman Miller  9212/MT
  1248    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1249    2nd floor chair    equa                                                          Herman Miller  3786/DT
  1250    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1251    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1252    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1253    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1254    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1255    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1256    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1257    2nd floor chair    equa                                                          Herman Miller  F7/MT
  1258    2nd floor chair    equa                                                          Herman Miller  9212/MT
  1259    2nd floor chair    equa                                                          Herman Miller  3786 Blue Med/DT

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
  1221
  1222
  1223
  1224
  1225
  1226
  1227
  1228
  1229
  1230
  1231
  1232
  1233
  1234
  1235
  1236
  1237
  1238
  1239
  1240
  1241
  1242
  1243
  1244
  1245
  1246
  1247
  1248
  1249
  1250
  1251
  1252
  1253
  1254
  1255
  1256
  1257
  1258
  1259

                      FHP FREESTANDING FURNITURE INVENTORY

-----------------------------------------------------------------------------------------------------------------------------
ITEM #     LOCATION    CATEGORY  DESCRIPTION                           SIZE                 MANUFACTURER   COLOR/FINISH
                                                                       -----------------
                                                                       H     W     D
-----------------------------------------------------------------------------------------------------------------------------
  1260     2nd floor   chair     equa                                                       Herman Miller   4429 Brown/MT
  1261     2nd floor   chair     equa                                                       Herman Miller   9212/MT
  1262     2nd floor   chair     equa                                                       Herman Miller   9212/MT
  1301     3rd floor   chair     equa                                                       Herman Miller   F12 Cobalt/MT
  1302     3rd floor   chair     equa                                                       Herman Miller   3786 Blue Med/DT
  1303     3rd floor   chair     equa                                                       Herman Miller   Blue Diamond/MT
  1304     3rd floor   chair     equa                                                       Herman Miller   F12/MT
  1305     3rd floor   chair     equa                                                       Herman Miller   Blue Diamond/MT
  1306     3rd floor   chair     equa                                                       Herman Miller   4441 Navy/MT
  1307     3rd floor   chair     equa                                                       Herman Miller   4441 Navy/MT
  1308     3rd floor   chair     equa                                                       Herman Miller   4441/MT
  1309     3rd floor   chair     equa                                                       Herman Miller   4441/MT
  1310     3rd floor   chair     equa                                                       Herman Miller   Blue Diamond/MT
  1311     3rd floor   chair     equa                                                       Herman Miller   3786 Blue Med/DT
  1312     3rd floor   chair     equa                                                       Herman Miller   9209 Claret/DT
  1313     3rd floor   chair     equa                                                       Herman Miller   3774 Dark Burg/DT
  1314     3rd floor   chair     equa                                                       Herman Miller   Blue Diamond/MT
  1315     3rd floor   chair     equa                                                       Herman Miller   F7/DT
  1316     3rd floor   chair     equa                                                       Herman Miller   Blue Diamond/MT
  1317     3rd floor   chair     equa                                                       Herman Miller   Blue Diamond/MT
  1318     3rd floor   chair     equa                                                       Herman Miller   F7/MT
  1319     3rd floor   chair     equa                                                       Herman Miller   F12 Cobalt/MT
  1320     3rd floor   chair     equa                                                       Herman Miller   4441 Navy/MT
  1321     3rd floor   chair     equa sled                                                  Herman Miller   3785 Taupe/MT
  1322     3rd floor   chair     equa sled                                                  Herman Miller   4441 Navy/MT
  1323     3rd floor   chair     equa sled                                                  Herman Miller   F8/BT
  1324     3rd floor   chair     equa sled                                                  Herman Miller   4441/MT
  1325     3rd floor   chair     equa sled                                                  Herman Miller   4441/MT
  1326     3rd floor   chair     equa sled                                                  Herman Miller   4441/MT
  1327     3rd floor   chair     equa sled                                                  Herman Miller   Blue Diamond/MT
  1328     3rd floor   chair     equa sled                                                  Herman Miller   4441/MT
  1329     3rd floor   chair     equa sled                                                  Herman Miller   Blue Diamond/MT
  1330     3rd floor   chair     equa sled                                                  Herman Miller   4441/MT
  1331     3rd floor   chair     equa sled                                                  Herman Miller   4441/MT
  1332     3rd floor   chair     equa sled                                                  Herman Miller   Blue Diamond/MT
  1333     3rd floor   chair     equa sled                                                  Herman Miller   F12/MT
  1334     3rd floor   chair     equa sled                                                  Herman Miller   Blue Diamond/MT
  1335     3rd floor   chair     equa sled                                                  Herman Miller   4441/MT
  1336     3rd floor   chair     equa sled                                                  Herman Miller   F7/MT

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
  1260
  1261
  1262
  1301
  1302
  1303
  1304
  1305
  1306
  1307
  1308
  1309
  1310
  1311
  1312
  1313
  1314
  1315
  1316
  1317
  1318
  1319
  1320
  1321
  1322
  1323
  1324
  1325
  1326
  1327
  1328
  1329
  1330
  1331
  1332
  1333
  1334
  1335
  1336

                      FHP FREESTANDING FURNITURE INVENTORY

-----------------------------------------------------------------------------------------------------------------------------------
ITEM #    LOCATION  CATEGORY  DESCRIPTION                                       SIZE                 MANUFACTURER   COLOR/FINISH
                                                                                ------------------
                                                                                H      W      D
-----------------------------------------------------------------------------------------------------------------------------------
  1337    3rd floor chair     equa sled                                                              Herman Miller  F7/MT
  1338    3rd floor chair     equa sled                                                              Herman Miller  4441/MT
  1339    3rd floor chair     equa sled                                                              Herman Miller  9212 Raisin/MT
  1340    3rd floor chair     equa sled                                                              Herman Miller  9209 Claret/MT
  1341    3rd floor chair     equa sled                                                              Herman Miller  Blue Diamond/MT
  1342    3rd floor chair     equa sled                                                              Herman Miller  4441/MT
   425       140    desk      desk return                                                45     24   ?              ?
   426       140    desk      single pedestal desk                                       72     36   ?              ?
   129       144    desk      ?                                                 ?      ?      ?      ?              medium cherry
   130       144    desk      desk return                                              ?      ?      ?              medium cherry
   119       167    desk      single pedestal (f,f), pencil drawer desk                  72     36   ?              walnut
   120       167    desk      single pedestal (f,f) return                               72     24   ?              walnut
   457       229    desk      double pedestal desk                              ?      ?      ?      Paoli          walnut
   354       319    desk      double pedestal desk, 29-3060dpcw                          60     30   Kimball        dark cherry
   309        ?     desk      double pedestal desk                                       71     36   ?              ark mahogany
   183       127    file      3 drawer lateral                                   52.5    36     18   Steelcase      grey
   133       144    file      2 drawer lateral                                     29    36     24   Steelcase ?    medium cherry
   109       147    file      2 door storage 970581ch                              65    36     18   Steelcase      grey 4606
    79       148    file      2 door storage cabinet                               72    36     18   Unknown        putty
    65       151    file      4 drawer lateral                                     53    42     18   Allsteel       putty
    59       152    file      box, box, file pedestal                            27.5    15     22   Herman Miller  grey
    60       152    file      box, box, file pedestal                            27.5    15     22   Herman Miller  grey
    61       152    file      box, box, file pedestal                            27.5    15     22   Herman Miller  grey
    62       152    file      box, box, file pedestal                            27.5    15     22   Herman Miller  grey
    48       156    file      box, box, file pedestal                              28    15     22   ?              putty
   260       205    file      3 drawer lateral                                     40    36     18   Allsteel       putty
   220       218    file      2 drawer lateral                                   27.5    30   18.5   Harpers        putty
   459       229    file      2 drawer lateral - wood                              29    36     24   ?              ?
   360       318    file      2 drawer lateral                                     29    36     34   ?              ?
   192     1a-014   file      2 door storage                                     52.5    36     18   Allsteel       putty
   166     1c-106   file      2 drawer lateral                                   27.5    30   18.5   ?              putty
   162     1c-108   file      2 drawer lateral                                   27.5    30   18.5   ?              putty
   161     1c-120   file      2 drawer lateral                                   27.5    30   18.5   ?              putty
   158     1c-122   file      2 drawer lateral                                   27.5    30   18.5   ?              putty
   156     1c-126   file      2 drawer lateral                                     40    42     18   Steelcase      putty
   157     1c-126   file      2 drawer lateral                                   27.5    30   18.5   ?              putty
   170     1c-132   file      2 drawer lateral                                   27.5    36     18   Allsteel       putty
   208     2a-010   file      2 drawer lateral                                   27.5    30   18.5   Harpers        putty
   209     2a-012   file      2 drawer lateral                                   27.5    30   18.5   Harpers        putty

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
  1337
  1338
  1339
  1340
  1341
  1342
   425
   426
   129
   130
   119   x
   120   x
   457
   354
   309
   183
   133
   109   x
    79   x
    65            x
    59            x
    60            x
    61            x
    62            x
    48   x
   260
   220
   459
   360
   192
   166
   162
   161
   158
   156
   157
   170
   208            x
   209

                      FHP FREESTANDING FURNITURE INVENTORY

--------------------------------------------------------------------------------------------------------------------------------
ITEM #    LOCATION  CATEGORY DESCRIPTION                                 SIZE                     MANUFACTURER   COLOR/FINISH
                                                                         -----------------------
                                                                         H       W        D
--------------------------------------------------------------------------------------------------------------------------------
  210     2a-014    file     2 drawer lateral                            27.5      30     18.5    Harpers        putty
  212     2a-016    file     2 drawer lateral                            27.5      30     18.5    Harpers        putty
  211     2a-020    file     2 drawer lateral                            27.5      30     18.5    Harpers        putty
  213     2a-022    file     2 drawer lateral                            27.5      30     18.5    Harpers        putty
  214     2a-024    file     2 drawer lateral                            27.5      30     18.5    Harpers        putty
  215     2a-026    file     2 drawer lateral                            27.5      30     18.5    Harpers        putty
  283     2c-162    file     2 drawer lateral                              28      36       19    Hon            putty
  284     2c-162    file     2 drawer lateral                              28      36       19    Hon            putty
  273     2c-194    file     2 drawer lateral                            27.5      30     18.5    Allsteel       putty
  258     2d-258    file     ?                                           ?       ?        ?       ?              ?
  370     3c-236    file     3 drawer lateral                              40      36       18    Allsteel       putty
  383     3c-302    file     3 drawer lateral                              40      36       18    ?              putty
  441        139    lamp     brass base, black shade                                              ?              N/A
  438        139    shelf    bookcase                                      40      36       17    ?              ?
  439        139    shelf    bookcase                                      40      36       17    ?              ?
  429        140    shelf    6 shelf bookcase                              72      36       12    ?              walnut
  125        144    shelf    5 shelf bookcase                              70    31.5     12.5    Steelcase ?    mahogany
  134        144    shelf    3 shelf bookcase                              46      36       12    Hon            medium cherry
   49        156    shelf    2 shelf bookcase                            29.5      35     12.5    Hon            putty
   50        156    shelf    4 shelf bookcase                            58.5      36       14    ?              putty
  135        160    shelf    2 unit metal shelving                         88      72       18    ?              grey
  465        226    shelf    4 shelf bookcase                              48    33.5       13    ?              ?
  450        229    shelf    5 shelf bookcase                              71      36       12    Hale?          ?
  352        319    shelf    5 shelf bookcase                              72      36       12    ?              dark cherry
  416        335    shelf    6 shelf bookcase                              72      36       12    ?              walnut
  304        ?      shelf    2 shelf bookcase                              30      36       16    ?              ?
  216     2a-046    shelf    4 shelf bookcase                              55      36       12    ?              dark putty
  269     2c-204    shelf    4 shelf bookcase                              53      42       18    ?              putty
  253     2d-280    shelf    3 shelf bookcase                            40.5      36       17    ?              cherry
  197        121    sofa     sofa - check fabric                           26    58.5       30    ?              burgundy/blue
  198        121    sofa     sofa - check fabric                           26    58.5       30    ?              burgundy/blue
  437        139    storage  overhead storage 3 doors                                             ?              ?
  440        139    storage  wardrobe                                      69      34       22    ?              ?
  424        140    storage  credenza-single pedestal                              72       24    ?              ?
  128        144    storage  kneespace credenza with keyboard              29    65.5       24    ?              medium cherry
  131        144    storage  overhead storage 3 doors                                             ?              medium cherry
  132        144    storage  overhead storage 3 doors                                             ?              medium cherry
  124        167    storage  overhead storage 3 doors                    19.5      45     16.5    ?              ?
  458        229    storage  credenza                                              66       20    Paoli          walnut

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
  210             x
  212
  211
  213
  214
  215
  283
  284
  273
  258
  370
  383
  441
  438
  439
  429
  125    x
  134
   49             x
   50    x
  135
  465
  450
  352
  416
  304
  216
  269
  253
  197
  198
  437
  440
  424
  128
  131
  132
  124
  458

                      FHP FREESTANDING FURNITURE INVENTORY

-----------------------------------------------------------------------------------------------------------------------------------
ITEM #    LOCATION  CATEGORY DESCRIPTION                                            SIZE               MANUFACTURER   COLOR/FINISH
                                                                                    -----------------
                                                                                    H     W      D
-----------------------------------------------------------------------------------------------------------------------------------
  359        318   storage  overhead - flipper style                                  19    60     16  ?              ?
  353        319   storage  kneespace credenza with keyboard                                65     24  Kimball        dark cherry
  355        319   storage  overhead - 3 door unit wiht light                       19.5  44.5   16.5  Kimball        dark cherry
  310        ?     storage  credenza - 2 drawer, door                                 29    66     20  ?              dark mahogany
  411     3b-102   storage  Times 2 storage                                           61  67.5     25  ?              ?
   12        111   table    42" round conference table                                                 Steelcase      mahogany
   13        111   table    4-leg end table                                           20    24     24  ?              Walnut
  448        120   table    42" round black with wood edge                                             Herman Miller  combo
  195        121   table    30" round table                                           18               ?              medium cherry
  196        121   table    end table                                                 20    30     29  ?              medium cherry
  151        138   table    42" round conference table                                                 ?              ?
  434        139   table    meeting table                                                   42         ?              walnut
  147        141   table    conference table                                          29    80     40  Knoll          dark cherry
  148        141   table    console table                                             29    34     14  ?              dark cherry
  114        143   table    36" round table                                                            ?              light-oak
   84        147   table    42" square laminate                                                        ?              Muti-colored
   85        147   table    42" square laminate                                                        ?              Muti-colored
   67        151   table    training table                                          28.5    59     29  ?              ?
   46        154   table    36" round table                                                            ?              blue specle
  121        167   table    42" round black with wood edge                                             Herman Miller  combo
  233        209   table    boat shape - 12" long, 47" wide, 37" narrow                                ?              ?
  232        210   table    42" round with round base                                                  ?              cherry
  231        211   table    42" round black with wood edge                                             Herman Miller  combo
  460        215   table    training table                                                  90     24  ?              ?
  461        215   table    training table                                                  90     24  ?              ?
  462        215   table    training table                                                  72     24  ?              ?
  463        215   table    training table                                                  72     24  ?              ?
  464        215   table    training table                                                  72     24  ?              ?
  452        229   table    42" round conference table                                                 ?              ?
  247        235   table    36" round table                                                            Herman Miller  grey
  336        313   table    boat shape - 12" long, 47" wide, 37" narrow                                ?              mahogany
  363        318   table    42" round black with wood edge                                             Herman Miller  combo
  305        ?     table    42" round conference table                                                 Paoli          mahogany
    5      lobby   table    square table                                              21    23     23  QFI            medium cherry
    6      lobby   table    square table                                              21    23     23  QFI            medium cherry
   44        116   visual   board w/ pull down screen, tack, markerboard              48    72         Egan           Mahogany
  449        118   visual   board with markerboard and tack surface                   48    36         ?              ?
  200        119   visual   board with markerboard and tack surface                   48    36         Nucraft        dark cherry
  447        120   visual   board with markerboard and tack surface                   42    30         ?              cherry

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
  359
  353
  355
  310
  411
   12    x
   13    x
  448
  195
  196
  151
  434
  147             x
  148
  114    x
   84    x
   85    x
   67             x
   46    x
  121    x
  233
  232
  231
  460
  461
  462
  463
  464
  452
  247
  336                      x
  363
  305
    5    x
    6    x
   44    x
  449
  200
  447

                      FHP FREESTANDING FURNITURE INVENTORY

-----------------------------------------------------------------------------------------------------------------------------------
ITEM #     LOCATION  CATEGORY DESCRIPTION                                           SIZE                MANUFACTURER  COLOR/FINISH
                                                                                   ----------------
                                                                                   H     W     D
-----------------------------------------------------------------------------------------------------------------------------------
  199        121    visual     board w/ pull down screen, tack, markerboard         48    48            ?             medium cherry
  446        126    visual     board with markerboard and tack surface              42    30            ?             cherry
  443        129    visual     board w/ pull down screen, tack, markerboard         48    48            ?             walnut
  117        167    visual     board with markerboard and tack surface              42    30            ?             dark oak
  246        235    visual     board w/ pull down screen, tack, markerboard         48    48            Egan          grey
  347        313    visual     board w/ pull down screen, tack, markerboard         48    48            ?             mahogany
   58     1b-070               ?                                                                        ?             ?

-------------------------------------------
ITEM #   CONDITION                   ISSUED
         ----------------------
         GOOD     FAIR     POOR
-------------------------------------------
  199
  446
  443
  117     x
  246
  347
  58

    FHP FIRST FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                          DESCRIPTION                                 PRODUCT            FINISHES
    ---                          -----------                                 -------            --------
     2            Radiused Edge C-Leg Rectangular Table, 29H 48W 24D       AO717.2448L    LT, MT, MT
     1            Radiused Edge Rectangular Table, 29H 60W 24D             AO712.2460L    LT, BU, BU
     1            *B-Front Ped, Stationary Box/Box/File 24D                G5120.24       BU, KD
     1            *B-Front Ped, Stationary File/File 24D                   G5130.24       MT, KD
     1            *B-Front Ped, Stationary File/File 24D                   G5130.24       BU, KD
     3            *Corner Work Surface, Radiused Edge 36W 24D              AO421.2436L    LT, MT
     1            *Corner Work Surface, Radiused Edge 48W 30D              AO421.3048L    LT, MT
     2            *Flipper Unit, A-Style Looking 16H 30W 13D               AO560.1330     KD, LT, 32, 12
     4            *Flipper Unit, A-Style Looking 16H 30W 13D               AO560.1330     KD, MT, 32, 12
     8            *Flipper Unit, A-Style Looking 16H 36W 13D               AO560.1336     KD, MT, 32, 12
     3            *Flipper Unit, A-Style Looking 16H 36W 13D               AO560.1636     KD, LG, ?
    10            *Flipper Unit, A-Style Looking 16H 48W 13D               AO560.1348     KD, MT, 32, 12
     1            *Flipper Unit, A-Style Looking 16H 48W 13D               AO560.1348     KD, MT, ?
     1            *Flipper Unit, A-Style Looking 16H 48W 16D               AO560.1648     KD, LG, ?
     2            *Options Panel, Uph Both Sides 24W, 42H                  MP2-4224N      10, W359/, 1, 10, W359/, 1
     2            *Options Panel, Uph Both Sides 36W, 64H                  MP2-6436N      10, W359/, 1, 10, W359/, 1
     2            *Options Panel, Uph Both Sides 48W, 64H                  MP2-6448N      10, W359/, 1, 10, W359/, 1
    12            *Pencil Drawer 3H21W 15D                                 G5010.         MT
     6            *Pencil Drawer 3H21W 15D                                 G5010.         BU
     2            *Pencil Drawer 3H21W 15D                                 G5010.         LT
     2            *Post Assembly 42H  End                                  MC1-42E1       J
     2            *Post Assembly 64H  End                                  MC1-64E1       J
     2            *Series 1 Connector, 2-Way 90, Hard Surfaced 62H         AO220.62H      LT
     2            *Series 1 Panel Finished End 62H                         AO250.62H      LT
     2            *Series 1 Panel, Fabric 62H 12W                          AO120.6212     LT, 64, ?, 64, ?
     4            *Series 1 Panel, Fabric 62H 30W                          AO120.6230     LT, 64, ?, 64, ?
     1            *Series 2 Connector, 2-Way 90, Hard Surfaced 32H         A1220.32H      MT, MT
     9            *Series 2 Connector, 2-Way 90, Hard Surfaced 62H         A1220.62H      MT, MT
     4            *Series 2 Connector, 2-Way 90, Hard Surfaced 67H         A1220.67H      MT, MT
     1            *Series 2 Connector, 3-Way 90, Hard Surfaced 62H         A1230.62H      MT, MT
     1            *Series 2 Finished End 32H                               A1250.32H      MT, MT
    11            *Series 2 Finished End 62H                               A1250.62H      MT, MT
     3            *Series 2 Finished End 67H                               A1250.67H      MT, MT
     1            *Series 2 Panel, Fabric, Cable Mgmt 32H 24W              A1120.3224N    MT, MT, 7M, 01, 7M, 01
     2            *Series 2 Panel, Fabric, Cable Mgmt 32H 42W              A1120.3242N    MT, MT, 7M, 01, 7M, 01
     2            *Series 2 Panel, Fabric, Cable Mgmt 39H 36W              A1120.3936N    MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt 39H 48W              A1120.3948N    MT, MT, 7M, 01, 7M, 01
    10            *Series 2 Panel, Fabric, Cable Mgmt 62H 12W              A1120.6212N    MT, MT, 7M, 01, 7M, 01
    13            *Series 2 Panel, Fabric, Cable Mgmt 62H 24W              A1120.6224N    MT, MT, 7M, 01, 7M, 01
     9            *Series 2 Panel, Fabric, Cable Mgmt 62H 36W              A1120.6236N    MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt 67H 12W              A1120.6712N    MT, MT, 7M, 01, 7M, 01
     2            *Series 2 Panel, Fabric, Cable Mgmt 67H 24W              A1120.6724N    MT, MT, 7M, 01, 7M, 01

    FHP FIRST FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                            DESCRIPTION                                PRODUCT            FINISHES
    ---                            -----------                                -------            --------
     1            *Series 2 Panel, Fabric, Cable Mgmt 67H 36W               A1120.6736N    MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt 67H 42W               A1120.6742N    MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 39H 24W  A1120.3924E    MT, MT, 7M, 01, 7M, 01
     9            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 48W  A1120.6248E    MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 30W  A1120.6730E    MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 42W  A1120.6742E    MT, MT, 7M, 01, 7M, 01
     4            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 48W  A1120.6748E    MT, MT, 7M, 01, 7M, 01
     4            *S-Front Ped, Stationary Box/Box/File 24D                 FAS10.2415F    LG, LG, KD, 2F
     5            *S-Front Ped, Stationary Box/Box/File 24D                 FAS10.2415F    MT, MT, KD, 2F
     1            *S-Front Ped, Stationary File/File 24D                    FAS10.2415B    LG, LG, KD, 2F
     4            *S-Front Ped, Stationary File/File 24D                    FAS10.2415B    MT, MT, KD, 2F
     1            *Shelf, A-Style 16H 24W 13D                               AO520.1324     MT
     3            *Shelf, A-Style 16H 36W 13D                               AO520.1336     MT
     4            *Tackboard, A-Style 16H 36W                               AO610.1636     ?
     9            *Tackboard, A-Style 16H 36W                               AO610.1636     64, ?
     2            *Tackboard, A-Style 16H 48W                               AO610.1648     ?
    10            *Tackboard, A-Style 16H 48W                               AO610.1648     64, ?
     2            *Tackboard, A-Style 16H 60W                               AO610.1660     64, ?
     2            *Task Light for 24W Shelf or Flipper Unit                 G6150.24M      LG
     1            *Task Light for 24W Shelf or Flipper Unit                 G6150.24M      MT
     1            *Task Light for 30W Shelf or Flipper Unit                 G6150.30M      LG
     4            *Task Light for 30W Shelf or Flipper Unit                 G6150.30M      MT
     3            *Task Light for 36W Shelf or Flipper Unit                 G6150.36M      LG
     7            *Task Light for 36W Shelf or Flipper Unit                 G6150.36M      MT
     2            *Task Light for 36W Shelf or Flipper Unit                 G6150.36M      BU
     1            *Task Light for 48W Shelf or Flipper Unit                 G6150.48M      LG
     5            *Task Light for 48W Shelf or Flipper Unit                 G6150.48M      LT
     7            *Task Light for 48W Shelf or Flipper Unit                 G6150.48M      MT
     1            *Wall Start 62H                                           A0210.62       MT
    11            *Wall Strip 60H                                           A0213.60       LT
     5            *Wall Strip 60H                                           A0213.60       MT
    13            *Wall Strip 84H                                           A0213.84       BU
     2            *Work Surf, Rad-Edge Rect Lam 24W 30D                     A0417.3024L    LT, LT
     2            *Work Surf, Rad-Edge Rect Lam 36W 24D                     A0417.2436L    LT, MT
     5            *Work Surf, Rad-Edge Rect Lam 42W 24D                     A0417.2442L    LT, MT
     6            *Work Surf, Rad-Edge Rect Lam 48W 24D                     A0417.2448L    LT, BU
     6            *Work Surf, Rad-Edge Rect Lam 48W 24D                     A0417.2448L    LT, MT
     2            *Work Surf, Rad-Edge Rect Lam 48W 24D                     A0417.2448L    LT, LT
     1            *Work Surf, Rad-Edge Rect Lam 60W 24D                     A0417.2460L    LT, MT
     3            *Work Surf, Rad-Edge Rect Lam 72W 24D                     A0417.2472L    LT, MT
     2            *Work Surf, Rad-Edge Rect Lam 72W 24D                     A0417.2472L    LT, BU
     1            *Work Surf, Rad-Edge Rect Lam 72W 24D                     A0417.2472L    LT, LT

    FHP FIRST FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                          DESCRIPTION                                PRODUCT             FINISHES
    ---                          -----------                                -------             --------
     2            *Work Surf, Rad-Edge Rect Lam 72W 30D                    AO417.3072L    LT, MT
     1            *Work Surf, Sq-Edge Rect Lam 24D 36W                     A2310.2436L    LT, MT
     1            *Work Surf, Sq-Edge Rect Lam 24D 42W                     A2310.2442L    LT, MT
     1            *Work Surf, Sq-Edge Rect Lam 24D 48W                     A2310.2448L    LT, MT
     5            90 Corner Worksurface with Cut-Out, 42"w X 24"d          WSK4224        ~A, MG, 1, GR
    10            90 Corner Worksurface with Cut-Out, 42"w X 24"d          WSK4224        ~A, MG, 6, GR
     1            Ceillag Infeed Panel  3-1/2WX5DX48H                      APXCIP4        J
     6            Corner Cover Three-Way 180  66"h                         CC6618A        ~Paint, G
     1            Corner Cover Three-Way 90  36"h                          CC3690C        ~Paint, G
    14            Corner Cover Three-Way 90  66"h                          CC6690A        ~Paint, G
     5            Double Component Vertical Wall Adapters, 36"h (2/pkg)    FCB36          G
     1            End Trim, 36"h                                           PET36          ~Paint, G
    26            End Trim, 66"h                                           PET66          ~Paint, G
     1            Flip Dr Unit, B-Style Wood, W/LK 16D 30W 15-1/2H         A3350.1630     KD, BU, RK
     4            Flip Dr Unit, B-Style Wood, W/LK 16D 36W 15-1/2H         A3350.1636     KD, BU, RA
     6            Flip Dr Unit, B-Style Wood, W/LK 16D 36W 15-1/2H         A3350.1636     KD, BU, RK
     2            Flip Dr Unit, B-Style Wood, W/LK 16D 60W 15-1/2H         A3350.1660     KD, BU, RK
     1            Frame, Npwr No Access 38H 30W                            E1110.3830N    NN, BU
     4            Frame, Npwr No Access 38H 36W                            E1110.3836N    NN, BU
     4            Frame, Npwr No Access 38H 48W                            E1110.3848N    NN, BU
     7            Frame, Npwr No Access 54H 30W                            E1110.5430N    NN, BU
     3            Frame, Npwr No Access 54H 42W                            E1110.5442N    NN, BU
     1            Frame, Npwr No Access 70H 30W                            E1110.7030N    NN, BU
     2            Frame, Npwr No Access 70H 36W                            E1110.7036N    NN, BU
     1            Frame, Npwr No Access 70H 42W                            E1110.7042N    NN, BU
     2            Frame, Npwr No Access 70H 48W                            E1110.7048N    NN, BU
     2            Frame, Pwr 4-Cire 54H 36W                                E1110.5436C    NN, BU
     2            Frame, Pwr 4-Cire 70H 30W                                E1110.7030C    NN, BU
     3            Frame, Pwr 4-Cire 70H 42W                                E1110.7042C    NN, BU
     7            Intermediate Corner Cover Three-Way 180 (No Cap), 36"h   CI3618J        G
     5            Intermediate Trim, 30"h                                  PIT30          ~Paint, G
    10            Keyboard Support, 24"w X 10"d for Worksurface with
                   Cut-Out only                                            WK241          ~A, ___, 1, GR, G
     2            Lat File, C-Frt F/S 2-Drw Veneer Frt 30W                 G5210.30CA     KD, BU, RK, A1
     4            Lat File, C-Frt F/S 2-Drw Veneer Frt 36W                 G5210.36CA     KD, BU, RK, F1
     7            Lateral File Unit, 2 Stacked File Drawers
                   27"h X 30"w X 18"d                                      DLS30          ~Foundat, G, D1, G, R, ~
    18            Modular Power Panel Frame, 36"h X 42"w                   PM3642         G, ~
    30            Modular Power Panel Frame, 66"h X 24"w                   PM6624         G, ~
    45            Modular Power Panel Frame, 66"h X 42"w                   PM6842         G, ~
     4            Modular Power Panel Frame, 66"h X 48"w                   PM6648         G, ~
     3            Overhead Cabinet, Panel-mounted, 15"h X 36"w X 13"d      DSF1336        ~Foundat, G, D1, G, R, ~, ~
    25            Overhead Cabinet, Panel-mounted, 15"h X 42"w X 13"d      DSF1342        ~Foundat, G, D1, G, R, ~, ~
     5            Overhead Cabinet, Panel-mounted, 15"h X 48"w X 13"d      DSF1348        ~Foundat, G, D1, G, R, ~, ~

    FHP FIRST FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                               DESCRIPTION                           PRODUCT                     FINISHES
    ---                               -----------                           -------                     --------
     2            Ped, C-Frt Stationary 12, 12 Veneer Frt 27H 15W          G5130.19CA     KD, BU, RA
     1            Ped, C-Frt Stationary 12, 12 Veneer Frt 27H 15W          G5130.19CA     KD, BU, RK
     1            Ped, C-Frt Stationary 6, 6, 12  Veneer Frt 27H 15W       G5120.19CA     KD, BU, RA
     3            Ped, C-Frt Stationary 6, 6, 12  Veneer Frt 27H 15W       G5120.19CA     KD, BU, RK
    16            Pedestal, Standard Pull, 22" Box, Box, File              DSA16612       -Foundat, ~D1AC, GD1, G, G, R, ~, ~No
     1            Power Infeed, Modular      61W, Base Power               AR1EP12
     1            Rect Table, Red-Edge C-Leg 24D 48W                       AO717.2448L    ?, BU, BU
     4            Rect Table, Red-Edge C-Leg 30D 72W                       AO717.3060L    ?, BU, BU
     1            Rect Table, Red-Edge C-Leg 30D 72W                       AO717.3072L    ?, BU, BU
     6            Rectangular Worksurface, 24"d X 24"w                     WS2424         ~A, MG, 1, GR, ~
    25            Rectangular Worksurface, 24"d X 42"w                     WS2442         ~A, MG, 1, GR, ~
     1            Rectangular Worksurface, 24"d X 48"w                     WS2448         ~A, MG, 1, GR, ~
     1            Rectangular Worksurface, 24"d X 60"w                     WS2460         ~A, MG, 1, GR, ~
     6            Rectangular Worksurface, 24"d X 66"w                     WS2466         ~A, MG, 1, GR, ~
     4            REG. FLIPPER DOOR-FABRIC 60"                             FDRF-5         ( ), , HC, 03E, FE, 0CC, , TR, 00E, ,
                                                                                           TR, OOE
     4            REGULAR SHELF 60"                                        SR-5           ,0V, 03E, , TR, 00E, , TR, 00E
     4            REGULAR WORK SURFACE 60" X 30"                           WS-530         ( ), 0H, 03P, , TR, 00E, , TR, 00E
     3            STRAIGHT FABRIC PANEL NO-POWER 36" X 48"                 EMN-348-B      (B), , 0F, 07M, , 0F, 07M, , TR, 00E, ,
                                                                                           TR, 00E
     6            STRAIGHT FABRIC PANEL NO-POWER 48" X 62"                 EMN-462-B      (B), , SL, 0CH, , SL, 0CH, , TR, 00E, ,
                                                                                           TR, 00E
    12            STRAIGHT FABRIC PANEL POWER 36" X 48"                    EMN-348-B      (B), , 0F, 07M, , 0F, 07M, , TR, 00E, ,
                                                                                           TR, 00E
     2            T End for Morrison Panel     6WX7DX64H, 64"Pnl/64"Spine  AX1M64643      J, J
     1            Tackboard, A-Style Single-Sided 15H 60W                  AO610.1660     64, 24
     4            Task Light, Std, Warm White 3500K, 36W                   G6150.36M      BU
     3            Tool Bar, B-Style 4H 30W                                 A3610.30       BU
     7            Tool Bar, B-Style 4H 36W                                 A3610.36       BU
    23            Universal Light, Standard Plug                           TU200          ~O, A, G
     9            Wall Adapter, 66"h                                       PWA66          G
     2            Wall Frame, 48"H  48WX5DX52H                             APF14848
     2            Wall Frame, 48"H  60WX5DX52H                             APF14860
     2            Wall Frame, 64"H  72WX5DX68H                             APF16472
     3            WALL MOUNT KIT 48"                                       WMK-48         , TR, 00E

    FHP SECOND FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                              DESCRIPTION                             PRODUCT              FINISHES
    ---                              -----------                             -------              --------
     1            Peninsula, Round-End 48W 24D, Radiused Edge              AO452.2448L    LT, MT, MT
     2            Work Surf, Rad-Edge Rect Lam 51 1/2W 24D                 AO417.2452L    LT, LT
     2            Work Surf, Rad-Edge Rect Lam 54W 24D                     AO417.2454L    LT, LT
    13            *B-Front F/S Lateral File 2-Drawer 30W                   G5210.30BB     MT, KD, A1
    11            *B-Front F/S Lateral File 2-Drawer 30W                   G5210.30BB     MT, KD, NN
     1            *B-Front F/S Lateral File 2-Drawer 36W                   G5210.36BB     MT, KD, NN
     1            *B-Front Ped, Mobile Box/Box/File 24D                    G5121.24       MT, KD
     4            *B-Front Ped, Stationary Box/Box/File 24D                G5120.24       MT, KD
    63            *B-Front Ped, Suspended Box/File                         G5112.19       MT, KD
     1            *B-Front Ped, Suspended Box/File                         G5112.19       LT, KD
     5            *Corner Work Surface, Radiused Edge 36W 24D              AO421.2436L    LT, LT
    21            *Corner Work Surface, Radiused Edge 36W 24D              AO421.2436L    LT, MT
     1            *Corner Work Surface, Radiused Edge 36W 24D              AO421.2436L    LG, LG
     6            *Corner Work Surface, Radiused Edge 42W 24D              AO421.2442L    LT, LT
     2            *Corner Work Surface, Radiused Edge 42W 24D              AO421.2442L    LT, MT
     3            *Flipper Unit, A-Style Locking 16H 24W 13D               AO560.1324     KD, MT, 32, 12
     4            *Flipper Unit, A-Style Locking 16H 24W 13D               AO560.1324     KD, MT, ?
     2            *Flipper Unit, A-Style Locking 16H 30W 13D               AO560.1330     KD, MT, 32, 12
    13            *Flipper Unit, A-Style Locking 16H 36W 13D               AO560.1336     KD, MT, ?
    46            *Flipper Unit, A-Style Locking 16H 36W 13D               AO560.1336     KD, MT, 32, 12
     1            *Flipper Unit, A-Style Locking 16H 36W 13D               AO560.1342     KD, MT, 64, ?
     6            *Flipper Unit, A-Style Locking 16H 42W 13D               AO560.1348     KD, MT, 32, 12
    21            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, MT, 32, 12
    61            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, MT, ?
     3            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, LT, ?
     3            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, LT, 32, 12
     1            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, MT, 64, ?
     5            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, BU, ?
     4            *Flipper Unit, A-Style Locking 16H 48W 16D               AO560.1648     KD, LG, ?
    29            *Keyboard Tray w/Palm Rest                               AMTKT
    28            *Options Panel, Uph Both Sides 24W, 42H                  MP2-4224N      10, W359/, 1, 10, W359/, 1
    12            *Options Panel, Uph Both Sides 36W, 64H                  MP2-6436N      10, W359/, 1, 10, W359/, 1
    11            *Options Panel, Uph Both Sides 36W, 64H                  MP2-6448N      10, W359/, 1, 10, W359/, 1
    64            *Pencil Drawer 3H 21W 15D                                G5010.         MT
    19            *Pencil Drawer 3H 21W 15D                                G5010.         BU
     6            *Pencil Drawer 3H 21W 15D                                G5010.         LG
    28            *Post Assembly 42H                  End                  MC1-42E1       J
    10            *Post Assembly 64H                  End                  MC1-64E1       J
     2            *Power Rail for Panel Base 36W                           MR3-E36
     2            *Power Rail for Panel Base 48W                           MR3-E48
     2            *Router Task Light 24W     For 30"-72" Cabinet           RT1-F24        L, J, ~
    19            *Series 1 Connector, 2-Way 90, Hard Surfaced 62H         AO220.62H      LT

    FHP SECOND FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                                  DESCRIPTION                         PRODUCT           FINISHES
    ---                                  -----------                         -------           --------
     4            *Series 1 Connector, 3-Way 90, Hard Surfaced 62H         AO230.62H      LT
     1            *Series 1 Connector, 3-Way 90, Hard Surfaced 80H         AO230.80H      LT
     1            *Series 1 Connector, 3-Way 90, Hard Surfaced 80H         AO230.80H      MT
    27            *Series 1 Panel Finished End 62H                         AO250.62H      LT
     1            *Series 1 Panel Finished End 62H                         AO250.62H      LG
     2            *Series 1 Panel Finished End 80H                         AO250.80H      LT
     2            *Series 1 Panel, Fabric 48H 24W                          AO120.4824     MT, 7M, 01, 7M, 01
     4            *Series 1 Panel, Fabric 48H 36W                          AO120.4836     MT, 7M, 01, 7M, 01
    51            *Series 1 Panel, Fabric 62H 24W                          AO120.6224     LT, ?, ?
    48            *Series 1 Panel, Fabric 62H 30W                          AO120.6230     LT, ?, ?
     2            *Series 1 Panel, Fabric 80H 12W                          AO120.8012     LT, ?, ?
     4            *Series 1 Panel, Fabric 80H 24W                          AO120.8024     LT, ?, ?
     2            *Series 1 Panel, Fabric 80H 36W                          AO120.8036     LT, ?, ?
     1            *Series 1 Panel, Fabric 80H 48W                          AO120.8048     LT, ?, ?
     1            *Series 2 Base Power Entry, Direct Connect Reversible,
                   4 Circuit                                               A1322.06E
     1            *Series 2 Ceiling Power Entry, Direct Connect,
                   Powered 62H                                             A1325.62E      MT, MT
     1            *Series 2 Connector, 2-Way 90, Hard Surfaced 47H         A1220.47H      LT, MT
    31            *Series 2 Connector, 2-Way 90, Hard Surfaced 62H         A1220.62H      MT, MT
    42            *Series 2 Connector, 2-Way 90, Hard Surfaced 62H         A1220.62H      LT, MT
     2            *Series 2 Connector, 2-Way 90, Hard Surfaced 85H         A1220.85H      MT, MT
     4            *Series 2 Connector, 3-Way 90, Hard Surfaced 47H         A1230.47H      LT, MT
     6            *Series 2 Connector, 3-Way 90, Hard Surfaced 53H         A1230.53H      MT, MT
     4            *Series 2 Connector, 3-Way 90, Hard Surfaced 62H         A1230.62H      MT, MT
    22            *Series 2 Connector, 3-Way 90, Hard Surfaced 62H         A1230.62H      LT, MT
     6            *Series 2 Connector, 4-Way 90 62H                        A1240.62H      MT
     3            *Series 2 Connector, 4-Way 90 62H                        A1240.62H      LT
    77            *Series 2 Finished End 62H                               A1250.62H      LT, MT
    38            *Series 2 Finished End 62H                               A1250.62H      MT, MT
     2            *Series 2 Finished End 62H                               A1250.62H      LG, MT
     1            *Series 2 Finished End 85H                               A1250.85H      MT, MT
     2            *Series 2 Panel, Fabric, Cable Mgmt 47H 36W              A1120.4736N    MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt 62H 12W              A1120.6212N    MT, MT, 7M, 01, 7M, 01
    22            *Series 2 Panel, Fabric, Cable Mgmt 62H 12W              A1120.6212N    LT, MT, ?, ?
     7            *Series 2 Panel, Fabric, Cable Mgmt 62H 24W              A1120.6224N    MT, MT, 7M, 01, 7M, 01
    48            *Series 2 Panel, Fabric, Cable Mgmt 62H 24W              A1120.6224N    LT, MT, ?, ?
    19            *Series 2 Panel, Fabric, Cable Mgmt 62H 30W              A1120.6230N    MT, MT, 7M, 01, 7M, 01
    39            *Series 2 Panel, Fabric, Cable Mgmt 62H 30W              A1120.6230N    LT, MT, ?, ?
    52            *Series 2 Panel, Fabric, Cable Mgmt 62H 36W              A1120.6236N    MT, MT, 7M, 01, 7M, 01
    18            *Series 2 Panel, Fabric, Cable Mgmt 62H 36W              A1120.6236N    LT, MT, ?, ?
     1            *Series 2 Panel, Fabric, Cable Mgmt 62H 36W              A1120.6236N    LT, MT, 7M, 01, 7M, 01
    17            *Series 2 Panel, Fabric, Cable Mgmt 62H 48W              A1120.6248N    MT, MT, 7M, 01, 7M, 01
    72            *Series 2 Panel, Fabric, Cable Mgmt 62H 48W              A1120.6248N    LT, MT, ?, ?

    FHP FIRST FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                                   DESCRIPTION                        PRODUCT              FINISHES
    ---                                   -----------                        -------              --------
     2            *Series 2 Panel, Fabric, Cable Mgmt 62H 48W               A1120.6248N   ?, ?, ?, ?
     1            *Series 2 Panel, Fabric, Cable Mgmt 85H 12W               A1120.8512N   MT, MT, 7M, 01, 7M, 01
     2            *Series 2 Panel, Fabric, Cable Mgmt 85H 24W               A1120.8524N   MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt 85H 36W               A1120.8536N   MT, MT, 7M, 01, 7M, 01
     4            *Series 2 Panel, Fabric, Cable Mgmt 85H 48W               A1120.8548N   MT, MT, 7M, 01, 7M, 01
     9            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 47H 36W  A1120.4736E   MT, MT, 7M, 01, 7M, 01
    15            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 53H 36W  A1120.5336E   MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 12W  A1120.6212E   MT, MT, 7M, 01, 7M, 01
     3            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 12W  A1120.6212E   LT, MT, ?, ?
     3            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 24W  A1120.6224E   LT, MT, ?, ?
     4            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 24W  A1120.6224E   MT, MT, 7M, 01, 7M, 01
     1            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 30W  A1120.6230E   LT, MT, ?, ?
    27            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 36W  A1120.6236E   MT, MT, 7M, 01, 7M, 01
     5            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 36W  A1120.6236E   LT, MT, ?, ?
     4            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 42W  A1120.6242E   MT, MT, 7M, 01, 7M, 01
    18            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 48W  A1120.6248E   MT, MT, 7M, 01, 7M, 01
     6            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 48W  A1120.6248E   LT, MT, ?, ?
     1            *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 48W  A1120.6248E   ?, ?, ?, ?
     2            *S-Front F/S Lateral File 2-Drawer 30W                    FAS22.2030A   MT, MT, KD, A1
     1            *S-Front F/S Lateral File 2-Drawer 36W                    FAS22.2036A   MT, MT, KD, F1
     4            *S-Front F/S Lateral File 2-Drawer 36W                    FAS22.2036A   MT, MT, KD, NN
     1            *S-Front F/S Lateral File 2-Drawer 42W                    FAS22.2042A   MT, MT, KD, NN
     2            *S-Front Ped, Stationary Box/Box/File 20D                 FAS10.2015F   MT, MT, KD, 2F
     1            *S-Front Ped, Stationary Box/Box/File 20D                 FAS10.2015F   LG, LG, KD, 2F
     1            *S-Front Ped, Stationary Box/Box/File 24D                 FAS10.2415F   LG, LG, KD, 2F
     6            *S-Front Ped, Stationary File/File 20D                    FAS10.2015B   MT, MT, KD, 2F
     1            *S-Front Ped, Stationary File/File 20D                    FAS10.2015B   LG, LG, KD, 2F
    31            *S-Front Ped, Stationary File/File 24D                    FAS10.2415B   MT, MT, KD, 2F
     2            *S-Front Ped, Support w/brkt Box/Box/File 20D             FAS13.2015F   MT, MT, KD, 1A
     2            *Shelf, A-Style 16H 24W 13D                               AO520.1324    MT
     2            *Shelf, A-Style 16H 24W 13D                               AO520.1324    LT
     4            *Shelf, A-Style 16H 30W 13D                               AO520.1330    LT
     7            *Shelf, A-Style 16H 30W 13D                               AO520.1330    MT
     1            *Shelf, A-Style 16H 36W 13D                               AO520.1336    LT
    17            *Shelf, A-Style 16H 36W 13D                               AO520.1336    MT
     2            *Shelf, A-Style 16H 36W 13D                               AO520.1336    BU
     9            *Shelf, A-Style 16H 48W 13D                               AO520.1348    MT
     2            *Shelf, A-Style 16H 48W 13D                               AO520.1348    LT
    14            *Shelf, Storage/Display A-Style 8H 24W 13D                AO522.1324    LT
     4            *Shelf, Storage/Display A-Style 8H 24W 13D                AO522.1324    MT
    18            *Shelf, Storage/Display A-Style 8H 30W 13D                AO522.1330    LT
     1            *Shelf, Storage/Display A-Style 8H 36W 13D                AO522.1336    MT

    FHP SECOND FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                          DESCRIPTION                                PRODUCT      FINISHES
    ---                          -----------                                -------      --------
     1            *Tackboard, A-Style 12H 48W                              AO610.1248     ?
     3            *Tackboard, A-Style 16H 24W                              AO610.1624     ?
    15            *Tackboard, A-Style 16H 30W                              AO610.1630     ?
     5            *Tackboard, A-Style 16H 30W                              AO610.1630     64, ?
    17            *Tackboard, A-Style 16H 36W                              AO610.1636     ?
     5            *Tackboard, A-Style 16H 42W                              AO610.1642     ?
    95            *Tackboard, A-Style 16H 48W                              AO610.1648     ?
     1            *Tackboard, A-Style 16H 48W                              AO610.1648     7M, 01
     1            *Tackboard, A-Style 16H 60W                              AO610.1660     ?
     9            *Task Light for 24W Shelf or Flipper Unit                G6150.24M      MT
    19            *Task Light for 30W Shelf or Flipper Unit                G6150.30M      MT
    17            *Task Light for 36W Shelf or Flipper Unit                G6150.36M      MT
     1            *Task Light for 36W Shelf or Flipper Unit                G6150.36M      BU
     4            *Task Light for 42W Shelf or Flipper Unit                G6150.42M      MT
    76            *Task Light for 48W Shelf or Flipper Unit                G6150.48M      MT
    23            *Task Light for 48W Shelf or Flipper Unit                G6150.48M      LT
     1            *Task Light for 48W Shelf or Flipper Unit                G6150.48M      BU
     4            *Task Light for 48W Shelf or Flipper Unit                G6150.48M      LG
     1            *Wall Start 48H                                          AO210.48       MT
     2            *Wall Start 62H                                          AO210.62       MT
     1            *Wall Start 80H                                          AO210.80       MT
    49            *Wall Strip 60H                                          AO213.60       LT
     2            *Work Surf, Rad-Edge Rect Lam 24W 24D                    AO417.2424L    LT, LT
     3            *Work Surf, Rad-Edge Rect Lam 24W 24D                    AO417.2424L    LT, MT
     1            *Work Surf, Rad-Edge Rect Lam 24W 24D                    AO417.2424L    LG, LG
     1            *Work Surf, Rad-Edge Rect Lam 30W 24D                    AO417.2430L    LT, MT
     1            *Work Surf, Rad-Edge Rect Lam 30W 24D                    AO417.2430L    LT, BU
     1            *Work Surf, Rad-Edge Rect Lam 30W 24D                    AO417.2430L    LT, LT
    26            *Work Surf, Rad-Edge Rect Lam 36W 24D                    AO417.2436L    LT, MT
     1            *Work Surf, Rad-Edge Rect Lam 36W 24D                    AO417.2436L    LG, LG
     3            *Work Surf, Rad-Edge Rect Lam 42W 24D                    AO417.2442L    LT, MT
    44            *Work Surf, Rad-Edge Rect Lam 48W 24D                    AO417.2448L    LT, MT
     1            *Work Surf, Rad-Edge Rect Lam 48W 24D                    AO417.2448L    LG, LG
     9            *Work Surf, Rad-Edge Rect Lam 48W 24D                    AO417.2448L    LT, BU
     8            *Work Surf, Rad-Edge Rect Lam 48W 24D                    AO417.2448L    LT, LT
     8            *Work Surf, Rad-Edge Rect Lam 48W 30D                    AO417.3048L    LT, BU
     3            *Work Surf, Rad-Edge Rect Lam 48W 30D                    AO417.3048L    LT, LT
    10            *Work Surf, Rad-Edge Rect Lam 48W 30D                    AO417.3048L    LT, MT
    15            *Work Surf, Rad-Edge Rect Lam 60W 24D                    AO417.2460L    LT, MT
     5            *Work Surf, Rad-Edge Rect Lam 60W 24D                    AO417.2460L    LT, LT
     3            *Work Surf, Rad-Edge Rect Lam 60W 24D                    AO417.2460L    LG, LG
     2            *Work Surf, Rad-Edge Rect Lam 60W 30D                    AO417.3060L    LT, BU

      FHP SECOND FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                            DESCRIPTION                               PRODUCT           FINISHES
    ---                            -----------                               -------           --------
     7            *Work Surf, Rad-Edge Rect Lam 60W 30D                    AO417.3060L    LT, LT
     8            *Work Surf, Rad-Edge Rect Lam 60W 30D                    AO417.3060L    LG, LG
     1            *Work Surf, Rad-Edge Rect Lam 60W 30D                    AO417.3060L    LT, MT
    20            *Work Surf, Rad-Edge Rect Lam 72W 24D                    AO417.2472L    LT, MT
     4            *Work Surf, Rad-Edge Rect Lam 72W 24D                    AO417.2472L    LT, BU
    12            *Work Surf, Rad-Edge Rect Lam 72W 24D                    AO417.2472L    LT, LT
     9            *Work Surf, Rad-Edge Rect Lam 72W 30D                    AO417.3072L    LT, MT
     4            *Work Surf, Rad-Edge Rect Lam 72W 30D                    AO417.3072L    LT, BU
     9            *Work Surf, Rad-Edge Rect Lam 72W 30D                    AO417.3072L    LT, LT
     1            *Work Surf, Sq-Edge Rect Lam 24D 36W                     A2310.2436L    LG, LG
     2            Ceiling Infeed Panel                3-1/2WX5DX48H        APXCIP4        J
     1            Ceiling Infeed Panel                3-1/2WX5DX48H        APXCIP4        S
     9            Conn, 3-Way 90 Deg Hard 62H                              A1230.62H      MT, MT
     4            Lat File, B-Frt F/S 2-Drw Solid Color Frt 30W            G5210.30BB     MT, KD, A1
     2            Lateral File, A-Style Susp Lam Front, W/Lock 36W         AO510.1636     KD, LT, LT
     7            Lateral File, A-Style Susp Lam Front, W/Lock 48W         AO510.1648     KD, BU, LT
    12            Lateral File, A-Style Susp Lem Front, W/Lock 48W         AO510.1848     KD, LT, LT
     1            Panel, Fabric Npwr 62H 12W                               A1120.6212N    MT, MT, 7M, 01, 7M, 01
     2            Panel, Fabric Npwr 62H 18W                               A1120.6218N    MT, MT, 7M, 01, 7M, 01
     6            Panel, Fabric Npwr 62H 24W                               A1120.6224N    MT, MT, 7M, 01, 7M, 01
     1            Panel, Fabric Npwr 85H 24W                               A1120.8524N    MT, MT, 7M, 01, 7M, 01
     1            Panel, Fabric Npwr 85H 48W                               A1120.8548N    MT, MT, 7M, 01, 7M, 01
     2            Panel, Fabric Pwr 4-Cinc 62H 18W                         A1120.6218E    MT, MT, 7M, 01, 7M, 01
    13            Power Infeed, Modular      61W, Base Power               AR1EP12
     2            Reuter Open Shelf, Morr Brkt   48W, 13D, 8H              RS1-M48        J
     2            Reuter Overhead Cabinet, I  Door 36W, 14-1/4D, 14-3/4H   RO1-M36        J, J, L
    21            T End for Morrison Panel  6WX7DX64H, 64"Pnl/64"Spine     AX1M6463       J, J
     5            Wall Frame, 48"H         48WX5DX52H                      APF14848
    10            Wall Frame, 48"H         60WX5DX52H                      APF14860
    13            Wall Frame, 64"H         48WX5DX68H                      APF16448
    28            Wall Frame, 64"H         60WX5DX68H                      APF16460
     6            Wall Frame, 64"H         72WX5DX68H                      APF16472

      FHP THIRD FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                            DESCRIPTION                                PRODUCT            FINISHES
    ---                            -----------                                -------            --------
     1            Radiused Edge Rouad Table, 36 Diameter                   AO715.36L      LT, MT, MT
     1            Work Surf, Rad-Edge Rect Lam 54W 24D                     AO417.2454L    LT, BU
     4            *B-Front F/S Lateral File 2-Drawer 30W                   G5210.3088     MT, KD, A1
    14            *B-Front Ped, Stationary Box/Box/File 20D                G5120.19       MT, KD
     1            *B-Front Ped, Stationary Box/Box/File 20D                G5120.19       BU, KD
     8            *B-Front Ped, Stationary File/File 20D                   G5130.19       MT, KD
    68            *B-Front Ped, Suspended Box/File                         G5112.19       MT, KD
    34            *Corner Work Surface, Radiused Edge 36W 24D              AO421.2436L    LT, MT
     6            *Corner Work Surface, Radiused Edge 36W 24D              AO421.2436L    LT, LT
     5            *Corner Work Surface, Radiused Edge 36W 24D              AO421.2436L    LG, LG
     1            *Corner Work Surface, Radiused Edge 42W 24D              AO421.2442L    LT, LT
     3            *Corner Work Surface, Radiused Edge 42W 24D              AO421.2442L    LT, MT
     2            *Corner Work Surface, Radiused Edge 48W 30D              AO421.3048L    LT, MT
     3            *Flipper Unit, A-Style Locking 16H 24W 13D               AO560.1324     KD, MT, 32, 12
    11            *Flipper Unit, A-Style Locking 16H 30W 13D               AO560.1330     KD, MT, 32, 12
     1            *Flipper Unit, A-Style Locking 16H 30W 13D               AO560.1330     KD, MT, ?
     3            *Flipper Unit, A-Style Locking 16H 36W 13D               AO560.1336     KD, MT, 32, 12
     8            *Flipper Unit, A-Style Locking 16H 42W 13D               AO560.1342     KD, MT, 32,12
    40            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, MT, 32, 12
    10            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, LT, ?
    11            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, MT, ?
     8            *Flipper Unit, A-Style Locking 16H 48W 13D               AO560.1348     KD, LT, 38, 67
     2            *Flipper Unit, A-Style Locking 16H 60W 13D               AO560.1360     KD, MT, ?
    50            *Keyboard Tray wPalm Rest                                AMTKT
    10            *Options Panel, Uph Both Sides 24W, 42H                  MP2-4224N      10, W359/, 1, 10, W359/, 1
    12            *Options Panel, Uph Both Sides 24W, 64H                  MP2-6424N      10, W359/, 1, 10, W359/, 1
    10            *Options Panel, Uph Both Sides 30W, 42H                  MP2-4230N      10, W359/, 1, 10, W359/, 1
     4            *Options Panel, Uph Both Sides 30W, 64H                  MP2-6430N      10, W359/, 1, 10, W359/, 1
     4            *Options Panel, Uph Both Sides 36W, 42H                  MP2-4236N      10, W359/, 1, 10, W359/, 1
    24            *Options Panel, Uph Both Sides 36W, 42H                  MP2-6436N      10, W359/, 1, 10, W359/, 1
     3            *Options Panel, Uph Both Sides 48W, 42H                  MP2-4248N      10, W359/, 1, 10, W359/, 1
    25            *Options Panel, Uph Both Sides 48W, 64H                  MP2-6448N      10, W359/, 1, 10, W359/, 1
   106            *Pencil Drawer 3H 21W 15D                                G5010.         MT
    19            *Pencil Drawer 3H 21W 15D                                G5010.         BU
     2            *Pencil Drawer 3H 21W 15D                                G5010.         LG
     1            *Peninsula, Round-End 72W 30D, Radiused Edge             AO452.3072L    LT, MT, KT
     4            *Post Assembly 42H                  2-Way 90             MC1-42L2       J
    23            *Post Assembly 42H                  End                  MC1-42E1       J
     6            *Post Assembly 64H                  2-Way 90             MC1-64L2       J
    27            *Post Assembly 64H                  End                  MC1-64E1       J
     2            *Reuter Open Shelf                  30W, 13D, 8H         RS1-N30        S
    10            *Reuter Open Shelf                  36W, 13D, 8H         RS1-N36        S

      FHP THIRD FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                               DESCRIPTION                            PRODUCT                FINISHES
    ---                               -----------                            -------                --------
      6       *Renter Task Light 24W     For 30"-72" Cabinet               RT1-F24             L,J, ~
      1       *Series 1 Base Power Entry, Direct Connect, 3 Circuit        AO322.L             MT
     15       *Series 1 Connector, 2-Way 90, Hard Surfaced 48H             AO220.48H           LT
     29       *Series 1 Connector, 2-Way 90, Hard Surfaced 62H             AO220.62H           LT
      4       *Series 1 Connector, 2-Way 90, Hard Surfaced 62H             AO220.62H           MT
      6       *Series 1 Connector, 3-Way 90, Hard Surfaced 48H             AO230.48H           LT
     26       *Series 1 Connector, 3-Way 90, Hard Surfaced 62H             AO230.62H           LT
      1       *Series 1 Connector, 4-Way 90 48H                            AO240.48H           LT
     37       *Series 1 Panel Finished End 48H                             AO250.48H           LT
     72       *Series 1 Panel Finished End 62H                             AO250.62H           LT
      4       *Series 1 Panel Finished End 62H                             AO250.62H           LG
      2       *Series 1 Panel Finished End 62H                             AO250.62H           MT
      1       *Series 1 Panel, Fabric 48H 12W                              AO120.4812          LT, ?, ?
     21       *Series 1 Panel, Fabric 48H 24W                              AO120.4824          LT, ?, ?
     22       *Series 1 Panel, Fabric 48H 30W                              AO120.4830          LT, ?, ?
     20       *Series 1 Panel, Fabric 48H 36W                              AO120.4836          LT, ?, ?
      2       *Series 1 Panel, Fabric 48H 36W                              AO120.4836          LT, 7M, 01, 7M, 01
      2       *Series 1 Panel, Fabric 48H 36W                              AO120.4836          MT, 7M, 01, 7M, 01
      7       *Series 1 Panel, Fabric 48H 48W                              AO120.4848          LT, ?, ?
      3       *Series 1 Panel, Fabric 62H 12W                              AO120.6212          LT, ?, ?
      1       *Series 1 Panel, Fabric 62H 12W                              AO120.6212          MT, 7M, 01, 7M, 01
     43       *Series 1 Panel, Fabric 62H 24W                              AO120.6224          LT, ?, ?
      1       *Series 1 Panel, Fabric 62H 24W                              AO120.6224          MT, 7M, 01, 7M, 01
     34       *Series 1 Panel, Fabric 62H 30W                              AO120.6230          LT, ?, ?
     19       *Series 1 Panel, Fabric 62H 30W                              AO120.6230          MT, 7M, 01, 7M, 01
     35       *Series 1 Panel, Fabric 62H 36W                              AO120.6236          MT, 7M, 01, 7M, 01
     13       *Series 1 Panel, Fabric 62H 36W                              AO120.6236          LT, ?, ?
     50       *Series 1 Panel, Fabric 62H 48W                              AO120.6248          LT, ?, ?
      1       *Series 1 Panel, Fabric 62H 48W                              AO120.6248          ?, ?, ?
              *Series 2 Base Power Entry, Direct Connect
      6       Reversible, 4 Circuit                                        A1322.06E
      1       *Series 2 Connector, 2-Way 90, Hard Surfaced 53H             A1220.53H           MT, MT
      6       *Series 2 Connector, 2-Way 90, Hard Surfaced 62H             A1220.62H           MT, MT
     27       *Series 2 Connector, 2-Way 90, Hard Surfaced 67H             A1220.67H           MT, MT
      1       *Series 2 Connector, 2-Way 90, Hard Surfaced 67H             A1220.67H           LT, MT
      4       *Series 2 Connector, 3-Way 90, Hard Surfaced 53H             A1230.53H           MT, MT
      4       *Series 2 Connector, 3-Way 90, Hard Surfaced 53H             A1230.53H           LT, MT
      2       *Series 2 Connector, 3-Way 90, Hard Surfaced 62H             A1230.62H           MT, MT
     19       *Series 2 Connector, 3-Way 90, Hard Surfaced 67H             A1230.67H           MT, MT
      2       *Series 2 Connector, 4-Way 90 67H                            A1240.67H           MT
      1       *Series 2 Finished End 47H                                   A1250.47H           LT, MT
      1       *Series 2 Finished End 53H                                   A1250.53H           MT, MT
      4       *Series 2 Finished End 53H                                   A1250.53H           LT, MT

              FHP THIRD FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                               DESCRIPTION                            PRODUCT                FINISHES
    ---                               -----------                            -------                --------
      5       *Series 2 Finished End 62H                                   A1250.62H           MT, MT
     44       *Series 2 Finished End 67H                                   A1250.67H           MT, MT
      5       *Series 2 finished End 67 H                                  A1250.67H           LT, MT
      1       *Series 2 Panel, Fabric, Cable Mgmt 47H 36W                  A1120.4736N         MT, MT, 7M, 01, 7M, 01
      2       *Series 2 Panel, Fabric, Cable Mgmt 53H 36W                  A1120.5336N         MT, MT, 7M, 01, 7M, 01
      3       *Series 2 Panel, Fabric, Cable Mgmt 62H 24W                  A1120.6224N         MT, MT, 7M, 01, 7M, 01
      1       *Series 2 Panel, Fabric, Cable Mgmt 62H 42W                  A1120.6242N         MT, MT, 7M, 01, 7M, 01
      2       *Series 2 Panel, Fabric, Cable Mgmt 62H 48W                  A1120.6248N         MT, MT, 7M, 01, 7M, 01
      1       *Series 2 Panel, Fabric, Cable Mgmt 62H 60W                  A1120.6260N         MT, MT, 7M, 01, 7M, 01
      1       *Series 2 Panel, Fabric, Cable Mgmt 67H 12W                  A1120.6712N         MT, MT, 7M, 01, 7M, 01
     39       *Series 2 Panel, Fabric, Cable Mgmt 67H 24W                  A1120.6724N         MT, MT, 7M, 01, 7M, 01
     21       *Series 2 Panel, Fabric, Cable Mgmt 67H 30W                  A1120.6730N         MT, MT, 7M, 01, 7M, 01
     28       *Series 2 Panel, Fabric, Cable Mgmt 67H 36W                  A1120.6736N         MT, MT, 7M, 01, 7M, 01
      5       *Series 2 Panel, Fabric, Cable Mgmt 67H 42W                  A1120.6742N         MT, MT, 7M, 01, 7M, 01
     20       *Series 2 Panel, Fabric, Cable Mgmt 67H 48W                  A1120.6748N         MT, MT, 7M, 01, 7M, 01
      4       *Series 2 Panel, Fabric, Cable Mgmt 67H 48W                  A1120.6748N         LT, MT, ?, ?
      1       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 47H 36W     A1120.4736E         ?, ?, ?, ?
      1       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 53H 24W     A1120.5324E         MT, MT, 7M, 01, 7M, 01
      3       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 53H 30W     A1120.5330E         LT, MT, ?, ?
     12       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 53H 36W     A1120.5336E         MT, MT, 7M, 01, 7M, 01
      6       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 53H 48W     A1120.5348E         LT, MT, ?, ?
      1       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 12W     A1120.6212E         MT, MT, 7M, 01, 7M, 01
      3       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 24W     A1120.6224E         MT, MT, 7M, 01, 7M, 01
      8       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 30W     A1120.6230E         MT, MT, 7M, 01, 7M, 01
      1       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 48W     A1120.6248E         MT, MT, 7M, 01, 7M, 01
      2       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 62H 60W     A1120.6260E         MT, MT, 7M, 01, 7M, 01
      6       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 24W     A1120.6724E         MT, MT, 7M, 01, 7M, 01
      4       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 24W     A1120.6724E         LT, ?, ?, ?
     14       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 30W     A1120.6730E         MT, MT, 7M, 01, 7M, 01
      8       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 36W     A1120.6736E         MT, MT, 7M, 01, 7M, 01
      4       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 42W     A1120.6742E         MT, MT, 7M, 01, 7M, 01
      6       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 48W     A1120.6748E         MT, MT, 7M, 01, 7M, 01
      2       *Series 2 Panel, Fabric, Cable Mgmt w/4-Crct Pwr 67H 48W     A1120.6748E         LT, MT, ?, ?
      2       *S-Front F/S Lateral File 2-Drawer 36W                       FAS22.2036A         MT, MT, KD, F1
      2       *S-Front Ped, Stationary Box/Box/File 20D                    FAS10.2015F         LG, LG, KD, 2F
     16       *S-Front Ped, Stationary Box/Box/File 20D                    FAS10.2015F         MT, MT, KD, 2F
     12       *S-Front Ped, Stationary File/File 20D                       FAS10.2015B         MT, MT, KD, 2F
      2       *S-Front Ped, Support w/brk1 Box/Box/File 20D                FAS13.2015F         MT, MT, KD, 1A
      1       *S-Front Ped, Suspended Box/File                             FAS12.2015A         MT, MT, KD
     10       *Shelf, A-Style 16H 24W 13D                                  AO520.1324          MT
      8       *Shelf, A-Style 16H 24W 13D                                  AO520.1324          LT
      1       *Shelf, A-Style 16H 24W 13D                                  AO520.1324          BU

              FHP THIRD FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                               DESCRIPTION                            PRODUCT                FINISHES
    ---                               -----------                            -------                --------
      7       *Shelf, A-Style 16H 30W 13D                                  AO520.1330          MT
     55       *Shelf, A-Style 16H 36W 13D                                  AO520.1336          MT
     10       *Shelf, A-Style 16H 36W 13D                                  AO520.1336          LT
      3       *Shelf, A-Style 16H 48W 13D                                  AO520.1348          MT
      1       *Tackboard, A-Style 16H 24W                                  AO610.1624          64, ?
      4       *Tackboard, A-Style 16H 24W                                  AO610.1624          ?
      3       *Tackboard, A-Style 16H 36W                                  AO610.1636          ?
     17       *Tackboard, A-Style 16H 48W                                  AO610.1648          ?
      1       *Tackboard, A-Style 16H 60W                                  AO610.1660          7M, 01
      9       *Task Light for 24W Shelf or Flipper Unit                    G6150.24M           MT
      1       *Task Light for 24W Shelf or Flipper Unit                    G6150.24M           LT
      1       *Task Light for 24W Shelf or Flipper Unit                    G6150.24M           BU
      7       *Task Light for 30W Shelf or Flipper Unit                    G6150.30M           MT
      5       *Task Light for 36W Shelf or Flipper Unit                    G6150.36M           MT
      2       *Task Light for 36W Shelf or Flipper Unit                    G6150.36M           LT
      5       *Task Light for 42W Shelf or Flipper Unit                    G6150.42M           MT
     66       *Task Light for 48W Shelf or Flipper Unit                    G6150.48M           MT
     19       *Task Light for 48W Shelf or Flipper Unit                    G6150.48M           LT
      2       *Task Light for 48W Shelf or Flipper Unit                    G6150.48M           BU
      1       *Task Light for 60W Shelf or Flipper Unit                    G6150.60M           MT
      3       *Wall Start 62H                                              AO210.62            LT
      1       *Wall Starter 42H                                            MM1-WS42            J
     18       *Wall Strip 60H                                              AO213.60            LT
      2       *Work Surf, Rad-Edge Rect Lam 24W 24D                        AO417.2424L         LT, LT
      1       *Work Surf, Rad-Edge Rect Lam 24W 24D                        AO417.2424L         LG, MT
     10       *Work Surf, Rad-Edge Rect Lam 30W 24D                        AO417.2430L         LT, MT
      5       *Work Surf, Rad-Edge Rect Lam 30W 24D                        AO417.2430L         LT, LT
      5       *Work Surf, Rad-Edge Rect Lam 30W 24D                        AO417.2430L         LT, BU
      1       *Work Surf, Rad-Edge Rect Lam 30W 30D                        AO417.3030L         LT, LT
      2       *Work Surf, Rad-Edge Rect Lam 30W 30D                        AO417.3030L         LT, MT
     17       *Work Surf, Rad-Edge Rect Lam 36W 24D                        AO417.2436L         LT, LT
     31       *Work Surf, Rad-Edge Rect Lam 36W 24D                        AO417.2436L         LT, MT
      1       *Work Surf, Rad-Edge Rect Lam 36W 24D                        AO417.2436L         LT, BU
      4       *Work Surf, Rad-Edge Rect Lam 36W 24D                        AO417.2436L         LG, LG
      4       *Work Surf, Rad-Edge Rect Lam 36W 30D                        AO417.3036L         LT, LT
      2       *Work Surf, Rad-Edge Rect Lam 36W 30D                        AO417.3036L         LT, MT
      2       *Work Surf, Rad-Edge Rect Lam 42W 24D                        AO417.2442L         LT, MT
      3       *Work Surf, Rad-Edge Rect Lam 42W 30D                        AO417.3042L         LT, LT
     27       *Work Surf, Rad-Edge Rect Lam 48W 24D                        AO417.2448L         LT, LT
     39       *Work Surf, Rad-Edge Rect Lam 48W 24D                        AO417.2448L         LT, MT
     17       *Work Surf, Rad-Edge Rect Lam 48W 24D                        AO417.2448L         LT, BU
      1       *Work Surf, Rad-Edge Rect Lam 48W 24D                        AO417.2448L         LG, LG

              FHP THIRD FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                               DESCRIPTION                            PRODUCT                FINISHES
    ---                               -----------                            -------                --------
      4       *Work Surf, Rad-Edge Rect Lam 48W 30D                        AO17.3048L          LT, MT
      3       *Work Surf, Rad-Edge Rect Lam 48W 30D                        AO17.3048L          LT, BU
      2       *Work Surf, Rad-Edge Rect Lam 48W 30D                        AO17.3048L          LT, LT
      2       *Work Surf, Rad-Edge Rect Lam 60W 24D                        AO17.2460L          LT, BU
      5       *Work Surf, Rad-Edge Rect Lam 60W 24D                        AO17.2460L          LT, MT
      2       *Work Surf, Rad-Edge Rect Lam 60W 24D                        AO17.2460L          LT, LT
      1       *Work Surf, Rad-Edge Rect Lam 60W 30D                        AO17.3060L          LT, LT
      8       *Work Surf, Rad-Edge Rect Lam 72W 24D                        AO17.2472L          LT, MT
      1       *Work Surf, Rad-Edge Rect Lam 72W 24D                        AO17.2472L          LT, LT
      4       *Work Surf, Rad-Edge Rect Lam 72W 30D                        AO17.3072L          LT, BU
      7       *Work Surf, Rad-Edge Rect Lam 72W 30D                        AO17.3072L          LT, MT
     24       *Work Surf, Rad-Edge Rect Lam 72W 30D                        AO17.3072L          LT, LT
      2       *Work Surf, Sq-Edge Rect Lam 24D 36W                         A2310.2436L         LG, LG
      2       Ceiling Entry Kit, Top-Mounted Pwr 62H                       NP239.62E           MT, MT
      2       Ceiling Infeed Panel   3-1/2WX5DX48H                         APXCIP4             S
      4       Ceiling Infeed Panel   3-1/2WX5DX48H                         APXCIP4             J
      1       FIXED PEDESTAL DRAWER 24"                                    PDX-24-HLN          (HLN), , TR, 00E
      1       Flip Dr Unt, A-Stl, Std W/LK 15-1/2H 36W 12-1/2D             AO560.1336          KD, MT, 38, 67
      6       Flip Dr Unt, A-Stl, Std W/LK 15-1/2H 48W 12-1/2D             AO560.1348          KD, BU, F12
      8       Flip Dr Unt, A-Stl, Std W/LK 15-1/2H 48W 12-1/2D             AO560.1348          KD, LT, F12
      4       Flip Dr Unt, A-Stl, Std W/LK 15-1/2H 48W 12-1/2D             AO560.1348          KD, LT, 38, 67
     14       Flip Dr Unt, A-Stl, Std W/LK 15-1/2H 48W 12-1/2D             AO560.1348          KD, MT, 38, 67
      1       Flip Dr Unt, A-Stl, Std W/LK 15-1/2H 48W 12-1/2D             AO560.1348          KD, BU, 38, 67
      7       LATERAL FILE - 2 DRAWER - 30" X 30 1/16" X 18"               LAT-30-2D           PT
      2       LATERAL FILE - 2 DRAWER - 36" X 30 1/16" X 18"               LAT-36-2D           PT
              Lateral File Unit, 2 Stacked File Drawers 27"h X 30"w X
      2       18"d                                                         DLS30               ~Foundat, G, D1, G, R, ~
              Lateral File Unit, 2 Stacked File Drawers 27"h X 36"w X
      1       18"d                                                         DLS36               ~Foundat, G, D1, G, R, ~
     19       Lateral File, A-Style Susp Lam Front, W/Lock 48W             AO510.1648          KD, BU, LT
     40       Lateral File, A-Style Susp Lam Front, W/Lock 48W             AO510.1648          KD, BU, LT
      1       Panel, Hard Surf 48H 24W                                     AO110.4824          LT, LT
                                                                                               ~Foundat, ~D1AC, GD1, G, G,
      1       Pedestal, Standard Pull, 22" Box, Box, File                  DSAI6612            R, ~, ~N
     12       Power Infeed, Modular        61W, Base Power                 AR1EPI2
      5       Reuter Open Shelf, Morr Brkt 48W, 13D, 8H                    RS1-M48             S
      5       Reuter Task Light 48W        For 60"-72" Cabinet             RT1-F48             R, J,~
      1       T End for Morrison Panel     6Wx7Dx48H, 48"Pnl/48"Spine      AX1M48483           J, J
      1       T End for Morrison Panel     6Wx7Dx64H, 64"Pnl/48"Spine      AX1M64483           J, J
     24       T End for Morrison Panel     6Wx7Dx64H, 64"Pnl/64"Spine      AX1M64643           J, J
      1       Tackboard, A-Style Single-Sided 15H 24W                      AO610.1624          49, 05
      4       Tackboard, A-Style Single-Sided 15H 30W                      AO610.1630          49, 05
      1       Tackboard, A-Style Single-Sided 15H 30W                      AO610.1630          38, 67
      2       Tackboard, A-Style Single-Sided 15H 36W                      AO610.1636          64, 24
      1       Tackboard, A-Style Single-Sided 15H 36W                      AO610.1636          38, 67

              FHP THIRD FLOOR - SYSTEMS FURNITURE INVENTORY

    QTY                               DESCRIPTION                            PRODUCT                FINISHES
    ---                               -----------                            -------                --------
     34       Tackboard,A-Style Single-Sided 15H 48W                       AO610.1648          64, 24
     11       Tackboard,A-Style Single-Sided 15H 48W                       AO610.1648          F12
     30       Tackboard,A-Style Single-Sided 15H 48W                       AO610.1648          38, 67
      2       Tackboard,A-Style Single-Sided 15H 48W                       AO610.1648          94, 02
      1       Tackboard,A-Style Single-Sided 15H 60W                       AO610.1660          49, 05
      1       Tackboard,A-Style Single-Sided 16H 42W                       AO610.1642          49, 05
      6       VERTICAL FILE WITH 2 DRAWERS - LETTER SIZE - 15" X 28" X 25  VERT-LET-2D         PT
     14       Wall Frame, 48"H       48WX5DX52H                            APF14848
     42       Wall Frame, 48"H       60WX5DX52H                            APF14860
      8       Wall Frame, 64"H       48WX5DX68H                            APF16448
      8       Wall Frame, 64"H       60WX5DX68H                            APF16460
      4       Wall Frame, 64"H       72WX5DX68H                            APF16472